497(c) filing

333-59093

811-08879

SUN CAPITAL ADVISERS TRUST®

Prospectus May 1, 2006

Sun Capital® All Cap Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Real Estate Fund®

SCSM Davis Venture Value Fund

SCSM Oppenheimer Main Street Small Cap Fund

SCSM FI Large Cap Growth Fund

SCSM Blue Chip Mid Cap Fund

Initial Class Shares

The Securities and Exchange Commission has not approved any fund’s shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

To obtain a free copy of the funds’ Statement of Additional Information, dated May 1, 2006, or the most recent copy of the Annual Report to Shareholders, please contact your agent or the funds at:

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, MA 02481

Telephone 1-800-432-1102 x2496

Sun Capital Advisers LLC, a member of the Sun Life Financial group of companies, serves as investment adviser to the Sun Capital Advisers Trust.

OVERVIEW OF FUNDS

ADVISER

All of the funds are managed by Sun Capital Advisers LLC. The adviser is an indirect, wholly-owned subsidiary of Sun Life Financial Inc., a diversified financial services organization with total assets under management at December 31, 2005 of $331 billion.

FUNDS

Shares of the funds are available exclusively for variable annuity and variable life insurance products. Variable annuity and variable life contract owners should also review the separate account prospectus prepared by the insurance company for their contracts.

Sun Capital All Cap Fund

Sun Capital Investment Grade Bond Fund

Sun Capital Money Market Fund

Sun Capital Real Estate Fund

SC Davis Venture Value Fund

SC Oppenheimer Main Street Small Cap Fund

SC FI Large Cap Growth Fund

SC Blue Chip Mid Cap Fund

YOU SHOULD KNOW	An investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sun Capital Advisers Trust’s trustees may change a fund’s investment goal without shareholder approval.

This prospectus relates only to the Initial Class shares of Sun Capital Advisers Trust, which are offered through the variable annuity and variable life insurance products for which Initial Class shares of the funds serve as investment options. The Service Class shares of the funds are offered by means of a separate prospectus.

1

THE FUNDS’ GOALS, STRATEGIES AND RISKS

All Cap Fund

Adviser

Sun Capital Advisers LLC

INVESTMENT GOAL

Long-term capital growth.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in equity securities of U.S. companies.

Under normal conditions, the fund invests at least 80% of its net assets in equity securities. The fund may invest without limit in securities of U.S. companies and of foreign companies that are listed or traded in the U.S., but does not invest more than 10% of its assets in other foreign securities. These U.S. and foreign companies in which the fund invests may be of any size.

How investments are selected

The adviser uses a bottom-up, fundamental analysis approach to evaluate investments for the fund. The adviser’s research includes analysis of a company’s business model, management, industry position and financial statements.

The adviser selects securities of companies which it believes are undervalued relative to their earnings growth prospects.

The adviser seeks to invest in stocks of companies with:

•	strong fundamentals
•	dominant product and market share
•	substantial and growing cash flow
•	seasoned management
•	greater intrinsic value than current market price, relative to industry peers

The adviser will consider selling a stock when:

•	it reaches a predetermined target price,
•	other opportunities appear more attractive, or
•	it determines the stock is overvalued based on the fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	the stock market goes down
•	the market undervalues the stocks held by the fund for longer than expected
•	the stocks purchased by the fund turn out not to be undervalued
•	an adverse event depresses the value of a particular stock or industry in which the fund invests

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who

•	are seeking to participate in the long-term growth potential of a portfolio of diversified stocks
•	are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
•	are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

•	are uncomfortable with the risks of the stock market
•	seek stability of principal
•	are investing for the short term

2

THE FUNDS’ GOALS, STRATEGIES AND RISKS

All Cap Fund (continued)

FUND PERFORMANCE

The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund’s Initial Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Initial Class will perform in the future.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Initial Class shares

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund’s inception on May 1, 2002.

Fund’s best and worst calendar quarters for Initial Class shares

		Quarter/Year

Highest	37.36%	2nd Quarter 2003

Lowest	(7.69)%	1st Quarter 2003

Average annual total returns for Initial Class shares

(for the periods ended December 31, 2005)

	One Year	Since Inception*

Fund	(0.72)%	9.19%

S&P 500 Index	4.91%	6.00%

*  Inception means 5/1/02 for the All Cap Fund’s Initial Class and the S&P 500 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compared to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

3

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Investment Grade Bond Fund

Adviser

Sun Capital Advisers LLC

INVESTMENT GOAL

High current income consistent with relative stability of principal.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in investment grade fixed income securities, including those issued by:

•	U.S. and foreign companies, including companies in emerging market countries
•	the U.S. government and its agencies and instrumentalities, including those that issue mortgage-backed securities
•	foreign governments, including those of emerging market countries

Credit quality

The fund invests at least 80% of its net assets in investment grade fixed income securities. The fund may invest up to 20% of its assets in high yield or junk bonds rated at least B by one rating agency or unrated bonds of equivalent quality.

Duration target

The portfolio’s average dollar-weighted duration is generally within (+) or (–) one year of the effective duration of the Lehman Aggregate Bond Index. (Duration is a measure of interest rate sensitivity.) There is no limit on the maturity or duration of individual securities.

How investments are selected

The adviser selects investments for the fund’s portfolio by:

•	Analyzing the credit quality, yield, and investment risk of individual securities in order to estimate their relative value and attractiveness.
•	Identifying sectors and maturity ranges that appear to be temporarily underpriced and, therefore, offer favorable yields given their interest rate sensitivity and other risks.
•	Considering whether a particular investment is consistent with the fund’s targets for portfolio duration, maturity distribution and issuer and sector diversification.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	Interest rates go up, which will make bond prices go down and reduce the value of the fund’s bond portfolio accordingly.
•	The issuer of a security owned by the fund defaults on its payment obligations or has its credit rating downgraded by a rating agency. The risk of default is higher for high yield bonds.
•	The issuer of a callable security exercises its right, when interest rates are falling, to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
•	The issuer of a security exercises its right, when interest rates are rising, to extend the time for paying principal, which will lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.
•	Prices of the fund’s foreign securities go down because of foreign government actions, political instability, or the more limited availability of accurate information about foreign issuers. These risks are accentuated for issuers in emerging market countries.
•	The adviser’s judgments about the relative values of securities selected for the fund’s portfolio prove to be wrong.

4

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Investment Grade Bond Fund (continued)

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	want higher potential returns than a money market fund and are willing to accept more interest rate risk
•	are seeking to diversify their investment portfolios

The fund may not be appropriate for investors who:

•	are investing for maximum long-term growth or the highest possible income
•	want absolute stability of principal

FUND PERFORMANCE

The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund’s Initial Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Initial Class will perform in the future.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Initial Class shares

The bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund’s inception on December 7, 1998.

Fund’s best and worst calendar quarters for Initial Class shares

		Quarter/Year

Highest	4.71%	2nd Quarter 2003

Lowest	(2.33)%	2nd Quarter 2004

Average annual total returns for Initial Class shares

(for the periods ended December 31, 2005)

	One Year	Five Years	Since Inception*

Fund	1.96%	6.06%	5.57%

Lehman Brothers Aggregate Bond Index	2.43%	5.87%	5.63%

* Inception means 12/7/98 for the Investment Grade Bond Fund’s Initial Class and the Lehman Brothers Aggregate Bond Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compared to the return of the Lehman Brothers Aggregate Bond Index. The table assumes that you reinvest all of your dividends and distributions.

The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of U.S. Treasuries, agencies, credit, asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities. Unlike the fund, the index is not managed and does not incur expenses.

5

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Money Market Fund

Adviser

Sun Capital Advisers LLC

INVESTMENT GOALS

Maximizing current income, consistent with maintaining liquidity and preserving capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests exclusively in high quality U.S. dollar-denominated money market securities, including those issued by:

•	U.S. and foreign banks
•	corporate issuers
•	the U.S. government and its agencies and instrumentalities
•	foreign governments
•	multinational organizations such as the World Bank

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers’ acceptances, mortgage-backed and asset-backed securities, repurchase agreements, and other short-term debt securities.

Minimum credit quality

Ratings in a rating agency’s two highest short-term rating categories or equivalent quality for unrated securities.

Maximum maturity

Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

How investments are selected

The adviser selects for the fund’s portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, yields, and prices. To take advantage of changing yield differentials, the fund may overweight securities in particular sectors of the short-term debt market while maintaining overall issuer and sector diversification.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Although Money Market Fund seeks to preserve the value of an investment at $1.00 per share, the fund might not be able to maintain a $1.00 share price so it is possible to lose money by investing in the fund.

•	the issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent, or has its credit rating downgraded by a rating agency.
•	there is a sudden or sharp increase in interest rates.
•	the adviser’s judgments about the relative values of securities selected for the fund’s portfolio prove to be wrong.
•	the value of the fund’s U.S. dollar-denominated foreign securities goes down because of foreign government actions, political instability or the more limited availability of accurate information about foreign issuers.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	seek liquidity and stability of principal
•	want a conservative temporary investment

The fund may not be appropriate for investors who:

•	need the added security of federal deposit insurance offered by bank deposits
•	are investing for long-term growth
•	are looking for a rate of return that consistently exceeds the rate of inflation

6

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Money Market Fund (continued)

FUND PERFORMANCE

The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund’s Initial Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Initial Class will perform in the future.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Initial Class shares

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund’s inception on December 7, 1998.

Fund’s best and worst calendar quarters for Initial Class shares

		Quarter/Year

Highest	1.52%	3rd Quarter 2000

Lowest	0.10%	4th Quarter 2003

Average annual total returns for Initial Class shares

(for the periods ended December 31, 2005)

	One Year	Five Years	Since Inception*

Fund	2.75%	1.74%	2.75%

Merrill Lynch 3-month U.S. T-Bill Index	3.07%	2.34%	3.25%

*  Inception means 12/7/98 for the Money Market Fund’s Initial Class and the Merrill Lynch 3-month U.S. T-Bill Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Merrill Lynch 3-month U.S. T-Bill Index. The table assumes that you reinvest all of your dividends and distributions.

The Merrill Lynch 3-month U.S. T-Bill Index is a measure of the performance of the 3-month U.S. Treasury bill. Unlike the fund, the index is not managed and does not incur expenses.

7

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Real Estate Fund

Adviser

Sun Capital

Advisers LLC

INVESTMENT GOALS

Primary: Long term capital growth. Secondary: Current income and growth of income.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in securities of real estate investment trusts (“REITs”) and other U.S. and foreign real estate companies. The fund generally focuses its investments in equity REITs, which invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents, and may also realize gains by selling appreciated property.

How investments are selected

The adviser allocates the fund’s investments across various geographic areas primarily within the U.S., REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing, and special use facilities. The adviser selects securities for the fund’s portfolio by analyzing the fundamental and relative values of potential REIT investments based on several factors, including:

•	The ability of a REIT to grow its funds from operations internally through increased occupancy and higher rents and externally through acquisitions and development.
•	The quality of a REIT’s management, including its ability to buy properties at reasonable prices and to add value by creative and innovative property and business management.
•	A REIT’s cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio and market price.
•	Current or anticipated economic and market conditions, interest rate changes, and regulatory developments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	The U.S. or a foreign or local real estate market declines due to economic conditions, supply/demand imbalances (e.g., overbuilding and high vacancy rates), reduced or regulated rents, or other causes.
•	To the extent that the fund invests in REIT securities denominated in foreign currencies or in securities of REITs that hold properties in foreign countries such that the REIT’s revenues and expenses are tied to foreign currencies, the fund may be subject, directly or indirectly, to foreign currency exchange gains or losses.
•	Interest rates go up. This can affect the availability or cost of financing for property acquisitions and reduce the value of a REIT’s fixed income investments.
•	The values of properties owned by a REIT are hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters, or increased operating expenses.
•	A REIT in the fund’s portfolio is, or is perceived by the market to be, poorly managed.
•	The market for REITs goes down or is less favored than other stock market sectors or types of investments.
•	The adviser’s judgments about the relative values of REIT securities selected for the fund’s portfolio prove to be wrong.

Many REITs are small capitalization companies that may experience more price volatility, be less liquid, and have more limited financial resources than large capitalization companies.

Diversification and industry concentration

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Also, the fund concentrates (invests 25% or more of its assets) in the real estate group of industries. Being non-diversified and concentrated may magnify the fund’s losses from adverse events affecting a particular issuer or the real estate group of industries.

8

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Real Estate Fund (continued)

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	are pursuing a long-term goal such as investing for retirement
•	want to allocate part of their investment portfolio to real estate investments
•	are seeking higher potential long-term returns
•	can accept the risk of volatility in the stock and real estate markets

The fund may not be appropriate for investors who:

•	are pursuing a short-term investment goal
•	seek stability of principal
•	are uncomfortable with the risk of price volatility in the stock and real estate markets

FUND PERFORMANCE

The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund’s Initial Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Initial Class will perform in the future.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Initial Class shares

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund’s inception on December 7, 1998.

Fund’s best and worst calendar quarters for Initial Class shares

		Quarter/Year

Highest	18.37%	4th Quarter 2004

Lowest	(9.36)%	1st Quarter 2005

Average annual total returns for Initial Class shares

(for the periods ended December 31, 2005)

	One Year	Five Years	Since Inception*

Fund	9.67%	18.41%	16.34%

Morgan Stanley REIT Index	12.13%	18.71%	15.68%

*  Inception means 12/7/98 for the Real Estate Fund’s Initial Class and the Morgan Stanley REIT Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compared to the return of the Morgan Stanley REIT Index. The table assumes that you reinvest all of your dividends and distributions.

The Morgan Stanley REIT Index is a total-return index comprising the most actively traded REITs and is designed to be a measure of real estate equity performance. Unlike the fund, the index is not managed and does not incur expenses.

9

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Davis Venture Value Fund

Adviser

Sun Capital

Advisers LLC

Subadviser

Davis Advisors

INVESTMENT GOAL

Growth of capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in the common stock of U.S. companies with market capitalizations of at least $10 billion at the time of purchase.

How investments are selected

The fund’s investment subadviser, Davis Advisors’ (“Davis”) investment philosophy is to select common stocks of growing companies at value prices and to hold them for the long term. Davis uses extensive research to seek overlooked companies with sustainable growth rates that currently sell at modest price-earnings multiples.

In selecting securities for the fund, Davis looks for companies with some or all of the following characteristics:

•	Strong, experienced management with a proven track record
•	Significant management ownership of the company
•	Strong returns on capital
•	Lean expense structure
•	Dominant or growing market share in a growing market
•	Record of successful acquisitions to expand operations and markets
•	Strong balance sheet
•	Competitive products or services
•	Successful international operations
•	Innovation, including successful use of technology

While Davis plans on holding securities for the long term, it will consider selling a security if the stock’s market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	The stock market goes down.
•	Value stocks fall out of favor with the stock market relative to growth stocks.
•	Large capitalization stocks underperform relative to small or mid-capitalization stocks.
•	The market undervalues the stocks held by the fund for longer than expected.
•	Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to fall.
•	Prices of the fund’s foreign securities go down because of foreign government actions, political instability, or the more limited availability of accurate information about foreign issuers.

The fund historically has invested a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include:

•	Financial services companies may suffer a setback if regulators change the rules under which they operate.
•	Unstable and/or rising interest rates may have a disproportionate effect on financial services companies.
•	Some financial services companies may have loan portfolios concentrated in a particular industry, such as a high level of loans to real estate developers, which make them vulnerable to economic conditions that affect that industry.
•	Some financial services companies may suffer from the increasingly competitive environment in which they operate.

10

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Davis Venture Value Fund (continued)

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	are seeking long-term growth of capital
•	are more comfortable with established, well-known companies
•	are investing for the long term
•	are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

•	are worried about the possibility of sharp price swings and dramatic price declines
•	are interested in earning current income
•	are investing for the short term

FUND PERFORMANCE

The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund’s Initial Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Initial Class will perform in the future.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Initial Class shares

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund’s inception on July 17, 2000.

Fund’s best and worst calendar quarters for Initial Class shares

		Quarter/Year

Highest	17.36%	2nd Quarter 2003

Lowest	(13.25)%	3rd Quarter 2001

Average annual total returns for Initial Class shares

(for the periods ended December 31, 2005)

	One Year	Five Years	Since Inception*

Fund	9.73%	3.81%	3.21%

S&P 500 Index	4.91%	0.54%	(1.85)%

*  Inception means 7/17/00 for the Davis Venture Value Fund’s Initial Class and the S&P 500 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compared to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

11

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Oppenheimer Main Street Small Cap Fund

Adviser

Sun Capital Advisers LLC

Subadviser

OppenheimerFunds, Inc.

INVESTMENT GOAL

Capital appreciation.

KEY INVESTMENTS AND STRATEGIES

Under normal market conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small capitalization companies. The fund currently considers an issuer having a market capitalization of up to $3 billion to be a small-cap company. The fund measures that capitalization at the time the fund buys the security, and it is not required to sell the security if the issuer’s capitalization grows above $3 billion. Over time, the fund may change the range of asset capitalizations it uses to define small-cap issuers, as market conditions change.

OppenheimerFunds, Inc., the fund’s investment subadviser, selects investments mainly in common stocks of small-capitalization U.S. companies that it believes have favorable business trends or prospects. These may include “growth” and/or “value” common stocks and other equity securities. A “value” investment style attempts to find companies whose securities are believed to be undervalued in the marketplace. A “growth” investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. The fund incorporates a blended style of investing combining both growth and value styles.

How investments are selected

In selecting securities for purchase or sale by the fund, the fund’s portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time, and its implementation may vary in particular cases, in general, the selection process involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by industries and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.
•	Fundamental research: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
•	Judgment: The portfolio is then continuously re-balanced by the portfolio managers, based upon the quantitative tools and qualitative factors described above.

In seeking broad diversification of the fund’s portfolio, the portfolio managers currently search primarily for the following characteristics (although these may vary over time and in different cases):

•	Companies with a small market capitalization, primarily up to $3 billion.
•	Companies with attractive financial characteristics based on quantitative models.
•	Companies experiencing positive changes in operations due to enhanced competitive ability and/or beneficial industry trends.

The portfolio managers employ a disciplined approach in deciding whether to sell particular portfolio securities based on quantitative models and fundamental research. The portfolio managers will consider selling a particular stock if it exhibits one or more of the following factors, among others:

•	deterioration in a company’s expected earnings or cash flow;
•	change in valuation as determined by multiple variables including: earnings, cash flow and book value; or
•	analysis of a company’s balance sheet suggests a less attractive earnings potential.

In addition, if the reason that the portfolio managers originally purchased the stock of a particular company materially changes, then they may also decide to sell the stock.

12

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Oppenheimer Main Street Small Cap Fund (continued)

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	U.S. stock markets go down or perform poorly relative to other types of investments
•	Small cap securities, which generally are more volatile and less liquid than large cap securities, decline in value more steeply or become less liquid than expected
•	Prices of the fund’s securities fall as a result of general market movements or unfavorable company news
•	The fund’s investment style and small cap focus do not produce favorable results relative to market trends
•	The subadviser’s judgments about the relative values of securities selected for the fund’s portfolio prove to be wrong.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	are seeking to participate in the long-term capital appreciation potential of small cap companies
•	are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large or mid cap companies
•	are willing to accept the risks of the stock market and potential long-term rewards of investing in small cap companies with limited track records

The fund may not be appropriate for investors who:

•	are interested in earning current income
•	are investing for the short term
•	are uncomfortable with the risks of the stock market

FUND PERFORMANCE (the fund was known as SC Value Small Cap Fund prior to January 9, 2006)

The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund’s Initial Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Initial Class will perform in the future.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Initial Class shares

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund’s inception on July 17, 2000.

Fund’s best and worst calendar quarters for Initial Class shares

		Quarter/Year

Highest	22.27%	2nd Quarter 2003

Lowest	(22.54)%	3rd Quarter 2002

13

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Oppenheimer Main Street Small Cap Fund (continued)

Average annual total returns for Initial Class shares

(for the periods ended December 31, 2005)

	One Year	Five Years	Since Inception*

Fund	4.33%	8.63%	11.86%

Russell 2000 Value Index	4.71%	13.55%	14.37%

*  Inception means 7/17/00 for the Oppenheimer Main Street Small Cap Fund’s Initial Class and the Russell 2000 Value Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compared to the return of the Russell 2000 Value Index. The table assumes that you reinvest all of your dividends and distributions.

The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index (an index that includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index represents 98% of the investable U.S. equity market. Unlike the fund, the index is not managed and does not incur expenses.

OppenheimerFunds, Inc. became the Fund’s subadviser on January 9, 2006.

14

THE FUNDS’ GOALS, STRATEGIES AND RISKS

FI Large Cap Growth Fund

Adviser

Sun Capital Advisers LLC

Subadviser

Pyramis Global Advisors, LLC, a unit of Fidelity Management and Research Corporation

INVESTMENT GOAL

Long-term growth of capital.

KEY INVESTMENTS AND STRATEGIES

The fund normally invests primarily in common stocks. The fund normally invests at least 80% of its assets in securities of companies with large market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 1000 Index or the Standard & Poor’s 500 Index (“S&P 500”)). Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the Index. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

How investments are selected

The key investment strategies of Pyramis, the fund’s subadviser, include:

•	Investing in companies that it believes have above-average growth potential (stocks of these companies are often called growth stocks).
•	Using the Russell 1000 Growth Index as a guide in structuring the fund and selecting its investments.
•	Investing in domestic and foreign issuers.
•	Using fundamental analysis of each issuer’s financial condition, its industry position, and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity, and investment risk to select investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	U.S. stock markets go down or perform poorly relative to other types of investments.
•	Growth stocks fall out of favor with the stock markets relative to value stocks.
•	Large capitalization stocks underperform relative to small or mid-capitalization stocks.
•	Foreign markets, which can be more volatile than the U.S. market due to increased risks of adverse political, regulatory, market, or economic developments, perform differently from the U.S. market.
•	Prices of the securities in the fund’s portfolio fall as a result of general market movements or unfavorable company news.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	are seeking to participate in the long-term growth potential of a diversified portfolio of large capitalization stocks
•	are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
•	are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

•	are uncomfortable with the risks of the stock market
•	seek stability of principal
•	are investing for the short term

FUND PERFORMANCE

Performance information is not provided because the fund had not yet commenced investment operations as of the printing of this prospectus.

15

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Blue Chip Mid Cap Fund

Adviser

Sun Capital Advisers LLC

Subadviser

Wellington Management Company, LLP

INVESTMENT GOAL

Long-term capital growth.

KEY INVESTMENTS AND STRATEGIES

Under normal conditions, the fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities with market capitalizations within the range of the Russell Midcap Index or the S&P MidCap 400 Index. As of December 31, 2005, this range was between $423.4 million to $18.4 billion. The range of capitalizations of companies in each index will fluctuate as market prices increase or decrease.

How investments are selected

The fund is broadly diversified by industry and company. The fund favors high-quality, well-established companies. These are companies with a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

The fund’s investment subadviser, Wellington Management Company, LLP (“Wellington Management”) uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the fund’s portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	U.S. stock markets go down or perform poorly relative to other types of investments.
•	Mid-capitalization companies fall out of favor with investors.
•	Prices of the fund’s securities fall as a result of general market movements or unfavorable company news.
•	The fund’s investment style and mid-capitalization focus do not produce favorable results relative to market trends.
•	The fund misses out on an investment opportunity because its assets are invested in lower performing investments.
•	Wellington Management’s judgments about future economic trends or the relative value of securities selected for the fund’s portfolio prove to be wrong.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	are seeking to participate in the long-term growth potential of U.S. medium capitalization stocks
•	are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large capitalization companies
•	are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

•	are uncomfortable with the risks of the stock market
•	seek stability of principal

16

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Blue Chip Mid Cap Fund (continued)

FUND PERFORMANCE

The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund’s Initial Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Initial Class will perform in the future.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Initial Class shares

The bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund’s inception on September 1, 1999.

Fund’s best and worst calendar quarters for Initial Class shares

		Quarter/Year

Highest	22.85%	1st Quarter 2000

Lowest	(17.89)%	3rd Quarter 2002

Average annual total returns for Initial Class shares

(for the periods ended December 31, 2005)

	One Year	Five Years	Since Inception*

Fund	16.61%	8.70%	14.90%

S&P MidCap 400 Index	12.58%	8.60%	11.71%

*  Inception means 9/1/99 for the Blue Chip Mid Cap Fund’s Initial Class and the S&P MidCap 400 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compared to the returns of the S&P MidCap 400 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P Midcap 400 Index is a market cap weighted mid cap index, broadly representing the mid cap market in the United States.

17

EXPENSE SUMMARY

The table below describes the fees and expenses you may pay if you remain invested in the Initial Class shares of a fund. The Initial Class shares of the funds are not subject to any fees upon purchases or redemptions; however, the funds’ annual operating expenses do not reflect the separate account fees charged in the variable annuity and variable life insurance products through which the fund is offered. If those separate account fees were reflected, the expenses shown below would be higher. Please see the prospectus for your variable annuity or variable life contract for more details on the separate account fees.

Annual fund operating expenses paid from the assets of the fund—Initial Class shares

As a percentage of average daily net assets

	All Cap	Investment Grade Bond	Money Market	Real Estate
Management Fee	0.70%	0.60%	0.50%	0.95%
Other Expenses	2.04	0.43	0.27	0.27
Total Operating Expenses	2.74	1.03	0.77	1.22
Fee Waiver and Expense Limitation[1]	(1.84)	(0.28)	(0.27)	(0.12)
Net Expenses	0.90%	0.75%	0.50%	1.10%

	Davis Venture Value	Oppenheimer Main Street Small Cap	FI Large Cap Growth*	Blue Chip Mid Cap
Management Fee	0.75%	0.80%	0.75%	0.80%
Other Expenses	0.38	0.30	0.30	0.35
Total Operating Expenses	1.13	1.10	1.05	1.15
Fee Waiver and Expense Limitation[1]	(0.23)	(0.10)	(0.24)	(0.15)
Net Expenses	0.90%	1.00%	0.81%	1.00%

[1]	The expenses in the table above reflect an expense limitation agreement under which Sun Capital Advisers LLC (the “adviser”) has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the amounts shown as Net Expenses in the table. The adviser has contractually agreed to maintain the expense limits until at least April 30, 2007. For additional information regarding the expense limitations, please refer to the prospectus section captioned “About the Adviser”. To the extent that the total expense ratio for a fund’s Initial Class shares falls below the expense limitation stated above in future years, the adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.
*	The FI Large Cap Growth Fund has not yet commenced operations. As a result, “Other Expenses” are estimated.

18

EXPENSE SUMMARY

Example

This Example is intended to help you compare the cost of investing in the Initial Class shares of the funds with the cost of investing in other mutual funds. The Initial Class shares of the funds are not subject to any fees upon purchases or redemptions; however, the funds’ annual estimated operating expenses do not reflect the separate account fees charged in the variable annuity and variable life insurance products through which the fund is offered. If those separate account fees were reflected, the costs shown below would be higher.

The Example assumes that you invest $10,000 in a fund for the time periods indicated, then redeem all of your Initial Class shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and reinvestment of all dividends and distributions. The estimated costs in Year 1 are calculated based on each fund’s contractual expense limitation, shown as Net Expenses in the table above. For Years 2 through 10, each fund’s operating expenses are calculated based on its Total Operating Expenses as shown in the table above, but without regard to any fee waiver or expense limitation. Therefore, the annual estimated costs used in Years 3, 5 and 10 are equal to or higher than the costs reflected in Year 1. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Sun Capital All Cap Fund	$92	$675	$1,285	$2,935
Sun Capital Investment Grade Bond Fund	$77	$300	$541	$1,234
Sun Capital Money Market Fund	$51	$219	$401	$929
Sun Capital Real Estate Fund	$112	$375	$659	$1,467
SC Davis Venture Value Fund	$92	$336	$600	$1,354
SC Oppenheimer Main Street Small Cap Fund	$102	$340	$597	$1,331
SC FI Large Cap Growth Fund	$83	$332	$600	$1,367
SC Blue Chip Mid Cap Fund	$102	$350	$618	$1,384

19

MORE ABOUT THE FUNDS’ INVESTMENTS

■  All Funds other than Money Market Fund and Investment Grade Bond Fund

Equity securities include common stocks, trust shares, preferred stocks and debt securities convertible into stock and warrants.

Equity Securities    All funds other than Money Market Fund and Investment Grade Bond Fund invest primarily in common stocks and common stock equivalents including convertible debt securities and convertible preferred stocks. Convertible debt securities and convertible preferred stocks entitle the holder to acquire the issuer’s common stock by exchange or purchase at a predetermined rate. Convertible debt securities and convertible preferred stocks are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

■  All Funds

Fixed income securities    All funds other than Money Market Fund may invest in all types of fixed income securities of any maturity or duration, such as:

• bills, notes, bonds • structured notes and other derivative securities • residential and commercial mortgage-backed securities	• convertible securities • collateralized mortgage and bond obligations • preferred stock and trust certificates • asset-backed securities

These securities may have many types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment-in-kind, and auction rate features.

Money Market Fund may invest in certain types of preferred shares having debt-like features to the extent that the preferred shares meet the maturity, quality and diversification requirements applicable to the fund.

Credit quality    Fixed income securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating, or are unrated securities that the investment adviser or subadviser believes are of comparable quality. If a security receives different ratings from multiple rating organizations, the fund may treat the security as being rated in the highest rating category received. Each fund may choose not to sell securities that are downgraded, after their purchase, below the fund’s minimum acceptable credit rating.

High yield bonds    Investment Grade Bond Fund may invest up to 20% of its assets in below investment grade securities (high yield) rated at least B by one rating agency or unrated bonds of equivalent quality. High yield bonds involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

American Depositary Receipts and Foreign Securities    All funds other than Money Market Fund, may invest in American Depositary Receipts (ADRs) which are U.S. dollar denominated securities representing an interest in foreign securities. Each fund may also invest in foreign securities listed on a U.S. stock exchange or quoted market such as the New York Stock Exchange, American Stock Exchange,

20

MORE ABOUT THE FUNDS’ INVESTMENTS

or National Association of Securities Dealers Automated Quotation. Blue Chip Mid Cap Fund may invest up to 20% of its net assets in foreign securities not listed or traded on a U.S. exchange or quoted market. All funds other than Money Market Fund may invest up to 10% of its total assets in equity and debt securities that are denominated in foreign currencies. A fund’s investments in foreign securities or ADRs involve greater risk than investments in securities of U.S. issuers.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.

Derivative contracts    All funds other than Money Market Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, interest rates or currencies, or options on these futures.

In addition, investing in the individual bonds and sectors considered most attractive by the adviser may not necessarily enable Investment Grade Bond Fund to achieve its target duration or sector weighting. This fund may use derivative contracts to increase or decrease the fund’s exposure to a particular issuer or sector, or to increase or decrease the fund’s duration. Real Estate Fund may use derivative contracts to manage the interest rate risk associated with both its real estate and fixed income investments and to stay fully invested in stocks when it has a significant cash position.

Some of the foreign securities purchased by Investment Grade Bond Fund, Real Estate Fund and Blue Chip Mid Cap Fund may be denominated in a foreign currency, which could decline in value against the U.S. dollar. Investment Grade Bond Fund and Real Estate Fund may use currency swaps and other currency derivatives to try to hedge against this risk. However, a fund will probably not be able to achieve a perfect hedge because of unavoidable discrepancies between the fund’s foreign currency investments and its currency derivatives. Either fund might perform less well than a fund that does not hedge against foreign currency risk.

Substantially all of Investment Grade Bond Fund's investments will be either U.S. dollar-denominated or hedged back into U.S. dollars through transactions in currency swaps or other currency derivative contracts.

Even a small investment in derivative contracts can have a large impact on a fund’s interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase fund losses and reduce opportunities for gains when interest rates or securities prices are changing. A fund may not fully benefit from or may lose money on derivatives if the adviser’s (or subadviser’s) expectations in using them prove incorrect or if changes in their value do not correspond accurately to changes in the value of the fund’s other portfolio holdings. Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities. Investment Grade Bond Fund’s credit standards also apply to counterparties on “over-the-counter” derivative contracts. Derivatives can also make a fund’s portfolio less liquid and harder to value, especially in declining markets.

Borrowing    All funds other than Money Market Fund may borrow up to one-third of total assets from banks or through reverse repurchase agreements. Borrowing could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements.

Defensive investing    All funds other than Money Market Fund may depart from their principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. To the extent that a fund might adopt a temporary defensive position, and over the course of its duration, the fund may not meet its stated investment goal. Money Market Fund will not take a defensive position because it invests exclusively in high quality money market securities.

21

MORE ABOUT THE FUNDS’ INVESTMENTS

■  Davis Venture Value Fund

■  Oppenheimer Main Street Small Cap Fund

■  FI Large Cap Growth Fund

■  Blue Chip Mid Cap Fund

Market capitalization range    While each fund listed above intends to be substantially fully invested in equity securities of companies with total market capitalizations within the range defined by each fund’s key investment strategy, each fund may maintain a portion of its assets in equity securities of companies with total market capitalizations outside the defined range. Securities of small capitalization companies may present greater risks than securities of larger, more established companies. Small capitalization companies are often volatile and may suffer significant losses as well as realize substantial growth. In a declining market, these stocks may be harder to sell, which may further depress their prices.

■  Real Estate Fund

The fund may invest in a variety of types of real estate companies.

Permissible investments and additional risks    Although Real Estate Fund typically focuses on equity REITs, it may invest without restriction in mortgage REITs and in equity securities of other U.S. and foreign real estate companies. A mortgage REIT invests most of its assets in real estate mortgages and earns most of its income from interest payments. A real estate company is a company that earns at least 50% of its gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of related products and services include building supplies and mortgage servicing.

In selecting investments for the fund, the adviser identifies securities with significant potential for appreciation relative to risk and other securities while also analyzing the level of dividend payments. The adviser uses the same strategy to select other real estate companies for the fund as it uses to select REITs. Many of the risks of REIT investing described in “The Funds’ Goals, Strategies and Risks” also apply to other real estate companies.

REITs are subject to the following additional risks:

•	A REIT may be unable to obtain financing to fund income and gain distributions required by federal tax law.
•	A REIT may fail to qualify for the federal tax exemption for distributed income.
•	Changes in federal tax law may adversely affect REITs, for example, by limiting their permissible businesses or investments.
•	Fund shareholders indirectly bear a proportionate share of the advisory fees and other operating expenses of REITs in the fund’s portfolio in addition to the advisory fees and other expenses of the fund.

PORTFOLIO HOLDINGS

The Board has adopted a policy governing the disclosure of the funds’ portfolio holdings. More detailed information about this policy can be found the in the Statement of Additional Information.

22

THE INVESTMENT ADVISER AND SUBADVISERS

Sun Capital Advisers LLC. is the funds' investment adviser.

About the Adviser.    Sun Capital Advisers LLC, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, is the funds’ investment adviser. The adviser is an indirect, wholly-owned subsidiary of Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the New York, Toronto and Philippine stock exchanges.

At December 31, 2005, the adviser had total assets under management of approximately $39 billion. The adviser has been providing investment advice and supervisory services to Sun Life Financial affiliates since 1997. Sun Life Financial is a diversified financial services organization with total assets under management at December 31, 2005 of $331 billion. The Sun Life Financial group of companies provides a broad range of financial products and services to individuals and groups located in Canada, the United States, the United Kingdom, and the Asia Pacific Region.

The adviser provides the funds with investment research and portfolio management services and manages certain aspects of the funds’ business affairs. For its services, the adviser receives a fee from each fund equal on an annual basis to a percentage of the fund’s average daily net assets. In the case of Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, FI Large Cap Growth Fund and Blue Chip Mid Cap Fund, the adviser employs an unaffiliated subadviser. In the case of those funds managed by a subadviser, the adviser pays a subadvisory fee to the subadviser. No fund is responsible for paying a subadvisory fee directly.

The adviser has contractually agreed to limit its management fee and to reimburse each fund’s nonmanagement expenses until at least April 30, 2007. Total operating expenses will be capped on an annual basis to the percentages of the fund’s average daily net assets shown as Net Expenses in the table under EXPENSE SUMMARY. To the extent that any fund’s total expense ratio with respect to Initial Class shares falls below its expense limit, the adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.

Advisory Fees for Initial Class shares

Fund	Daily Net Assets	Advisory Fee

All Cap Fund	All	0.70%

Investment Grade Bond Fund	All	0.60%

Money Market Fund	All	0.50%

Real Estate Fund	All	0.95%

Davis Venture Value Fund	$0-$500 million over $500 million	0.75% 0.70%

Oppenheimer Main Street Small Cap Fund	$0-$400 million $400-$800 million over $800 million	0.80% 0.75% 0.70%

FI Large Cap Growth Fund	$0-750 million over $750 million	0.75% 0.70%

Blue Chip Mid Cap Fund	$0-$300 million over $300 million	0.80% 0.75%

Sun Capital Advisers Trust and the adviser have received an exemptive order from the Securities and Exchange Commission permitting the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory

23

THE INVESTMENT ADVISER AND SUBADVISERS

contract without obtaining shareholder approval of a new or amended subadvisory contract. The adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.

A discussion regarding the factors considered by the trustees of Sun Capital Advisers Trust in approving each fund’s investment advisory agreement is available in the fund’s annual report to shareholders for the period ended December 31, 2005.

About Davis Advisors

About the Subadvisers.

Davis Advisors, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as the subadviser to Davis Venture Value Fund. Davis discharges its responsibilities subject to the policies of the Board of Trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Davis is a professional investment management firm which provides investment services to mutual funds, employee benefit plans and other institutions and individuals. Davis is a limited partnership and Davis Investments, LLC, is its sole general partner. Christopher Davis is the sole member of the general partner. As of December 31, 2005, Davis had discretionary investment authority with respect to approximately $72 billion in client assets.

About OppenheimerFunds, Inc.

OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as subadviser to Oppenheimer Main Street Small Cap Fund. OppenheimerFunds discharges its responsibilities subject to the policies of the board of trustees os Sun Capital Advisers Trust and the oversight and supervision of the adviser. OppenheimerFunds has been an investment adviser since 1960.

About Pyramis Global Advisors, LLC

Pyramis Global Advisors, LLC, 82 Devonshire Street, Boston, Massachusetts 02109, serves as subadviser to Large Cap Growth Fund. Pyramis discharges its responsibilities subject to the policies of the board of trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Pyramis is an indirect, wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity Investments family of companies. As of December 31, 2005, Pyramis managed more than $18.5 billion in assets.

About Wellington Management Company, LLP

Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, serves as the subadviser to Blue Chip Mid Cap Fund. Wellington Management discharges its responsibilities subject to the policies of the board of trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Wellington Management is a professional investment-counseling firm which provides investment services to mutual funds, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services since 1928. Wellington Management is a Massachusetts limited liability partnership. As of December 31, 2005, Wellington Management had discretionary investment authority with respect to approximately $521 billion of client assets.

24

THE INVESTMENT ADVISER AND SUBADVISERS

About the Portfolio Managers.    The adviser and subadvisers have selected the following persons to manage the investments for the funds.

Fund	Fund Manager(s)	Manager since	Positions during past five years
All Cap Fund (Jointly managed among all three managers)	Leo D. Saraceno, CFA (Specializes in Industrials, Materials, Energy, Utilities)	2002	Senior vice president, Sun Capital Advisers LLC, CFA since 2001 and previously vice president (1998-2001). Vice president at Sun Life Financial since 2003. Joined Sun Life Financial in 1986.

	Steven P. Wyman, CFA (Specializes in Financials, Health Care, Information Technology)	2002	Senior vice president, Sun Capital Advisers LLC, since 2001 and previously vice president (1998-2001). Assistant vice president at Sun Life Financial since 2001. Joined Sun Life Financial in 1997.

	Richard R. Gable, CFA (Specializes in Consumer, Financials, REITs)	2002	Senior vice president, Sun Capital Advisers LLC, since 2006. Assistant vice president at Sun Life Financial since 2006. Joined Sun Life Financial in 1998.

Investment Grade Bond Fund	Evan S. Moskovit, CFA (Lead Manager; Corporate/Strategy Specialist)	2002	Senior vice president, Sun Capital Advisers LLC, since 2002, and previously vice president (1999-2002). Vice president at Sun Life Financial since 2005. Joined Sun Life Financial in 1997.

	Michael A. Savage, CFA (Structured Products Specialist)	2002	Senior vice president, Sun Capital Advisers LLC, since 2002, and previously vice president (2001-2002). Assistant vice president at Sun Life Financial since 2002. Joined Sun Life Financial in 1993.

Money Market Fund	John W. Donovan (Lead Manager)	2002	Senior vice president, Sun Capital Advisers LLC, since 2002, and previously vice president (2001-2002). Assistant vice president at Sun Life Financial since 2002. Joined Sun Life Financial in 2001.

	Evan S. Moskovit, CFA (Strategy Specialist)	2005	See above.

	Bonnie L. Ward (Strategy/Trader)	2006	Vice president, Sun Capital Advisers LLC since 2004. Assistant vice president at Sun Life Financial since 2004. Joined Sun Life Financial in 1973.

25

THE INVESTMENT ADVISER AND SUBADVISERS

Fund	Fund Manager(s)	Manager since	Positions during past five years

Real Estate Fund (Jointly managed among all three managers)	Thomas V. Pedulla (Specializes in Direct Real Estate Investment Strategy)	1998	Senior vice president, Sun Capital Advisers LLC, since 2000, and previously vice president (1998-2000). Vice president at Sun Life Financial since 2000. Joined Sun Life Financial in 1995.

	Leo D. Saraceno, CFA (Specializes in REIT Investments)	2003	See above.

	Richard R. Gable, CFA (Specializes in REIT Investments)	2001	See above.

Davis Venture Value Fund (Jointly managed)	Christopher C. Davis	2000	Chief executive officer, Davis Advisors since 2001. A portfolio manager for Davis Advisors since 1995.

	Kenneth C. Feinberg	2000	Portfolio manager, Davis Advisors since 1998. Research analyst, Davis Advisors (1994-1998).

Oppenheimer Main Street Small Cap Fund (Jointly managed)	Nikolaos D. Monoyios, CFA	2006	Senior vice president of OppenheimerFunds since October 2003. Vice president for OppenheimerFunds (1998-2003).
	Mark Zavanelli, CFA	2006	Vice president of OppenheimerFunds since November 2000. Joined OppenheimerFunds in 1998.

FI Large Cap Growth Fund	Bahaa Fam	2006	Vice President and portfolio manager with Pyramis (since 2006) and Fidelity Management & Research Company (“FMR”) (since 2001). Portfolio manager for institutional large cap growth mandates at FMR since 2001. Portfolio Manager at FMR for Large Cap Growth and Mid Cap Growth mutual funds since 2004. Previously director of quantitative research (1998-2004) and senior quantitative analyst (1995-1998) at FMR.

Blue Chip Mid Cap Fund	Phillip H. Perelmuter	1999	Senior vice president and equity portfolio manager, Wellington Management Company, LLP. Joined Wellington Management in 1995.

The Statement of Additional Information provides additional information about the fund managers’ compensation, other accounts managed by the fund managers and the fund managers’ ownership of shares of the fund(s) they manage that are offered through variable annuities or variable life insurance products.

26

PURCHASE AND REDEMPTION AND OTHER INFORMATION

Initial Class shares of each fund are offered exclusively to insurance company separate accounts.

Buying and Redeeming Initial Class Shares.    Each fund sells its Initial Class shares at net asset value (NAV) directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance products. Each fund may suspend the offer of its shares and reserves the right to reject any specific purchase order. A fund may refuse a purchase order if, in the adviser’s opinion, the order is of a size that would disrupt the management of a fund.

Insurance company separate accounts that accept orders from contractholders to purchase and redeem Initial Class shares before the close of regular trading on the New York Stock Exchange (the “Exchange”) will receive that day’s NAV (which will be calculated as of the close of regular trading on the Exchange), provided that the insurance company transmits the orders to the fund prior to the opening of trading on the Exchange on the next business day. If the fund receives orders after the Exchange opens, those orders will receive the next business day’s NAV.

Each fund redeems its shares on any business day. Normally, a fund forwards redemption proceeds by bank wire to the redeeming insurance company on the next business day after redemption instructions are received. Under unusual circumstances, a fund may suspend redemptions or postpone payment for up to seven (7) days or longer, as permitted by Federal securities laws.

Excessive and Short-term Trading.    The Board of Trustees has adopted policies and procedures with respect to excessive and short-term trading of shares by contract owners. The funds discourage excessive and short-term trading, which can disrupt portfolio management strategies and increase fund operating expenses. Each fund sells its shares to insurance company separate accounts for the purpose of funding variable annuity or variable life insurance contracts. As a result, the funds’ ability to monitor trading activity by the owners of such contracts is limited and, therefore, trading patterns representing excessive trading practices by contract owners may not be detected by the funds. The funds’ policies provide that a fund may reject a purchase order if, in the adviser’s opinion, the order is of a size that would disrupt the management of the fund or otherwise represents excessive or short-term trading. In the event the Trust determines that purchase and redemption activity in a fund indicate potential excessive trading activity, the Trust will communicate with the relevant insurance companies to determine, on a case-by-case basis, whether action is necessary, such as rejecting orders from certain contract owners. These measures may not be applied uniformly but will be imposed as the Trust and the relevant insurance company consider appropriate. Different insurance companies or different products offered by the same insurance company may have different policies regarding excessive trading. To the extent that such policies are not uniform, or are not applied uniformly, the funds and the contract owners bear the risk that excessive trading by some contract owners may not be curtailed. In addition, the terms of a particular insurance contract may also limit the insurance company’s ability to address excessive trading. For specific information about the purchase, redemption and transfer limitation policies that apply to a particular variable annuity or variable life insurance contract, contract owners should review the separate account prospectus prepared by the insurance company for their contracts.

The Trust’s reliance on insurance companies to detect and curtail excessive trading activity presents the risk that some contract owners may engage in this activity and that other contract owners will be adversely affected by it. To the extent that a fund is unable to detect or curtail excessive and short-term trading, such trading may interfere with efficient management of the fund’s portfolio, and may require the fund to take other steps, such as maintaining cash balances, using its line of credit and effecting portfolio transactions, in each case, to a greater degree than it otherwise would. These activities could increase the fund’s operating costs and decrease its investment performance.

27

PURCHASE AND REDEMPTION AND OTHER INFORMATION

Small cap securities may not trade every day or may not trade frequently through a trading day. Since SC Oppenheimer Main Street Small Cap Fund invests primarily in small cap securities, the fund may be more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of the fund’s portfolio securities, as reflected by the fund’s net asset value on any given day, do not fully reflect the then current fair market value of such securities.

Automatic Transactions.    Purchases and redemptions arising out of an automatic transaction under an insurance contract are effected when received by the insurance company in the manner described above. Automatic transactions include investment of net premiums, payment of death benefits, deduction of fees and charges, transfers, surrenders, loans, loan repayments, deductions of interest on loans, lapses, reinstatements, and similar automatic transactions.

Initial Class shares of each fund are offered at net asset value. The separate account does not pay a sales charge to buy Initial Class shares of a fund.

Valuation of Shares.    Each fund offers its shares at the NAV per Initial Class share of the fund. Each fund calculates its NAV once daily as of the close of regular trading on the Exchange (generally at 4:00 p.m., Eastern time) on each day the Exchange is open. If the Exchange closes early, the funds will accelerate the determination of NAV to the closing time. On any day an international market is closed and the Exchange is open, a fund will normally value its foreign securities, if any, at the prior day’s close with the current day’s exchange rate.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures adopted by the board of trustees. Because international markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when an insurance company cannot buy or sell shares of the fund. A fund may value securities at fair value when market quotations are not readily available or the adviser believes that available market quotations do not reasonably represent the securities’ actual value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The funds distribute capital gains and income.

Dividends and Distributions.    Each fund intends to distribute all or substantially all of its net realized capital gains, if any, and net investment income for each taxable year. Money Market Fund and Investment Grade Bond Fund declare dividends from net investment income daily and pay dividends monthly. All funds other than Money Market Fund and Investment Grade Bond Fund declare and pay dividends from net investment income at least annually. Each fund distributes its net realized capital gains, if any, at least annually. The funds expect that an insurance company holding shares on behalf of a contract holder will elect to reinvest dividends and capital gains in additional shares of the fund that paid them. Shares purchased become entitled to dividends as of the first business day following the date of investment.

Taxes.    Shares of the funds are held and owned for U.S. federal income tax purposes by life insurance company separate accounts established in connection with variable annuity and variable life insurance contracts, and not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning and receiving distributions or other payments relating to these contracts.

Each fund is treated as a separate entity for U.S. federal income tax purposes. Each fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. If a fund meets these requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that are distributed.

28

PURCHASE AND REDEMPTION AND OTHER INFORMATION

Fund Details

In addition to the above, each fund also intends to comply with certain diversification requirements relating to the tax-deferred status of variable contracts issued by insurance company separate accounts. More specific information on these diversification requirements is contained in the prospectus for the variable contracts and in the funds’ Statement of Additional Information.

A fund’s failure to comply with these requirements could cause the holder of a variable contract based on a separate account that invested in whole or in part in that fund to be subject to current taxation of all income accrued on the contract for the current and all prior taxable years, unless the Internal Revenue Service permits correction of the failure, which cannot be assured.

Investments by Variable Product Separate Accounts in Shares of the Funds.    Each fund will sell its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. The variable contracts may or may not make investments in all the funds described in this Prospectus.

The interests of owners of different variable contracts investing in a fund could conflict due to differences of tax treatment and other considerations. The Trust currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life contracts. Nevertheless, the Board of Trustees will monitor events to seek to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders.

29

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each of the Initial Class shares of the following funds for the periods indicated. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table is included in the annual report (available upon request) along with the funds’ financial statements and the report of the funds’ independent registered public accounting firm. The annual report was audited by Deloitte & Touche, LLP, independent registered public accounting firm. Insurance company separate account contract expenses are not reflected in these tables. Had such expenses been added, the performance figures would have been lower.

Selected data for an Initial Class share outstanding throughout each period:

	All Cap Fund Initial Class Shares
	Year Ended December 31,			For the Period 05/1/02* to 12/31/2002
	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$12.470	$11.450	$7.540	$10.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)	0.019	0.031	0.040	0.020
Net realized and unrealized gain (loss) on investments	(0.091)	2.249	3.943	(2.462)

Total from Investment Operations	(0.072)	2.280	3.983	(2.442)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.015)	(0.035)	(0.036)	(0.018)
In excess of net investment income	—	—	—	—
Net realized gain on investments	(1.913)	(1.225)	(0.037)	—
In excess of net realized gain on investments	—	—	—	—
Capital	—	—	—	—

Total distributions	(1.928)	(1.260)	(0.073)	(0.018)

NET ASSET VALUE, END OF PERIOD	$10.470	$12.470	$11.450	$7.540

TOTAL RETURN(b)	(0.72)%	20.39%	52.89%	(24.43)%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$5,505	$7,049	$5,082	$1,780
Ratios to average net assets:
Net expenses(a)(c)(d)	0.90%	0.90%	0.90%	0.90%
Gross expenses(a)(d)	2.74%	3.42%	5.47%	5.73%
Net investment income (loss)(a)(c)(d)	0.15%	0.27%	0.70%	0.41%
Portfolio turnover rate	114%	137%	150%	67%

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

30

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Investment Grade Bond Fund Initial Class Shares
	Year Ended December 31,
	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF PERIOD	$10.090	$10.020	$9.630	$9.680	$9.600

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)	0.468	0.485	0.514	0.538	0.601
Net realized and unrealized gain (loss) on investments	(0.274)	0.139	0.393	(0.050)	0.079

Total from Investment Operations	0.194	0.624	0.907	0.488	0.680

LESS DISTRIBUTIONS FROM:
Net investment income	(0.468)	(0.485)	(0.517)	(0.538)	(0.600)
In excess of net investment income	—	—	—	—	—
Net realized gain on investments	(0.096)	(0.069)	—	—	—
In excess of net realized gain on investments	—	—	—	—	—
Capital	—	—	—	—	—

Total distributions	(0.564)	(0.554)	(0.517)	(0.538)	(0.600)

NET ASSET VALUE, END OF PERIOD	$9.720	$10.090	$10.020	$9.630	$9.680

TOTAL RETURN(a)	1.96%	6.42%	9.63%	5.23%	7.21%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$53,630	$57,619	$66,335	$67,679	$80,999
Ratios to average net assets:
Net expenses(b)(c)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(c)	1.03%	0.98%	0.88%	0.81%	0.95%
Net investment income (loss)(b)(c)	4.72%	4.81%	5.22%	5.60%	6.11%
Portfolio turnover rate	55%	66%	57%	144%	92%

(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(b)	Such percentages are after advisory fee waivers and expenses reimbursements.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.

31

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Money Market Fund Initial Class Shares
	Year Ended December 31
	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)	0.027	0.007	0.005	0.011	0.035
Net realized and unrealized gain (loss) on investments	—	—	—	—	—

Total from Investment Operations	0.027	0.007	0.005	0.011	0.035

LESS DISTRIBUTIONS FROM:
Net investment income	(0.027)	(0.007)	(0.005)	(0.011)	(0.035)
In excess of net investment income	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—
Capital	—	—	—	—	—

Total distributions	(0.027)	(0.007)	(0.005)	(0.011)	(0.035)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000

TOTAL RETURN(a)	2.75%	0.74%	0.55%	1.12%	3.59%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$110,430	$121,399	$113,004	$149,363	$116,946
Ratios to average net assets:
Net expenses(b)(c)	0.50%	0.65%	0.65%	0.65%	0.65%
Gross expenses(c)	0.77%	0.71%	0.65%	0.65%	0.74%
Net investment income (loss)(b)(c)	2.69%	0.77%	0.56%	1.11%	3.16%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(b)	Such percentages are after advisory fee waivers and expenses reimbursements.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.

32

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Real Estate Fund Initial Class Shares
	Year Ended December 31
	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF PERIOD	$19.010	$15.090	$11.100	$11.850	$11.250

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)	0.224	0.581	0.277	0.496	0.629
Net realized and unrealized gain (loss) on investments	1.591	4.241	3.713	(0.036)	0.772

Total from Investment Operations	1.815	4.822	3.990	0.460	1.401

LESS DISTRIBUTIONS FROM:
Net investment income	(0.317)	(0.274)	—	(0.463)	(0.618)
In excess of net investment income	—	—	—	—	—
Net realized gain on investments	(1.708)	(0.628)	—	(0.583)	(0.183)
In excess of net realized gain on investments	—	—	—	(0.070)	—
Capital	—	—	—	(0.094)	—

Total distributions	(2.025)	(0.902)	—	(1.210)	(0.801)

NET ASSET VALUE, END OF PERIOD	$18.800	$19.010	$15.090	$11.100	$11.850

TOTAL RETURN(a)	9.67%	33.32%	35.95%	4.04%	12.58%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$105,368	$102,300	$78,695	$44,310	$25,824
Ratios to average net assets:
Net expenses(b)(c)	1.10%	1.23%	1.25%	1.25%	1.25%
Gross expenses(c)	1.22%	1.23%	1.26%	1.41%	1.68%
Net investment income (loss)(b)(c)	3.55%	3.62%	4.54%	5.51%	5.60%
Portfolio turnover rate	32%	67%	42%	49%	25%

(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(b)	Such percentages are after advisory fee waivers and expenses reimbursements.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.

33

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Davis Venture Value Fund Initial Class Shares
	Year Ended December 31
	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF PERIOD	$10.610	$9.500	$7.320	$8.740	$9.830

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)	0.087	0.079	0.065	0.054	0.049
Net realized and unrealized gain (loss) on investments	0.941	1.097	2.161	(1.474)	(1.092)

Total from Investment Operations	1.028	1.176	2.226	(1.420)	(1.043)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.078)	(0.066)	(0.046)	— (b)	(0.047)
In excess of net investment income	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—
Capital	—	—	—	—	—

Total distributions	(0.078)	(0.066)	(0.046)	—	(0.047)

NET ASSET VALUE, END OF PERIOD	$11.560	$10.610	$9.500	$7.320	$8.740

TOTAL RETURN(a)	9.73%	12.45%	30.50%	(16.24)%	(10.61)%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$54,216	$51,362	$44,215	$32,194	$32,110
Ratios to average net assets:
Net expenses(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses(d)	1.13%	1.16%	1.19%	1.21%	1.28%
Net investment income (loss)(c)(d)	0.81%	0.83%	0.86%	0.71%	0.51%
Portfolio turnover rate	15%	11%	7%	26%	84%

(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(b)	Amount is less than .001 per share.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

34

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Oppenheimer Main Street Small Cap Fund Initial Class Shares
	Year Ended December 31
	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF PERIOD	$15.210	$14.070	$9.940	$12.820	$11.930

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)	0.014	1.229	(0.003)	0.012	(0.005)
Net realized and unrealized gain (loss) on investments	0.568	1.142	4.139	(2.640)	1.062

Total from Investment Operations	0.582	2.371	4.136	(2.628)	1.057

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.006)	—	— (b)
In excess of net investment income	—	—	—	—	(0.002)
Net realized gain on investments	(2.002)	(1.231)	—	(0.220)	(0.165)
In excess of net realized gain on investments	—	—	—	(0.032)	—
Capital	—	—	—	—	—

Total distributions	(2.002)	(1.231)	(0.006)	(0.252)	(0.167)

NET ASSET VALUE, END OF PERIOD	$13.790	$15.210	$14.070	$9.940	$12.820

TOTAL RETURN(a)	4.33%	18.43%	41.62%	(20.61)%	8.91%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$86,949	$89,031	$71,827	$44,282	$22,140
Ratios to average net assets:
Net expenses(c)(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses(d)	1.10%	1.09%	1.12%	1.34%	2.06%
Net investment income (loss)(c)(d)	0.03%	(0.10)%	0.13%	0.18%	(0.08)%
Portfolio turnover rate	58%	106%	144%	136%	138%

(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(b)	Amount is less than .001 per share.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

35

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Blue Chip Mid Cap Fund Initial Class Shares
	Year Ended December 31
	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF PERIOD	$18.130	$15.610	$11.470	$13.480	$13.930

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)	(0.003)	0.022	(0.011)	(0.024)	(0.022)
Net realized and unrealized gain (loss) on investments	2.979	2.498	4.151	(1.986)	(0.428)

Total from Investment Operations	2.976	2.520	4.140	(2.010)	(0.450)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.017)	—	—	—	—
In excess of net investment income	—	—	—	—	—
Net realized gain on investments	(0.489)	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—
Capital	—	—	—	—	—

Total distributions	(0.506)	—	—	—	—

NET ASSET VALUE, END OF PERIOD	$20.600	$18.130	$15.610	$11.470	$13.480

TOTAL RETURN(a)	16.61%	16.14%	36.09%	(14.91)%	(3.23)%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$94,928	$89,609	$75,669	$53,506	$52,357
Ratios to average net assets:
Net expenses(b)(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses(c)	1.15%	1.12%	1.14%	1.17%	1.26%
Net investment income (loss)(b)(c)	0.03%	0.13%	(0.09)%	(0.21)%	(0.17)%
Portfolio turnover rate	67%	60%	76%	90%	125%

(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(b)	Such percentages are after advisory fee waivers and expenses reimbursements.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.

36

APPENDIX A

Prior Performance Information for Similar Accounts

Managed by the Adviser and a Subadviser

The following tables reflect data supplied by the adviser relating to the performance of all fee paying, fully discretionary portfolios using strategies similar to the funds’, with certain exceptions identified below. These portfolios have investment objectives, policies and strategies substantially similar, but not necessarily identical, to those of the funds.

Performance of each composite is not that of the corresponding fund, is not a substitute for the corresponding fund’s performance and does not predict a fund’s performance results, which may differ from the composite’s results. The personnel who managed accounts comprising the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the relevant fund.

Sun Capital’s composite performance is shown net of actual expenses of the underlying accounts. Pyramis Global Advisors’ composite performance is shown net of the maximum applicable expenses of the underlying accounts. The performance data has not been adjusted to reflect any of the charges assessed against insurance company separate accounts or variable life insurance or variable annuity products for which these funds serve as investment vehicles. In each case, the performance data shown would have been lower had these charges been reflected. In addition, the projected expenses for the Sun Capital funds have, at times, been higher than the expenses of the underlying accounts in the composite. Had Sun Capital fund expenses been used, the performance data would have been lower.

Since these composite results were not calculated for mutual funds, they are not based on SEC mutual fund performance standards. Performance calculations based on SEC mutual fund performance standards would have been different. All investment results shown in the tables assume the reinvestment of dividends. Investors should compare the Sun Capital fund performance results set forth under “The Funds’ Goals, Strategies and Risks” to the performance data shown in this appendix for the corresponding composite in the same time period.

Unlike mutual funds, private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Code. Complying with these regulatory requirements may have an adverse effect on each fund’s performance relative to that of a composite in which all or some accounts are not subject to such requirements. Similarly, private accounts generally do not experience the same types of cash inflows and outflows as mutual funds and generally do not hold significant cash for liquidity purposes.

Sun Capital’s Prior Performance For Similar Accounts

The following tables reflect the performance of Sun Capital’s “Equity Composite” and “Real Estate Composite” strategy. As of December 31, 2005, the Equity Composite strategy consisted of five accounts, having total assets of $468 million representing 53% of equity account assets under management, and the Real Estate Composite strategy consisted of three accounts, having total assets of $287 million representing 93% of real estate account assets under management.

Sun Capital Equity Composite Performance

(comparison composite for Sun Capital All Cap Fund)

	Average Annual Total Returns			Since Inception (January 1, 1996)
	(for periods ended December 31, 2005)
	1 Year	3 Years	5 Years
Equity Composite	(0.28)%	20.96%	7.43%	11.69%
S&P 500 Index*	4.91%	14.39%	0.54%	9.07%
Lipper VA-UF Multi-Cap Value Funds Average*	6.27%	16.81%	5.06%	9.71%

	Year by Year Total Returns
	(for 1-year periods ended December 31)
	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Equity Composite	20.36%	26.36%	21.72%	8.29%	5.27%	16.37%	(30.52)%	48.66%	19.40%	(0.28)%
S&P 500 Index*	22.96%	33.36%	28.58%	21.04%	(9.10)%	(11.89)%	(22.10)%	28.68%	10.88%	4.91%
Lipper VA-UF Multi-Cap Value Funds Average*	16.29%	27.90%	6.64%	6.16%	22.70%	7.44%	(18.97)%	31.54%	14.62%	6.27%

Sun Capital Real Estate Composite Performance

(comparison composite for Sun Capital Real Estate Fund)

	Average Annual Total Returns			Since Inception (January 1, 1997)
	(for periods ended December 31, 2005
	1 Year	3 Years	5 Years
Real Estate Composite	10.32%	26.83%	19.71%	14.79%
Morgan Stanley REIT Index*	12.13%	26.33%	18.71%	12.17%
Lipper VA-UF Real Estate Funds Average*	12.85%	27.47%	18.39%	12.69%

	Year by Year Total Returns
	(for 1-year periods ended December 31)
	1997	1998	1999	2000	2001	2002	2003	2004	2005
Real Estate Composite	17.70%	(7.39)%	(2.70)%	32.69%	13.43%	6.20%	37.38%	34.63%	10.32%
Morgan Stanley REIT Index*	18.58%	(16.90)%	(4.55)%	26.81%	12.83%	3.64%	36.74%	31.49%	12.13%
Lipper VA-UF Real Estate Funds Average*	20.11%	(15.90)%	(2.79)%	27.95%	7.77%	2.66%	36.50%	33.71%	12.85%

*	A description of this index is located at the end of this appendix.

Composite performance is computed using an asset-weighted rate of return for each account, weighted for the relative size of each account using beginning of period values. The performance of the Sun Capital Composites reflect the deduction of all actual operating expenses of the underlying accounts in the composite. At December 31, 2005, 98% of the account assets in the Equity Composite and 46% of the account assets in the Real Estate Composite were managed for an affiliate of the adviser. The account fees for these accounts were substantially lower than those the adviser would charge a third party client for the same services. Accordingly, on an asset-weighted basis, the overall expenses reflected in the composite were significantly lower than those of the Sun Capital Funds. Had they been in existence for the same time period as the composite, the Sun Capital Funds would likely have experienced worse performance during the same time periods because of the significant difference in fees. Sun Capital Advisers LLC has prepared and presented this report in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), retroactively for all periods. The CFA Institute has not been involved with the preparation or review of this report.

The performance data should not be considered an indication of future performance of the fund or the adviser.

A-2

Pyramis Global Advisors, LLC’s Prior Performance for Similarly Managed Institutional Accounts.

The following tables reflect the performance of Pyramis Global Advisors’ client accounts that have investment objectives and strategies similar to those of the Fund. As of December 31, 2005, the composite data consisted of less than 5 accounts, having total assets of $598 million.

Pyramis Institutional Large Cap Growth Composite

(comparison composite for SC FI Large Cap Growth Fund)

	Average Annual Total Returns
	(for periods ended December 31, 2005
	1 Year	3 Years	Since Inception (2/28/01)
Large Cap Growth Composite	13.75%	19.36%	(0.89)%
Russell 1000 Growth Index*	5.26%	13.23%	(1.30)%
Morningstar US VA Fund Large Growth Average*	7.55%	14.78%	N/A

	Year by Year Total Returns
	(for 1-year periods ended December 31)
	2001	2002	2003	2004	2005
Equity Large Cap Growth Composite	(8.44)%	(38.49)%	32.36%	12.94%	14.07%
Russell 1000 Growth Index*	(10.34)%	(27.88)%	29.75%	6.30%	5.26%
Morningstar US VA Fund Large Growth Average*	(20.59)%	(26.98)%	(29.71)%	(8.45)%	(7.55)%

*	A description of this index is located at the end of this appendix.

The Fund is new and has no historical performance data. The Pyramis composite performance is computed using an asset-weighted rate of return for each account, weighted for the relative size of each account using beginning of period values. The performance of the SC FI Large Cap Growth Composite reflects the deduction of the maximum applicable expenses of the underlying accounts in the composite. Accordingly, on an asset-weighted basis, the overall expenses reflected in the composite were significantly lower than those of the SC FI Large Cap Growth Fund. Had they been in existence for the same time period as the composite, the SC FI Large Cap Growth Fund would likely have experienced worse performance during the same time periods because of the significant difference in fees.

Pyramis Global Advisors, LLC has prepared and presented this report in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), retroactively for all periods. The CFA Institute has not been involved with the preparation or review of this report.

The performance data should not be considered an indication of future performance of the fund or the adviser.

A-3

Description of Indices for Appendix A

The Lipper Variable Annuity Underlying Multi-Cap Value Funds Average is a composite return of funds that invest primarily in equity securities within a variety of market capitalization ranges without concentrating on 75% of this equity assets in any one market capitalization range over an extended period of time.

The Lipper Variable Annuity Underlying Real Estate Funds Average is a composite return of funds that invest primarily in equity securities of companies engaged in the real estate industry.

The Morgan Stanley REIT Index is a total-return index comprising the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

The Morningstar US VA Fund Large Growth Average reflects an equal-weighted return which calculates the average of the returns in the US VA Fund Large Growth category. The Morningstar US VA Fund Large Growth category includes large-growth portfolios which invest in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these portfolios focus on companies in rapidly expanding industries.

The Russell 1000 Growth Index is an unmanaged, market-cap weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

A-4

ADDITIONAL INFORMATION

The statement of additional information (SAI) provides more detailed information about the funds and is incorporated into this prospectus by reference. Additional information about the funds’ investments is available in the Trust’s annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. You may obtain free copies of the SAI and the annual and semi-annual reports, request other information and discuss questions about the funds by contacting your agent, or the funds at the address or telephone number listed below. In addition, you may obtain the SAI, annual and semi-annual reports at the adviser’s website at www.suncapitaladvisers.com.

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, MA 02481

Telephone: 1-800-432-1102 x2496

Investment Adviser	Administrator, Custodian

Sun Capital Advisers LLC	State Street Bank & Trust Company

Principal Underwriter	Legal Counsel

Clarendon Insurance Agency, Inc.	Wilmer Cutler Pickering Hale and Dorr LLP

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP

You can review and copy information about the funds (including the SAI) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at the number listed below. You can get text-only copies for a duplicating fee by writing or sending an electronic request:

Securities and Exchange Commission

Public Reference Section

Washington, D.C. 20549-0102

e-mail: publicinfo@sec.gov

Telephone: 1-202-551-8090

Free from the EDGAR Database on the SEC’s

Internet website: http://www.sec.gov

SUN CAPITAL ADVISERS TRUST

Investment Company Act File No. 811-08879

497(c) filing

333-59093

811-08879

SUN CAPITAL ADVISERS TRUST®

Prospectus May 1, 2006

Sun Capital® All Cap Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Real Estate Fund®

SCSM Davis Venture Value Fund

SCSM Oppenheimer Main Street Small Cap Fund

SCSM FI Large Cap Growth Fund

Service Class Shares

The Securities and Exchange Commission has not approved any fund’s shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

To obtain a free copy of the funds’ Statement of Additional Information, dated May 1, 2006, or the most recent copy of the Annual Report to Shareholders, please contact your agent or the funds at:

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, MA 02481

Telephone 1-800-432-1102 x2496

Sun Capital Advisers LLC, a member of the Sun Life Financial group of companies, serves as investment adviser to the Sun Capital Advisers Trust.

OVERVIEW OF FUNDS

ADVISER

All of the funds are managed by Sun Capital Advisers LLC. The adviser is an indirect, wholly-owned subsidiary of Sun Life Financial Inc., a diversified financial services organization with total assets under management at December 31, 2005 of $331 billion.

FUNDS

Shares of the funds are available exclusively for variable annuity and variable life insurance products. Variable annuity and variable life contract owners should also review the separate account prospectus prepared by the insurance company for their contracts.

Sun Capital All Cap Fund

Sun Capital Investment Grade Bond Fund

Sun Capital Money Market Fund

Sun Capital Real Estate Fund

SC Davis Venture Value Fund

SC Oppenheimer Main Street Small Cap Fund

SC FI Large Cap Growth Fund

YOU SHOULD KNOW	An investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sun Capital Advisers Trust’s trustees may change a fund’s investment goal without shareholder approval.

This prospectus relates only to the Service Class shares of Sun Capital Advisers Trust, which are offered through the variable annuity and variable life insurance products for which Service Class shares of the funds serve as investment options. The Initial Class shares of the funds are offered by means of a separate prospectus.

1

THE FUNDS’ GOALS, STRATEGIES AND RISKS

All Cap Fund

Adviser

Sun Capital Advisers LLC

INVESTMENT GOAL

Long-term capital growth.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in equity securities of U.S. companies.

Under normal conditions, the fund invests at least 80% of its net assets in equity securities. The fund may invest without limit in securities of U.S. companies and of foreign companies that are listed or traded in the U.S., but does not invest more than 10% of its assets in other foreign securities. These U.S. and foreign companies in which the fund invests may be of any size.

How Investments Are Selected

The adviser uses a bottom-up, fundamental analysis approach to evaluate investments for the fund. The adviser’s research includes analysis of a company’s business model, management, industry position and financial statements.

The adviser selects securities of companies which it believes are undervalued relative to their earnings growth prospects.

The adviser seeks to invest in stocks of companies with:

•	strong fundamentals
•	dominant product and market share
•	substantial and growing cash flow
•	seasoned management
•	greater intrinsic value than current market price, relative to industry peers

The adviser will consider selling a stock when:

•	it reaches a predetermined target price,
•	other opportunities appear more attractive, or
•	it determines the stock is overvalued based on the fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	the stock market goes down
•	the market undervalues the stocks held by the fund for longer than expected
•	the stocks purchased by the fund turn out not to be undervalued
•	an adverse event depresses the value of a particular stock or industry in which the fund invests

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who

•	are seeking to participate in the long-term growth potential of a portfolio of diversified stocks
•	are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
•	are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

•	are uncomfortable with the risks of the stock market
•	seek stability of principal
•	are investing for the short term

2

THE FUNDS’ GOALS, STRATEGIES AND RISKS

All Cap Fund (continued)

FUND PERFORMANCE

The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund’s Service Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Service Class will perform in the future.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Service Class shares

This bar chart shows the performance for Service Class shares of the fund for each full calendar year since the fund’s inception on February 1, 2004.

Fund’s best and worst calendar quarters for Service Class shares

		Quarter/Year
Highest	6.08%	3rd Quarter 2005

Lowest	(7.63)%	1st Quarter 2005

Average annual total returns for Service Class shares

(for the periods ended December 31, 2005)

	One Year	Since inception*
Fund	(0.98)%	6.14%

S&P 500 Index	4.91%	7.19%

*  Inception means 02/01/04 for the All Cap Fund’s Service Class and the S&P 500 Index.

The table shows how the average annual returns for Service Class shares of the fund for different calendar periods compared to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

3

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Investment Grade Bond Fund

Adviser

Sun Capital Advisers LLC

INVESTMENT GOAL

High current income consistent with relative stability of principal.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in investment grade fixed income securities, including those issued by:

•	U.S. and foreign companies, including companies in emerging market countries
•	the U.S. government and its agencies and instrumentalities, including those that issue mortgage-backed securities
•	foreign governments, including those of emerging market countries

Credit quality

The fund invests at least 80% of its net assets in investment grade fixed income securities. The fund may invest up to 20% of its assets in high yield or junk bonds rated at least B by one rating agency or unrated bonds of equivalent quality.

Duration target

The portfolio’s average dollar-weighted duration is generally within (+) or (–) one year of the effective duration of the Lehman Aggregate Bond Index. (Duration is a measure of interest rate sensitivity.) There is no limit on the maturity or duration of individual securities.

How investments are selected

The adviser selects investments for the fund’s portfolio by:

•	Analyzing the credit quality, yield, and investment risk of individual securities in order to estimate their relative value and attractiveness.
•	Identifying sectors and maturity ranges that appear to be temporarily underpriced and, therefore, offer favorable yields given their interest rate sensitivity and other risks.
•	Considering whether a particular investment is consistent with the fund’s targets for portfolio duration, maturity distribution and issuer and sector diversification.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	Interest rates go up, which will make bond prices go down and reduce the value of the fund’s bond portfolio accordingly.
•	The issuer of a security owned by the fund defaults on its payment obligations or has its credit rating downgraded by a rating agency. The risk of default is higher for high yield bonds.
•	The issuer of a callable security exercises its right, when interest rates are falling, to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
•	The issuer of a security exercises its right, when interest rates are rising, to extend the time for paying principal, which will lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.
•	Prices of the fund’s foreign securities go down because of foreign government actions, political instability, or the more limited availability of accurate information about foreign issuers. These risks are accentuated for issuers in emerging market countries.
•	The adviser’s judgments about the relative values of securities selected for the fund’s portfolio prove to be wrong.

4

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Investment Grade Bond Fund (continued)

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	want higher potential returns than a money market fund and are willing to accept more interest rate risk
•	are seeking to diversify their investment portfolios

The fund may not be appropriate for investors who:

•	are investing for maximum long-term growth or the highest possible income
•	want absolute stability of principal

FUND PERFORMANCE

The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund’s Service Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Service Class will perform in the future.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Service Class shares

The bar chart shows the performance for Service Class shares of the fund for each full calendar year since the fund’s inception on February 1, 2004.

Fund’s best and worst calendar quarters for Service Class shares

		Quarter/Year
Highest	2.78%	2nd Quarter 2005

Lowest	(0.71)%	1st Quarter 2005

Average annual total returns for Service Class shares

(for the periods ended December 31, 2005)

	One Year	Since inception*
Fund	1.73%	3.52%

Lehman Brothers Aggregate Bond Index	2.43%	3.10%

*  Inception means 02/01/04 for the Investment Grade Bond Fund’s Service Class and the Lehman Brothers Aggregate Bond Index.

The table shows how the average annual returns for Service Class shares of the fund for different calendar periods compared to the return of the Lehman Brothers Aggregate Bond Index. The table assumes that you reinvest all of your dividends and distributions.

The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of U.S. Treasuries, agencies, credit, asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities. Unlike the fund, the index is not managed and does not incur expenses.

5

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Money Market Fund

Adviser

Sun Capital Advisers LLC

INVESTMENT GOALS

Maximizing current income, consistent with maintaining liquidity and preserving capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests exclusively in high quality U.S. dollar-denominated money market securities, including those issued by:

•	U.S. and foreign banks
•	corporate issuers
•	the U.S. government and its agencies and instrumentalities
•	foreign governments
•	multinational organizations such as the World Bank

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers’ acceptances, mortgage-backed and asset-backed securities, repurchase agreements, and other short-term debt securities.

Minimum credit quality

Ratings in a rating agency’s two highest short-term rating categories or equivalent quality for unrated securities.

Maximum maturity

Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

How investments are selected

The adviser selects for the fund’s portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, yields, and prices. To take advantage of changing yield differentials, the fund may overweight securities in particular sectors of the short-term debt market while maintaining overall issuer and sector diversification.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Although Money Market Fund seeks to preserve the value of an investment at $1.00 per share, the fund might not be able to maintain a $1.00 share price so it is possible to lose money by investing in the fund.

•	the issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent, or has its credit rating downgraded by a rating agency.
•	there is a sudden or sharp increase in interest rates.
•	the adviser’s judgments about the relative values of securities selected for the fund’s portfolio prove to be wrong.
•	the value of the fund’s U.S. dollar-denominated foreign securities goes down because of foreign government actions, political instability or the more limited availability of accurate information about foreign issuers.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	seek liquidity and stability of principal
•	want a conservative temporary investment

The fund may not be appropriate for investors who:

•	need the added security of federal deposit insurance offered by bank deposits
•	are investing for long-term growth
•	are looking for a rate of return that consistently exceeds the rate of inflation

6

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Money Market Fund (continued)

FUND PERFORMANCE

This prospectus offers shares of the fund’s Service Class. Since the Service Class of the fund commenced operations on April 25, 2005, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund’s Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund’s Initial Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Service Class will perform in the future.

Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Initial Class shares

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund’s inception on December 7, 1998.

Fund’s best and worst calendar quarters for Initial Class shares

		Quarter/Year
Highest	1.52%	3rd Quarter 2000
Lowest	0.10%	4th Quarter 2003

Average annual total returns for Initial Class shares

(for the periods ended December 31, 2005)

	One Year	Five Years	Since inception*
Fund	2.75%	1.74%	2.75%

Merrill Lynch 3-month U.S. T-Bill Index	3.07%	2.34%	3.25%

*  Inception means 12/7/98 for the Money Market Fund’s Initial Class and the Merrill Lynch 3-month U.S. T-Bill Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Merrill Lynch 3-month U.S. T-Bill Index. The table assumes that you reinvest all of your dividends and distributions.

The Merrill Lynch 3-month U.S. T-Bill Index is a measure of the performance of the 3-month U.S. Treasury bill. Unlike the fund, the index is not managed and does not incur expenses.

7

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Real Estate Fund

Adviser

Sun Capital Advisers LLC

INVESTMENT GOALS

Primary: Long term capital growth. Secondary: Current income and growth of income.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in securities of real estate investment trusts (“REITs”) and other U.S. and foreign real estate companies. The fund generally focuses its investments in equity REITs, which invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents, and may also realize gains by selling appreciated property.

How investments are selected

The adviser allocates the fund’s investments across various geographic areas primarily within the U.S., REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing, and special use facilities. The adviser selects securities for the fund’s portfolio by analyzing the fundamental and relative values of potential REIT investments based on several factors, including:

•	The ability of a REIT to grow its funds from operations internally through increased occupancy and higher rents and externally through acquisitions and development.
•	The quality of a REIT’s management, including its ability to buy properties at reasonable prices and to add value by creative and innovative property and business management.
•	A REIT’s cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio and market price.
•	Current or anticipated economic and market conditions, interest rate changes, and regulatory developments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	The U.S. or a foreign or local real estate market declines due to economic conditions, supply/demand imbalances (e.g., overbuilding and high vacancy rates), reduced or regulated rents, or other causes.
•	To the extent that the fund invests in REIT securities denominated in foreign currencies or in securities of REITs that hold properties in foreign countries such that the REIT’s revenues and expenses are tied to foreign currencies, the fund may be subject, directly or indirectly, to foreign currency exchange gains or losses.
•	Interest rates go up. This can affect the availability or cost of financing for property acquisitions and reduce the value of a REIT’s fixed income investments.
•	The values of properties owned by a REIT are hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters, or increased operating expenses.
•	A REIT in the fund’s portfolio is, or is perceived by the market to be, poorly managed.
•	The market for REITs goes down or is less favored than other stock market sectors or types of investments.
•	The adviser’s judgments about the relative values of REIT securities selected for the fund’s portfolio prove to be wrong.

Many REITs are small capitalization companies that may experience more price volatility, be less liquid, and have more limited financial resources than large capitalization companies.

Diversification and industry concentration

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Also, the fund concentrates (invests 25% or more of its assets) in the real estate group of industries. Being non-diversified and concentrated may magnify the fund’s losses from adverse events affecting a particular issuer or the real estate group of industries.

8

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Real Estate Fund (continued)

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	are pursuing a long-term goal such as investing for retirement
•	want to allocate part of their investment portfolio to real estate investments
•	are seeking higher potential long-term returns
•	can accept the risk of volatility in the stock and real estate markets

The fund may not be appropriate for investors who:

•	are pursuing a short-term investment goal
•	seek stability of principal
•	are uncomfortable with the risk of price volatility in the stock and real estate markets

FUND PERFORMANCE

The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund’s Service Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Service Class will perform in the future.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Service Class shares

This bar chart shows the performance for Service Class shares of the fund for each full calendar year since the fund’s inception on February 1, 2004.

Fund’s best and worst calendar quarters for Service Class shares

		Quarter/Year
Highest	13.96%	2nd Quarter 2005

Lowest	(9.41)%	1st Quarter 2005

Average annual total returns for Service Class shares

(for the periods ended December 31, 2005)

	One Year	Since inception*
Fund	9.37%	19.07%

Morgan Stanley REIT Index	12.13%	19.74%

*  Inception means 02/01/04 for the Real Estate Fund’s Service Class and the Morgan Stanley REIT Index.

The table shows how the average annual returns for Service Class shares of the fund for different calendar periods compared to the return of the Morgan Stanley REIT Index. The table assumes that you reinvest all of your dividends and distributions.

The Morgan Stanley REIT Index is a total-return index comprising the most actively traded REITs and is designed to be a measure of real estate equity performance. Unlike the fund, the index is not managed and does not incur expenses.

9

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Davis Venture Value Fund

Adviser

Sun Capital Advisers LLC

Subadviser

Davis Advisors

INVESTMENT GOAL

Growth of capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in the common stock of U.S. companies with market capitalizations of at least $10 billion at the time of purchase.

How investments are selected

The fund’s investment subadviser, Davis Advisors’ (“Davis”) investment philosophy is to select common stocks of growing companies at value prices and to hold them for the long term. Davis uses extensive research to seek overlooked companies with sustainable growth rates that currently sell at modest price-earnings multiples.

In selecting securities for the fund, Davis looks for companies with some or all of the following characteristics:

•	Strong, experienced management with a proven track record
•	Significant management ownership of the company
•	Strong returns on capital
•	Lean expense structure
•	Dominant or growing market share in a growing market
•	Record of successful acquisitions to expand operations and markets
•	Strong balance sheet
•	Competitive products or services
•	Successful international operations
•	Innovation, including successful use of technology

While Davis plans on holding securities for the long term, it will consider selling a security if the stock’s market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	The stock market goes down.
•	Value stocks fall out of favor with the stock market relative to growth stocks.
•	Large capitalization stocks underperform relative to small or mid-capitalization stocks.
•	The market undervalues the stocks held by the fund for longer than expected.
•	Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to fall.
•	Prices of the fund’s foreign securities go down because of foreign government actions, political instability, or the more limited availability of accurate information about foreign issuers.

The fund historically has invested a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include:

•	Financial services companies may suffer a setback if regulators change the rules under which they operate.
•	Unstable and/or rising interest rates may have a disproportionate effect on financial services companies.
•	Some financial services companies may have loan portfolios concentrated in a particular industry, such as a high level of loans to real estate developers, which make them vulnerable to economic conditions that affect that industry.
•	Some financial services companies may suffer from the increasingly competitive environment in which they operate.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	are seeking long-term growth of capital
•	are more comfortable with established, well-known companies
•	are investing for the long term
•	are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

•	are worried about the possibility of sharp price swings and dramatic price declines
•	are interested in earning current income
•	are investing for the short term

10

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Davis Venture Value Fund (continued)

FUND PERFORMANCE

This prospectus offers shares of the fund’s Service Class. Since the Service Class of the Fund has not yet commenced operations, the total return and average annual total return information shown below is for the fund’s Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund’s Initial Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Service Class will perform in the future.

Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Initial Class shares

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund’s inception on July 17, 2000.

Fund’s best and worst calendar quarters for Initial Class shares

		Quarter/Year
Highest	17.36%	2nd Quarter 2003

Lowest	(13.25)%	3rd Quarter 2001

Average annual total returns for Initial Class shares

(for the periods ended December 31, 2005)

	One Year	Five Years	Since inception*
Fund	9.73%	3.81%	3.21%

S&P 500 Index	4.91%	0.54%	(1.85)%

*  Inception means 7/17/00 for the Davis Venture Value Fund’s Initial Class and the S&P 500 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compared to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

11

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Oppenheimer Main Street Small Cap Fund

Adviser

Sun Capital Advisers LLC

Subadviser

OppenheimerFunds, Inc.

INVESTMENT GOAL

Capital appreciation.

KEY INVESTMENTS AND STRATEGIES

Under normal market conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small capitalization companies. The fund currently considers an issuer having a market capitalization of up to $3 billion to be a small-cap company. The fund measures that capitalization at the time the fund buys the security, and it is not required to sell the security if the issuer’s capitalization grows above $3 billion. Over time, the fund may change the range of asset capitalizations it uses to define small-cap issuers, as market conditions change.

OppenheimerFunds, Inc., the fund’s investment subadviser, selects investments mainly in common stocks of small-capitalization U.S. companies that it believes have favorable business trends or prospects. These may include “growth” and/or “value” common stocks and other equity securities. A “value” investment style attempts to find companies whose securities are believed to be undervalued in the marketplace. A “growth” investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. The fund incorporates a blended style of investing combining both growth and value styles.

How Investments Are Selected

In selecting securities for purchase or sale by the fund, the fund’s portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time, and its implementation may vary in particular cases, in general, the selection process involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by industries and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.
•	Fundamental research: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
•	Judgment: The portfolio is then continuously re-balanced by the portfolio managers, based upon the quantitative tools and qualitative factors described above.

In seeking broad diversification of the fund’s portfolio, the portfolio managers currently search primarily for the following characteristics (although these may vary over time and in different cases):

•	Companies with a small market capitalization, primarily up to $3 billion.
•	Companies with attractive financial characteristics based on quantitative models.
•	Companies experiencing positive changes in operations due to enhanced competitive ability and/or beneficial industry trends.

The portfolio managers employ a disciplined approach in deciding whether to sell particular portfolio securities based on quantitative models and fundamental research. The portfolio managers will consider selling a particular stock if it exhibits one or more of the following factors, among others:

•	deterioration in a company’s expected earnings or cash flow;
•	change in valuation as determined by multiple variables including: earnings, cash flow and book value; or
•	analysis of a company’s balance sheet suggests a less attractive earnings potential.

In addition, if the reason that the portfolio managers originally purchased the stock of a particular company materially changes, then they may also decide to sell the stock.

12

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Oppenheimer Main Street Small Cap Fund (continued)

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	U.S. stock markets go down or perform poorly relative to other types of investments
•	Small cap securities, which generally are more volatile and less liquid than large cap securities, decline in value more steeply or become less liquid than expected
•	Prices of the fund’s securities fall as a result of general market movements or unfavorable company news
•	The fund’s investment style and small cap focus do not produce favorable results relative to market trends
•	The subadviser’s judgments about the relative values of securities selected for the fund’s portfolio prove to be wrong.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	are seeking to participate in the long-term capital appreciation potential of small cap companies
•	are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large or mid cap companies
•	are willing to accept the risks of the stock market and potential long-term rewards of investing in small cap companies with limited track records

The fund may not be appropriate for investors who:

•	are interested in earning current income
•	are investing for the short term
•	are uncomfortable with the risks of the stock market

FUND PERFORMANCE (the fund was known as SC Value Small Cap Fund prior to January 9, 2006)

This prospectus offers shares of the fund’s Service Class. Since the Service Class of the Fund has not yet commenced operations, the total return and average annual total return information shown below is for the fund’s Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund’s Initial Class has performed in the past. The fund’s performance will vary from year to year. Past performance does not necessarily indicate how the fund’s Service Class will perform in the future.

Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.

Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.

Year-by-year total returns for Initial Class shares

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund’s inception on July 17, 2000.

Fund’s best and worst calendar quarters for Initial Class shares

		Quarter/Year
Highest	22.27%	2nd Quarter 2003

Lowest	(22.54)%	3rd Quarter 2002

13

THE FUNDS’ GOALS, STRATEGIES AND RISKS

Oppenheimer Main Street Small Cap Fund (continued)

Average annual total returns for Initial Class shares

(for the periods ended December 31, 2005)

	One Year	Five Years	Since inception*
Fund	4.33%	8.63%	11.86%

Russell 2000 Value Index	4.71%	13.55%	14.37%

*  Inception means 7/17/00 for the Oppenheimer Main Street Small Cap Fund’s Initial Class and the Russell 2000 Value Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compared to the return of the Russell 2000 Value Index. The table assumes that you reinvest all of your dividends and distributions.

The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index (an index that includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index represents 98% of the investable U.S. equity market. Unlike the fund, the index is not managed and does not incur expenses.

OppenheimerFunds, Inc. became the Fund’s subadviser on January 9, 2006.

14

THE FUNDS’ GOALS, STRATEGIES AND RISKS

FI Large Cap Growth Fund

Adviser

Sun Capital Advisers LLC

Subadviser

Pyramis Global Advisors, LLC, a unit of Fidelity Management and Research Corporation

INVESTMENT GOAL

Long-term growth of capital.

KEY INVESTMENTS AND STRATEGIES

The fund normally invests primarily in common stocks. The fund normally invests at least 80% of its assets in securities of companies with large market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 1000 Index or the Standard & Poor’s 500 Index (“S&P 500”)). Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the Index. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

How Investments Are Selected

The key investment strategies of Pyramis, the fund’s subadviser, include:

•	Investing in companies that it believes have above-average growth potential (stocks of these companies are often called growth stocks).
•	Using the Russell 1000 Growth Index as a guide in structuring the fund and selecting its investments.
•	Investing in domestic and foreign issuers.
•	Using fundamental analysis of each issuer’s financial condition, its industry position, and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity, and investment risk to select investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

•	U.S. stock markets go down or perform poorly relative to other types of investments.
•	Growth stocks fall out of favor with the stock markets relative to value stocks.
•	Large capitalization stocks underperform relative to small or mid-capitalization stocks.
•	Foreign markets, which can be more volatile than the U.S. market due to increased risks of adverse political, regulatory, market, or economic developments, perform differently from the U.S. market.
•	Prices of the securities in the fund’s portfolio fall as a result of general market movements or unfavorable company news.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

•	are seeking to participate in the long-term growth potential of a diversified portfolio of large capitalization stocks
•	are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
•	are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

•	are uncomfortable with the risks of the stock market
•	seek stability of principal
•	are investing for the short term

FUND PERFORMANCE

Performance information is not provided because the fund had not yet commenced investment operations as of the printing of this prospectus.

15

EXPENSE SUMMARY

The table below describes the fees and expenses you may pay if you remain invested in the Service Class shares of a fund. The Service Class shares of the funds are not subject to any fees upon purchases or redemptions; however, the Service Class shares of the funds are subject to a Rule 12b-1 fee. Each fund has adopted a plan under Rule 12b-1 that allows the fund to pay distribution and servicing fees for the sale, distribution and service of its shares. Because this fee is paid out of each fund’s Service Class assets on an on-going basis, overtime this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The funds’ annual operating expenses do not reflect the separate account fees charged in the variable annuity and variable life insurance products through which the fund is offered. If those separate account fees were reflected, the expenses shown below would be higher. Please see the prospectus for your variable annuity or variable life contract for more details on the separate account fees.

Annual fund operating expenses paid from the assets of the fund—Service Class shares

As a percentage of average daily net assets

	All Cap	Investment Grade Bond	Money Market	Real Estate
Management Fee	0.70%	0.60%	0.50%	0.95%
Distribution (12b-1) Fee	0.25	0.25	0.25	0.25
Other Expenses	2.09	0.43	0.27	0.27
Total Operating Expenses	3.04	1.28	1.02	1.47
Fee Waiver and Expense Limitation[1]	(1.89)	(0.28)	(0.27)	(0.12)
Net Expenses	1.15%	1.00%	0.75%	1.35%

Annual fund operating expenses paid from the assets of the fund—Service Class shares

As a percentage of average daily net assets

	Davis Venture Value	Oppenheimer Main Street Small Cap	FI Large Cap Growth*
Management Fee	0.75%	0.80%	0.75%
Distribution (12b-1) Fee	0.25	0.25	0.25
Other Expenses	0.38	0.30	0.30
Total Operating Expenses	1.38	1.35	1.30
Fee Waiver and Expense Limitation[1]	(0.23)	(0.10)	(0.24)
Net Expenses	1.15%	1.25%	1.06%

[1]	The expenses in the table above reflect an expense limitation agreement under which Sun Capital Advisers LLC (the “adviser”) has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the amounts shown as Net Expenses in the table. The adviser has contractually agreed to maintain the expense limits until at least April 30, 2007. For additional information regarding the expense limitations, please refer to the prospectus section captioned “About the Adviser”. To the extent that the total expense ratio for a fund’s Service Class shares falls below the expense limitation stated above in future years, the adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.
*	The FI Large Cap Growth Fund has not yet commenced operations. As a result, “Other Expenses” are estimated.

16

EXPENSE SUMMARY

Example

This Example is intended to help you compare the cost of investing in the Service Class shares of the funds with the cost of investing in other mutual funds. The Service Class shares of the funds are not subject to any fees upon purchases or redemptions; however, the Service Class shares of the funds are subject to a Rule 12b-1 fee. The funds’ annual estimated operating expenses do not reflect the separate account fees charged in the variable annuity and variable life insurance products through which the fund is offered. If those separate account fees were reflected, the costs shown below would be higher.

The Example assumes that you invest $10,000 in a fund for the time periods indicated, then redeem all of your Service Class shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and reinvestment of all dividends and distributions. The estimated costs in Year 1 are calculated based on each fund’s contractual expense limitation, shown as Net Expenses in the table above. For Years 2 through 10, each fund’s operating expenses are calculated based on its Total Operating Expenses as shown in the table above, but without regard to any fee waiver or expense limitation. Therefore, the annual estimated costs used in Years 3, 5 and 10 are equal to or higher than the costs reflected in Year 1. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Sun Capital All Cap Fund	$117	$761	$1,430	$3,222
Sun Capital Investment Grade Bond Fund	$102	$378	$675	$1,521
Sun Capital Money Market Fund	$77	$298	$537	$1,223
Sun Capital Real Estate Fund	$137	$453	$791	$1,747
SC Davis Venture Value Fund	$117	$414	$733	$1,637
SC Oppenheimer Main Street Small Cap Fund	$127	$418	$730	$1,615
SC FI Large Cap Growth Fund	$108	$410	$733	$1,650

17

MORE ABOUT THE FUNDS’ INVESTMENTS

■  All Funds other than Money Market Fund and Investment Grade Bond Fund

Equity securities include common stocks, trust shares, preferred stocks and debt securities convertible into stock and warrants.

Equity Securities    All funds other than Money Market Fund and Investment Grade Bond Fund invest primarily in common stocks and common stock equivalents including convertible debt securities and convertible preferred stocks. Convertible debt securities and convertible preferred stocks entitle the holder to acquire the issuer’s common stock by exchange or purchase at a predetermined rate. Convertible debt securities and convertible preferred stocks are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

■  All Funds

Fixed income securities    All funds other than Money Market Fund may invest in all types of fixed income securities of any maturity or duration, such as:

• bills, notes, bonds • structured notes and other derivative securities • residential and commercial mortgage-backed securities • asset-backed securities	• convertible securities • collateralized mortgage and bond obligations • preferred stock and trust certificates

These securities may have many types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment-in-kind, and auction rate features.

Money Market Fund may invest in certain types of preferred shares having debt-like features to the extent that the preferred shares meet the maturity, quality and diversification requirements applicable to the fund.

Credit quality    Fixed income securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating, or are unrated securities that the investment adviser or subadviser believes are of comparable quality. If a security receives different ratings from multiple rating organizations, the fund may treat the security as being rated in the highest rating category received. Each fund may choose not to sell securities that are downgraded, after their purchase, below the fund’s minimum acceptable credit rating.

High yield bonds    Investment Grade Bond Fund may invest up to 20% of its assets in below investment grade securities (high yield) rated at least B by one rating agency or unrated bonds of equivalent quality. High yield bonds involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

American Depositary Receipts and Foreign Securities    All funds other than Money Market Fund, may invest in American Depositary Receipts (ADRs) which are U.S. dollar denominated securities representing an interest in foreign securities. Each fund may also invest in foreign securities listed on a U.S. stock exchange or quoted market such as the New York Stock Exchange, American Stock Exchange, or National Association of Securities Dealers Automated Quotation. All funds other than Money Market

18

MORE ABOUT THE FUNDS’ INVESTMENTS

Fund may invest up to 10% of its total assets in equity and debt securities that are denominated in foreign currencies. A fund’s investments in foreign securities or ADRs involve greater risk than investments in securities of U.S. issuers.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.

Derivative contracts    All funds other than Money Market Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, interest rates or currencies, or options on these futures.

In addition, investing in the individual bonds and sectors considered most attractive by the adviser may not necessarily enable Investment Grade Bond Fund to achieve its target duration or sector weighting. This fund may use derivative contracts to increase or decrease the fund’s exposure to a particular issuer or sector, or to increase or decrease the fund’s duration. Real Estate Fund may use derivative contracts to manage the interest rate risk associated with both its real estate and fixed income investments and to stay fully invested in stocks when it has a significant cash position.

Some of the foreign securities purchased by Investment Grade Bond Fund and Real Estate Fund may be denominated in a foreign currency, which could decline in value against the U.S. dollar. Investment Grade Bond Fund and Real Estate Fund may use currency swaps and other currency derivatives to try to hedge against this risk. However, a fund will probably not be able to achieve a perfect hedge because of unavoidable discrepancies between the fund’s foreign currency investments and its currency derivatives. Either fund might perform less well than a fund that does not hedge against foreign currency risk.

Substantially all of Investment Grade Bond Fund's investments will be either U.S. dollar-denominated or hedged back into U.S. dollars through transactions in currency swaps or other currency derivative contracts.

Even a small investment in derivative contracts can have a large impact on a fund’s interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase fund losses and reduce opportunities for gains when interest rates or securities prices are changing. A fund may not fully benefit from or may lose money on derivatives if the adviser’s (or subadviser’s) expectations in using them prove incorrect or if changes in their value do not correspond accurately to changes in the value of the fund’s other portfolio holdings. Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities. Investment Grade Bond Fund’s credit standards also apply to counterparties on “over-the-counter” derivative contracts. Derivatives can also make a fund’s portfolio less liquid and harder to value, especially in declining markets.

Borrowing    All funds other than Money Market Fund may borrow up to one-third of total assets from banks or through reverse repurchase agreements. Borrowing could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements.

Defensive investing    All funds other than Money Market Fund may depart from their principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. To the extent that a fund might adopt a temporary defensive position, and over the course of its duration, the fund may not meet its stated investment goal. Money Market Fund will not take a defensive position because it invests exclusively in high quality money market securities.

19

MORE ABOUT THE FUNDS’ INVESTMENTS

■  Davis Venture Value Fund

■  Oppenheimer Main Street Small Cap Fund

■  FI Large Cap Growth Fund

Market Capitalization Range    While each fund listed above intends to be substantially fully invested in equity securities of companies with total market capitalizations within the range defined by each fund’s key investment strategy, each fund may maintain a portion of its assets in equity securities of companies with total market capitalizations outside the defined range. Securities of small capitalization companies may present greater risks than securities of larger, more established companies. Small capitalization companies are often volatile and may suffer significant losses as well as realize substantial growth. In a declining market, these stocks may be harder to sell, which may further depress their prices.

■  Real Estate Fund

Permissible investments and additional risks    Although Real Estate Fund typically focuses on equity REITs, it may invest without restriction in mortgage REITs and in equity securities of other U.S. and foreign real estate companies. A mortgage REIT invests most of its assets in real estate mortgages and earns most of its income from interest payments. A real estate company is a company that earns at least 50% of its gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of related products and services include building supplies and mortgage servicing.

The fund may invest in a variety of types of real estate companies.

In selecting investments for the fund, the adviser identifies securities with significant potential for appreciation relative to risk and other securities while also analyzing the level of dividend payments. The adviser uses the same strategy to select other real estate companies for the fund as it uses to select REITs. Many of the risks of REIT investing described in “The Funds’ Goals, Strategies and Risks” also apply to other real estate companies.

REITs are subject to the following additional risks:

•	A REIT may be unable to obtain financing to fund income and gain distributions required by federal tax law.
•	A REIT may fail to qualify for the federal tax exemption for distributed income.
•	Changes in federal tax law may adversely affect REITs, for example, by limiting their permissible businesses or investments.
•	Fund shareholders indirectly bear a proportionate share of the advisory fees and other operating expenses of REITs in the fund’s portfolio in addition to the advisory fees and other expenses of the fund.

PORTFOLIO HOLDINGS

The Board has adopted a policy governing the disclosure of the funds’ portfolio holdings. More detailed information about this policy can be found the in the Statement of Additional Information.

20

THE INVESTMENT ADVISER AND SUBADVISERS

Sun Capital Advisers LLC. is the funds' investment adviser.

About the Adviser.    Sun Capital Advisers LLC, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, is the funds’ investment adviser. The adviser is an indirect, wholly-owned subsidiary of Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the New York, Toronto and Philippine stock exchanges.

At December 31, 2005, the adviser had total assets under management of approximately $39 billion. The adviser has been providing investment advice and supervisory services to Sun Life Financial affiliates since 1997. Sun Life Financial is a diversified financial services organization with total assets under management at December 31, 2005 of $331 billion. The Sun Life Financial group of companies provides a broad range of financial products and services to individuals and groups located in Canada, the United States, the United Kingdom, and the Asia Pacific Region.

The adviser provides the funds with investment research and portfolio management services and manages certain aspects of the funds’ business affairs. For its services, the adviser receives a fee from each fund equal on an annual basis to a percentage of the fund’s average daily net assets. In the case of Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund and FI Large Cap Growth Fund, the adviser employs an unaffiliated subadviser. In the case of those funds managed by a subadviser, the adviser pays a subadvisory fee to the subadviser. No fund is responsible for paying a subadvisory fee directly.

The adviser has contractually agreed to limit its management fee and to reimburse each fund’s nonmanagement expenses until at least April 30, 2007. Total operating expenses will be capped on an annual basis to the percentages of the fund’s average daily net assets shown as Net Expenses in the table under EXPENSE SUMMARY. To the extent that any fund’s total expense ratio with respect to Service Class shares falls below its expense limit, the adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.

Advisory Fees for Service Class shares

Fund	Daily Net Assets	Advisory Fee
All Cap Fund	All	0.70%

Investment Grade Bond Fund	All	0.60%

Money Market Fund	All	0.50%

Real Estate Fund	All	0.95%

Davis Venture Value Fund	$0-$500 million over $500 million	0.75% 0.70%

Oppenheimer Main Street Small Cap Fund	$0-$400 million $400-$800 million over $800 million	0.80% 0.75% 0.70%

FI Large Cap Growth Fund	$0-$750 million over $750 million	0.75% 0.70%

Sun Capital Advisers Trust and the adviser have received an exemptive order from the Securities and Exchange Commission permitting the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. The adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.

A discussion regarding the factors considered by the trustees of Sun Capital Advisers Trust in approving each fund’s investment advisory agreement is available in the fund’s annual report to shareholders for the period ended December 31, 2005.

21

THE INVESTMENT ADVISER AND SUBADVISERS

About the Subadvisers.

About Davis Advisors

Davis Advisors, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as the subadviser to Davis Venture Value Fund. Davis discharges its responsibilities subject to the policies of the Board of Trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Davis is a professional investment management firm which provides investment services to mutual funds, employee benefit plans and other institutions and individuals. Davis is a limited partnership and Davis Investments, LLC, is its sole general partner. Christopher Davis is the sole member of the general partner. As of December 31, 2005, Davis had discretionary investment authority with respect to approximately $72 billion of client assets.

About OppenheimerFunds, Inc.

OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as subadviser to Oppenheimer Main Street Small Cap Fund. OppenheimerFunds discharges its responsibilities subject to the policies of the board of trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. OppenheimerFunds has been an investment adviser since 1960.

About Pyramis Global Advisors, LLC

Pyramis Global Advisors, LLC, 82 Devonshire Street, Boston, Massachusetts 02109, serves as subadviser to Large Cap Growth Fund. Pyramis discharges its responsibilities subject to the policies of the board of trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Pyramis is an indirect, wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity Investments family of companies. As of December 31, 2005, Pyramis managed more than $18.5 billion in assets.

22

THE INVESTMENT ADVISER AND SUBADVISERS

About the Portfolio Managers.    The adviser and subadvisers have selected the following persons to manage the investments for the funds.

Fund	Fund manager(s)	Manager since	Positions during past five years

All Cap Fund (Jointly managed among all three managers)	Leo D. Saraceno, CFA (Specializes in Industrials, Materials, Energy, Utilities)	2002	Senior vice president, Sun Capital Advisers LLC, CFA since 2001 and previously vice president (1998- 2001). Vice president at Sun Life Financial since 2003. Joined Sun Life Financial in 1986.

	Steven P. Wyman, CFA (Specializes in Financials, Health Care, Information Technology)	2002	Senior vice president, Sun Capital Advisers LLC, since 2001 and previously vice president (1998- 2001). Assistant vice president at Sun Life Financial since 2001. Joined Sun Life Financial in 1997.

	Richard R. Gable, CFA (Specializes in Consumer, Financials, REITs)	2002	Senior vice president, Sun Capital Advisers LLC, since 2006. Assistant vice president at Sun Life Financial since 2006. Joined Sun Life Financial in 1998.

Investment Grade Bond Fund	Evan S. Moskovit, CFA (Lead Manager; Corporate Strategy Specialist)	2002	Senior vice president, Sun Capital Advisers LLC, since 2002, and previously vice president (1999- 2002). Vice president at Sun Life Financial since 2005. Joined Sun Life Financial in 1997.

	Michael A. Savage, CFA (Structured Products Specialist)	2002	Senior vice president, Sun Capital Advisers LLC, since 2002, and previously vice president (2001- 2002). Assistant vice president at Sun Life Financial since 2002. Joined Sun Life Financial in 1993.

Money Market Fund	John W. Donovan (Lead Manager)	2002	Senior vice president, Sun Capital Advisers LLC, since 2002, and previously vice president (2001-2002). Assistant vice president at Sun Life Financial since 2002. Joined Sun Life Financial in 2001.

	Evan S. Moskovit, CFA (Strategy Specialist)	2005	See above.

	Bonnie L. Ward (Strategy/Trader)	2006	Vice president, Sun Capital Advisers LLC since 2004. Assistant vice president at Sun Life Financial since 2004. Joined Sun Life Financial in 1973.

23

THE INVESTMENT ADVISER AND SUBADVISERS

Fund	Fund manager(s)	Manager since	Positions during past five years

Real Estate Fund (Jointly managed among all three managers)	Thomas V. Pedulla (Specializes in Direct Real Estate Investment Strategy)	1998	Senior vice president, Sun Capital Advisers LLC, since 2000, and previously vice president (1998- 2000). Vice president at Sun Life Financial since 2000. Joined Sun Life Financial in 1995.

	Leo D. Saraceno, CFA (Specializes in REIT Investments)	2003	See above.

	Richard R. Gable, CFA (Specializes in REIT Investments)	2001	See above.

Davis Venture Value Fund (Jointly managed)	Christopher C. Davis	2000	Chief executive officer, Davis Advisors since 2001. A portfolio manager for Davis Advisors since 1995.

	Kenneth C. Feinberg	2000	Portfolio manager, Davis Advisors since 1998. Research analyst, Davis Advisors (1994-1998).

Oppenheimer Main Street Small Cap Fund (Jointly managed)	Nikolaos D. Monoyios, CFA	2006	Senior vice president of OppenheimerFunds since October 2003. Vice president for OppenheimerFunds (1998-2003).

	Mark Zavanelli, CFA	2006	Vice president of OppenheimerFunds since November 2000. Joined OppenheimerFunds in 1998.

FI Large Cap Growth Fund	Bahaa Fam	2006	Vice President and portfolio manager with Pyramis (since 2006) and Fidelity Management & Research Company (“FMR”) (since 2001). Portfolio manager for institutional large cap growth mandates at FMR since 2001. Portfolio Manager at FMR for Large Cap Growth and Mid Cap Growth mutual funds since 2004. Previously director of quantitative research (1998-2004) and senior quantitative analyst (1995-1998) at FMR.

The Statement of Additional Information provides additional information about the fund managers’ compensation, other accounts managed by the fund managers and the fund managers’ ownership of shares of the fund(s) they manage that are offered through variable annuities or variable life insurance products.

24

PURCHASE AND REDEMPTION AND OTHER INFORMATION

Service Class shares of each fund are offered exclusively to insurance company separate accounts.

Buying and Redeeming Service Class Shares.    Each fund sells its Service Class shares at net asset value (NAV) directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance products. Each fund may suspend the offer of its shares and reserves the right to reject any specific purchase order. A fund may refuse a purchase order if, in the adviser’s opinion, the order is of a size that would disrupt the management of a fund.

Insurance company separate accounts that accept orders from contractholders to purchase and redeem Service Class shares before the close of regular trading on the New York Stock Exchange (the “Exchange”) will receive that day’s NAV (which will be calculated as of the close of regular trading on the Exchange), provided that the insurance company transmits the orders to the fund prior to the opening of trading on the Exchange on the next business day. If the fund receives orders after the Exchange opens, those orders will receive the next business day’s NAV.

Each fund redeems its shares on any business day. Normally, a fund forwards redemption proceeds by bank wire to the redeeming insurance company on the next business day after redemption instructions are received. Under unusual circumstances, a fund may suspend redemptions or postpone payment for up to seven (7) days or longer, as permitted by Federal securities laws.

Excessive and Short-term Trading.    The Board of Trustees has adopted policies and procedures with respect to excessive and short-term trading of shares by contract owners. The funds discourage excessive and short-term trading, which can disrupt portfolio management strategies and increase fund operating expenses. Each fund sells its shares to insurance company separate accounts for the purpose of funding variable annuity or variable life insurance contracts. As a result, the funds’ ability to monitor trading activity by the owners of such contracts is limited and, therefore, trading patterns representing excessive trading practices by contract owners may not be detected by the funds. The funds’ policies provide that a fund may reject a purchase order if, in the adviser’s opinion, the order is of a size that would disrupt the management of the fund or otherwise represents excessive or short-term trading. In the event the Trust determines that purchase and redemption activity in a fund indicate potential excessive trading activity, the Trust will communicate with the relevant insurance companies to determine, on a case-by-case basis, whether action is necessary, such as rejecting orders from certain contract owners. These measures may not be applied uniformly but will be imposed as the Trust and the relevant insurance company consider appropriate. Different insurance companies or different products offered by the same insurance company may have different policies regarding excessive trading. To the extent that such policies are not uniform, or are not applied uniformly, the funds and the contract owners bear the risk that excessive trading by some contract owners may not be curtailed. In addition, the terms of a particular insurance contract may also limit the insurance company’s ability to address excessive trading. For specific information about the purchase, redemption and transfer limitation policies that apply to a particular variable annuity or variable life insurance contract, contract owners should review the separate account prospectus prepared by the insurance company for their contracts.

The Trust’s reliance on insurance companies to detect and curtail excessive trading activity presents the risk that some contract owners may engage in this activity and that other contract owners will be adversely affected by it. To the extent that a fund is unable to detect or curtail excessive and short-term trading, such trading may interfere with efficient management of the fund’s portfolio, and may require the fund to take other steps, such as maintaining cash balances, using its line of credit and effecting portfolio transactions, in each case, to a greater degree than it otherwise would. These activities could increase the fund’s operating costs and decrease its investment performance.

Small cap securities may not trade every day or may not trade frequently through a trading day. Since SC Oppenheimer Main Street Small Cap Fund invests primarily in small cap securities, the fund may be

25

PURCHASE AND REDEMPTION AND OTHER INFORMATION

more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of the fund’s portfolio securities, as reflected by the fund’s net asset value on any given day, do not fully reflect the then current fair market value of such securities.

Automatic Transactions.    Purchases and redemptions arising out of an automatic transaction under an insurance contract are effected when received by the insurance company in the manner described above. Automatic transactions include investment of net premiums, payment of death benefits, deduction of fees and charges, transfers, surrenders, loans, loan repayments, deductions of interest on loans, lapses, reinstatements, and similar automatic transactions.

Service Class shares of each fund are offered at net asset value. The separate account does not pay a sales charge to buy Service Class shares of a fund.

Valuation of Shares.    Each fund offers its shares at the NAV per Service Class share of the fund. Each fund calculates its NAV once daily as of the close of regular trading on the Exchange (generally at 4:00 p.m., Eastern time) on each day the Exchange is open. If the Exchange closes early, the funds will accelerate the determination of NAV to the closing time. On any day an international market is closed and the Exchange is open, a fund will normally value its foreign securities, if any, at the prior day’s close with the current day’s exchange rate.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures adopted by the board of trustees. Because international markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when an insurance company cannot buy or sell shares of the fund. A fund may value securities at fair value when market quotations are not readily available or the adviser believes that available market quotations do not reasonably represent the securities’ actual value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The funds distribute capital gains and income.

Dividends and Distributions.    Each fund intends to distribute all or substantially all of its net realized capital gains, if any, and net investment income for each taxable year. Money Market Fund and Investment Grade Bond Fund declare dividends from net investment income daily and pay dividends monthly. All funds other than Money Market Fund and Investment Grade Bond Fund declare and pay dividends from net investment income at least annually. Each fund distributes its net realized capital gains, if any, at least annually. The funds expect that an insurance company holding shares on behalf of a contract holder will elect to reinvest dividends and capital gains in additional shares of the fund that paid them. Shares purchased become entitled to dividends as of the first business day following the date of investment.

Taxes.    Shares of the funds are held and owned for U.S. federal income tax purposes by life insurance company separate accounts established in connection with variable annuity and variable life insurance contracts, and not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning and receiving distributions or other payments relating to these contracts.

Each fund is treated as a separate entity for U.S. federal income tax purposes. Each fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. If a fund meets these requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that are distributed.

26

PURCHASE AND REDEMPTION AND OTHER INFORMATION

FUND DETAILS

In addition to the above, each fund also intends to comply with certain diversification requirements relating to the tax-deferred status of variable contracts issued by insurance company separate accounts. More specific information on these diversification requirements is contained in the prospectus for the variable contracts and in the funds’ Statement of Additional Information.

A fund’s failure to comply with these requirements could cause the holder of a variable contract based on a separate account that invested in whole or in part in that fund to be subject to current taxation of all income accrued on the contract for the current and all prior taxable years, unless the Internal Revenue Service permits correction of the failure, which cannot be assured.

Investments by Variable Product Separate Accounts in Shares of the Funds.    Each fund will sell its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. The variable contracts may or may not make investments in all the funds described in this Prospectus.

The interests of owners of different variable contracts investing in a fund could conflict due to differences of tax treatment and other considerations. The Trust currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life contracts. Nevertheless, the Board of Trustees will monitor events to seek to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders.

27

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of the funds for the periods indicated. Service Class share information is provided for the All Cap Fund, Investment Grade Bond Fund and Real Estate Fund. Initial Class share information is presented alongside the Service Class share information for the Money Market Fund because the Service Class shares are a newly offered class of this fund with less than a year’s operating history. Only Initial Class share information is presented for the Davis Venture Value Fund and Oppenheimer Main Street Small Cap Fund (formerly the Value Small Cap Fund) because Service Class shares of these funds had not commenced operations at December 31, 2005. Service Class shares will have different performance and different annual operating expenses. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table is included in the annual report (available upon request) along with the funds’ financial statements and the report of the funds’ independent registered public accounting firm. The annual report was audited by Deloitte & Touche LLP, independent registered public accounting firm. Insurance company separate account contract expenses are not reflected in these tables. Had such expenses been added, the performance figures would have been lower.

Selected data for a share outstanding throughout each period:

	All Cap Fund Service Class Shares
	Year Ended December 31, 2005	For the Period 2/1/2004* to 12/31/2004

NET ASSET VALUE, BEGINNING OF PERIOD	$12.720	$12.140

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)	(0.002)	0.004
Net realized and unrealized gain (loss) on investments	(0.105)	1.583

Total from Investment Operations	(0.107)	1.587

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.004)
In excess of net investment income	—	—
Net realized gain on investments	(1.913)	(1.003)
In excess of net realized gain on investments	—	—
Capital	—	—

Total distributions	(1.913)	(1.007)

NET ASSET VALUE, END OF PERIOD	$10.700	$12.720

TOTAL RETURN(b)	(0.98)%	13.20%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$1,594	$1,111
Ratios to average net assets:
Net expenses(a)(c)(d)	1.15%	1.15%
Gross expenses(a)(d)	3.04%	4.04%
Net investment income (loss)(a)(c)(d)	(0.05)%	0.21%
Portfolio turnover rate	114%	137%

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

28

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Investment Grade Bond Fund Service Class Shares
	Year Ended December 31, 2005	For the Period 2/1/2004* to 12/31/2004

NET ASSET VALUE, BEGINNING OF PERIOD	$10.160	$10.090

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)	0.447	0.424
Net realized and unrealized gain (loss) on investments	(0.274)	0.070

Total from Investment Operations	0.173	0.494

LESS DISTRIBUTIONS FROM:
Net investment income	(0.447)	(0.424)
In excess of net investment income	—	—
Net realized gain on investments	(0.096)	—
In excess of net realized gain on investments	—	—
Capital	—	—

Total distributions	(0.543)	(0.424)

NET ASSET VALUE, END OF PERIOD	$9.790	$10.160

TOTAL RETURN(b)	1.73%	5.03%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$3,612	$704
Ratios to average net assets:
Net expenses(a)(c)(d)	1.00%	1.00%
Gross expenses(a)(d)	1.28%	1.26%
Net investment income (loss)(a)(c)(d)	4.48%	4.58%
Portfolio turnover rate	55%	66%

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

29

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Money Market Fund Service Class Shares	Money Market Fund Initial Class Shares
	For the Period 4/25/2005* to 12/31/2005	Year Ended December 31
		2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)	0.019	0.027	0.007	0.005	0.011	0.035
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	—

Total from Investment Operations	0.019	0.027	0.007	0.005	0.011	0.035

LESS DISTRIBUTIONS FROM:
Net investment income	(0.019)	(0.027)	(0.007)	(0.005)	(0.011)	(0.035)
In excess of net investment income	—	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—	—
Capital	—	—	—	—	—	—

Total distributions	(0.019)	(0.027)	(0.007)	(0.005)	(0.011)	(0.035)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

TOTAL RETURN(b)	1.93%	2.75%	0.74%	0.55%	1.12%	3.59%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$509	$110,430	$121,399	$113,004	$149,363	$116,946
Ratios to average net assets:
Net expenses(a)(c)(d)	0.75%	0.50%	0.65%	0.65%	0.65%	0.65%
Gross expenses(a)(d)	1.02%	0.77%	0.71%	0.65%	0.65%	0.74%
Net investment income (loss)(a)(c)(d)	2.99%	2.69%	0.77%	0.56%	1.11%	3.16%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

30

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Real Estate Fund Service Class Shares
	Year Ended December 31, 2005	For the Period 2/1/2004* to 12/31/2004

NET ASSET VALUE, BEGINNING OF PERIOD	$20.080	$15.720

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)	0.206	0.302
Net realized and unrealized gain (loss) on investments	1.655	4.058

Total from Investment Operations	1.861	4.360

LESS DISTRIBUTIONS FROM:
Net investment income	(0.263)	—
In excess of net investment income	—	—
Net realized gain on investments	(1.708)	—
In excess of net realized gain on investments	—	—
Capital	—	—

Total distributions	(1.971)	—

NET ASSET VALUE, END OF PERIOD	$19.970	$20.080

TOTAL RETURN(b)	9.37%	27.74%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$50,778	$21,890
Ratios to average net assets:
Net expenses(a)(c)(d)	1.35%	1.50%
Gross expenses(a)(d)	1.47%	1.51%
Net investment income (loss)(a)(c)(d)	3.56%	3.79%
Portfolio turnover rate	32%	67%

*	Commencement of operations
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

31

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Davis Venture Value Fund Initial Class Shares
	Year Ended December 31
	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF PERIOD	$10.610	$9.500	$7.320	$8.740	$9.830

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)	0.087	0.079	0.065	0.054	0.049
Net realized and unrealized gain (loss) on investments	0.941	1.097	2.161	(1.474)	(1.092)

Total from Investment Operations	1.028	1.176	2.226	(1.420)	(1.043)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.078)	(0.066)	(0.046)	— (b)	(0.047)
In excess of net investment income	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—
Capital	—	—	—	—	—

Total distributions	(0.078)	(0.066)	(0.046)	—	(0.047)

NET ASSET VALUE, END OF PERIOD	$11.560	$10.610	$9.500	$7.320	$8.740

TOTAL RETURN(a)	9.73%	12.45%	30.50%	(16.24)%	(10.61)%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$54,216	$51,362	$44,215	$32,194	$32,110
Ratios to average net assets:
Net expenses(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses(d)	1.13%	1.16%	1.19%	1.21%	1.28%
Net investment income (loss)(c)(d)	0.81%	0.83%	0.86%	0.71%	0.51%
Portfolio turnover rate	15%	11%	7%	26%	84%

(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(b)	Amount is less than .001 per share.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

32

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

	Oppenheimer Main Street Small Cap Fund Initial Class Shares
	Year Ended December 31
	2005	2004	2003	2002	2001
NET ASSET VALUE, BEGINNING OF PERIOD	$15.210	$14.070	$9.940	$12.820	$11.930

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)	0.014	1.229	(0.003)	0.012	(0.005)
Net realized and unrealized gain (loss) on investments	0.568	1.142	4.139	(2.640)	1.062

Total from Investment Operations	0.582	2.371	4.136	(2.628)	1.057

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.006)	—	— (b)
In excess of net investment income	—	—	—	—	(0.002)
Net realized gain on investments	(2.002)	(1.231)	—	(0.220)	(0.165)
In excess of net realized gain on investments	—	—	—	(0.032)	—
Capital	—	—	—	—	—

Total distributions	(2.002)	(1.231)	(0.006)	(0.252)	(0.167)

NET ASSET VALUE, END OF PERIOD	$13.790	$15.210	$14.070	$9.940	$12.820

TOTAL RETURN(a)	4.33%	18.43%	41.62%	(20.61)%	8.91%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$86,949	$89,031	$71,827	$44,282	$22,140
Ratios to average net assets:
Net expenses(c)(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses(d)	1.10%	1.09%	1.12%	1.34%	2.06%
Net investment income (loss)(c)(d)	0.03%	(0.10)%	0.13%	0.18%	(0.08)%
Portfolio turnover rate	58%	106%	144%	136%	138%

(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(b)	Amount is less than .001 per share.
(c)	Such percentages are after advisory fee waivers and expenses reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

33

APPENDIX A

Prior Performance Information for Similar Accounts

Managed by the Adviser and a Subadviser

A-1

The following tables reflect data supplied by the adviser relating to the performance of all fee paying, fully discretionary portfolios using strategies similar to the funds’, with certain exceptions identified below. These portfolios have investment objectives, policies and strategies substantially similar, but not necessarily identical, to those of the funds.

Performance of each composite is not that of the corresponding fund, is not a substitute for the corresponding fund’s performance and does not predict a fund’s performance results, which may differ from the composite’s results. The personnel who managed accounts comprising the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the relevant fund.

Sun Capital’s composite performance is shown net of actual expenses of the underlying accounts. Pyramis’s composite performance is shown net of the maximum applicable expenses of the underlying accounts. The performance data has not been adjusted to reflect any of the charges assessed against insurance company separate accounts or variable life insurance or variable annuity products for which these funds serve as investment vehicles. In each case, the performance data shown would have been lower had these charges been reflected. In addition, the projected expenses for the Sun Capital funds have, at times, been higher than the expenses of the underlying accounts in the composite. Had Sun Capital fund expenses been used, the performance data would have been lower.

Since these composite results were not calculated for mutual funds, they are not based on SEC mutual fund performance standards. Performance calculations based on SEC mutual fund performance standards would have been different. All investment results shown in the tables assume the reinvestment of dividends. Investors should compare the Sun Capital fund performance results set forth under “The Funds’ Goals, Strategies and Risks” to the performance data shown in this appendix for the corresponding composite in the same time period.

Unlike mutual funds, private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Code. Complying with these regulatory requirements may have an adverse effect on each fund’s performance relative to that of a composite in which all or some accounts are not subject to such requirements. Similarly, private accounts generally do not experience the same types of cash inflows and outflows as mutual funds and generally do not hold significant cash for liquidity purposes.

Sun Capital’s Prior Performance for Similar Accounts

The following tables reflect the performance of Sun Capital’s “Equity Composite” and “Real Estate Composite” strategy. As of December 31, 2005, the Equity Composite strategy consisted of five accounts, having total assets of $468 million representing 53% of equity account assets under management, and the Real Estate Composite strategy consisted of three accounts, having total assets of $287 million representing 93% of real estate account assets under management.

Sun Capital Equity Composite Performance

(comparison composite for Sun Capital All Cap Fund)

	Average Annual Total Returns
	(for periods ended December 31, 2005)
	1 Year	3 Years	5 Years	Since Inception (January 1, 1996)
Equity Composite	(0.28%)	20.96%	7.43%	11.69%
S&P 500 Index*	4.91%	14.39%	0.54%	9.07%
Lipper VA-UF Multi-Cap Value Funds Average*	6.27%	16.81%	5.06%	9.71%

	Year by Year Total Returns
	(for 1-year periods ended December 31)
	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Equity Composite	20.36%	26.36%	21.72%	8.29%	5.27%	16.37%	(30.52)%	48.66%	19.40%	(0.28%)
S&P 500 Index*	22.96%	33.36%	28.58%	21.04%	(9.10)%	(11.89)%	(22.10)%	28.68%	10.88%	4.91%
Lipper VA- UF Multi- Cap Value Funds Average*	16.29%	27.90%	6.64%	6.16%	22.70%	7.44%	(18.97)%	31.54%	14.62%	6.27%

Sun Capital Real Estate Composite Performance

(comparison composite for Sun Capital Real Estate Fund)

	Average Annual Total Returns			Since Inception (January 1, 1997)
	(for periods ended December 31, 2005)
	1 Year	3 Years	5 Years
Real Estate Composite	10.32%	26.83%	19.71%	14.79%
Morgan Stanley REIT Index*	12.13%	26.33%	18.71%	12.17%
Lipper VA-UF Real Estate Funds Average*	12.85%	27.47%	18.39%	12.69%

	Year by Year Total Returns
	(for 1-year periods ended December 31)
	1997	1998	1999	2000	2001	2002	2003	2004	2005
Real Estate Composite	17.70%	(7.39)%	(2.70)%	32.69%	13.43%	6.20%	37.38%	34.63%	10.32%
Morgan Stanley REIT Index*	18.58%	(16.90)%	(4.55)%	26.81%	12.83%	3.64%	36.74%	31.49%	12.13%
Lipper VA-UF Real Estate Funds Average*	20.11%	(15.90)%	(2.79)%	27.95%	7.77%	2.66%	36.50%	33.71%	12.85%

*	A description of this index is located at the end of this appendix.

Composite performance is computed using an asset-weighted rate of return for each account, weighted for the relative size of each account using beginning of period values. The performance of the Sun Capital Composites reflect the deduction of all actual operating expenses of the underlying accounts in the composite. At December 31, 2005, 98% of the account assets in the Equity Composite and 46% of the account assets in the Real Estate Composite were managed for an affiliate of the adviser. The account fees for these accounts were substantially lower than those the adviser would charge a third party client for the same services. Accordingly, on an asset-weighted basis, the overall expenses reflected in the composite were significantly lower than those of the Sun Capital Funds. Had they been in existence for the same time period as the composite, the Sun Capital Funds would likely have experienced worse performance during the same time periods because of the significant difference in fees. Sun Capital

Advisers LLC has prepared and presented this report in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), retroactively for all periods. The CFA Institute has not been involved with the preparation or review of this report.

The performance data should not be considered an indication of future performance of the fund or the adviser.

Pyramis Global Advisors, LLC’s Prior Performance for Similarly Managed Institutional Accounts.

The following tables reflect the performance of Pyramis Global Advisors’ client accounts that have investment objectives and strategies similar to those of the Fund. As of December 31, 2005, the composite data consisted of less than 5 accounts, having total assets of $598 million.

Pyramis Institutional Large Cap Growth Composite

(comparison composite for SC FI Large Cap Growth Fund)

	Average Annual Total Returns
	(for periods ended December 31, 2005
	1 Year	3 Years	Since Inception (2/28/01)
Large Cap Growth Composite	13.75%	19.36%	(0.89)%
Russell 1000 Growth Index*	5.26%	13.23%	(1.30)%
Morningstar US VA Fund Large Growth Average*	7.55%	14.78%	N/A

	Year by Year Total Returns
	(for 1-year periods ended December 31)
	2001	2002	2003	2004	2005
Equity Large Cap Growth Composite	(8.44)%	(38.49)%	32.36%	12.94%	14.07%
Russell 1000 Growth Index*	(10.34)%	(27.88)%	29.75%	6.30%	5.26%
Morningstar US VA Fund Large Growth Average*	(20.59)%	(26.98)%	(29.71)%	(8.45)%	(7.55)%

*	A description of this index is located at the end of this appendix.

The Fund is new and has no historical performance data. The Pyramis composite performance is computed using an asset-weighted rate of return for each account, weighted for the relative size of each account using beginning of period values. The performance of the SC FI Large Cap Growth Composite reflects the deduction of the maximum applicable expenses of the underlying accounts in the composite. Accordingly, on an asset-weighted basis, the overall expenses reflected in the composite were significantly lower than those of the SC FI Large Cap Growth Fund. Had they been in existence for the same time period as the composite, the SC FI Large Cap Growth Fund would likely have experienced worse performance during the same time periods because of the significant difference in fees.

Pyramis Global Advisors, LLC has prepared and presented this report in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), retroactively for all periods. The CFA Institute has not been involved with the preparation or review of this report.

The performance data should not be considered an indication of future performance of the fund or the adviser.

Description of Indices for Appendix A

The Lipper Variable Annuity Underlying Multi-Cap Value Funds Average is a composite return of funds that invest primarily in equity securities within a variety of market capitalization ranges without concentrating on 75% of this equity assets in any one market capitalization range over an extended period of time.

The Lipper Variable Annuity Underlying Real Estate Funds Average is a composite return of funds that invest primarily in equity securities of companies engaged in the real estate industry.

The Morgan Stanley REIT Index is a total-return index comprising the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

The Morningstar US VA Fund Large Growth Average reflects an equal-weighted return which calculates the average of the returns in the US VA Fund Large Growth category. The Morningstar US VA Fund Large Growth category includes large-growth portfolios which invest in big U.S companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S equity market are defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these portfolios focus on companies in rapidly expanding industries.

The Russell 1000 Growth Index is an unmanaged, market-cap weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

ADDITIONAL INFORMATION

The statement of additional information (SAI) provides more detailed information about the funds and is incorporated into this prospectus by reference. Additional information about the funds’ investments is available in the Trust’s annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. You may obtain free copies of the SAI and the annual and semi-annual reports, request other information and discuss questions about the funds by contacting your agent, or the funds at the address or telephone number listed below. In addition, you may obtain the SAI, annual and semi-annual reports at the adviser’s website at www.suncapitaladvisers.com.

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, MA 02481

Telephone: 1-800-432-1102 x2496

Investment Adviser	Administrator, Custodian

Sun Capital Advisers LLC	State Street Bank & Trust Company

Principal Underwriter	Legal Counsel

Clarendon Insurance Agency, Inc.	Wilmer Cutler Pickering Hale and Dorr LLP
Independent Registered Public Accounting Firm
Deloitte & Touche, LLP

You can review and copy information about the funds (including the SAI) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at the number listed below. You can get text-only copies for a duplicating fee by writing or sending an electronic request:

Securities and Exchange Commission

Public Reference Section

Washington, D.C. 20549-0102

e-mail: publicinfo@sec.gov

Telephone: 1-202-551-8090

Free from the EDGAR Database on the SEC’s

Internet website: http://www.sec.gov

SUN CAPITAL ADVISERS TRUST

Investment Company Act file no. 811-08879

497 (c) filing

333-59093

811-08879

Sun Capital Advisers Trust

Sun Capital All Cap Fund

Sun Capital Investment Grade Bond Fund

Sun Capital Money Market Fund

Sun Capital Real Estate Fund

SC Davis Venture Value Fund

SC Oppenheimer Main Street Small Cap Fund

SC FI Large Cap Growth Fund

SC Blue Chip Mid Cap Fund

Initial Class and Service Class Shares

Statement of Additional Information

May 1, 2006

This statement of additional information (SAI) is not a prospectus. The funds’ financial statements for the fiscal year ended December 31, 2005 are incorporated by reference into this SAI.

To obtain a free copy of the funds’ Initial Class prospectus or the funds’ Service Class prospectus, each dated May 1, 2006, or a copy of the most recent annual or semi-annual report to shareholders, please visit www.suncapitaladvisers.com, or please contact your agent or the funds at:

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, MA 02481

Telephone: 1-800-432-1102 x2496

1

2

3

MORE INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Investment Strategies and Risks. Each fund’s principal investment strategies and risks, as well as the securities in which each fund typically invests, are described in the prospectus.

•	Sun Capital All Cap Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of U.S. companies.

•	Sun Capital Investment Grade Bond Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in investment grade bonds, including those issued by:

•	U.S. and foreign companies, including companies in emerging market countries;

•	the U.S. government and its agencies and instrumentalities, including those that issue mortgage-backed securities; and

•	foreign governments, including those in emerging market countries.

•	Sun Capital Money Market Fund invests exclusively in high quality U.S. dollar-denominated money market securities.

•	Sun Capital Real Estate Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of real estate investment trusts (“REITs”) and other U.S. and foreign real estate companies.

•	SC Davis Venture Value Fund invests primarily in the common stock of U.S. companies with market capitalization of at least $10 billion.

•	SC Oppenheimer Main Street Small Cap Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization.

•	SC FI Large Cap Growth Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies with large capitalizations (which for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 1000 Index or the S&P 500 Index).

•	SC Blue Chip Mid Cap Fund normally invests at least 80% of its net assets in common stocks and other equity securities with market capitalizations within the range of the Russell Mid Cap Index or the S&P Mid Cap 400 Index.

Investment Grade Bond Fund, Real Estate Fund, Oppenheimer Main Street Small Cap Fund, FI Large Cap Growth Fund, and Blue Chip Mid Cap Fund will each provide written notice to its shareholders at least 60 days prior to any change to the requirement that it invests at least 80% of its net assets plus borrowings for investment purposes as described in this section.

All funds (except Real Estate Fund) are diversified mutual funds. This means that with respect to 75% of each fund’s total assets, the fund may not invest more than 5% of its assets in the outstanding securities of any one issuer, or own more than 10% of the voting securities of any one issuer, except U.S. government securities or securities of other investment companies. Further, with respect to Money Market Fund, this means that the fund may not invest more than 5% of its assets in any one issuer except U.S. government securities and obligations of domestic banks.

Real Estate Fund is not diversified and may invest without regard to such limits. This means that the net asset value of Real Estate Fund may be more volatile because the fund’s portfolio may be invested in fewer securities and the fund may be more sensitive to events affecting the value of these securities. However, Real Estate Fund (and the other funds) must satisfy the diversification tests under Sections 851(b)(3) and 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), (see discussion under the caption, Taxes). Meeting these diversification tests may limit Real Estate Fund’s volatility risk.

1

Securities in which the funds may invest.

Common shares. (All funds except Money Market Fund) Common shares represent an equity (ownership) interest in a company or other entity. This ownership interest often gives a fund the right to vote on measures affecting the company’s organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.

Preferred shares. (All funds) Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have lesser voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates. Money Market Fund may invest in certain types of preferred shares having debt-like features to the extent that the preferred shares meet the maturity, quality and diversification requirements applicable to the fund.

Convertible securities. (All funds except Money Market Fund) Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock’s price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.

Warrants and rights. (All funds except Money Market Fund) Warrants and rights are securities permitting, but not obligating, their holder to purchase the underlying equity or fixed-income securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or prior to their expiration date. As a result, an investment in warrants and rights may entail greater investment risk than certain other types of investments.

Real estate investment trusts (“REITs”). (All funds except Money Market Fund) REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like regulated investment companies, such as Real Estate Fund, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. Each fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the fund.

Risk factors associated with the real estate industry. Although Real Estate Fund does not invest directly in real estate, it does invest primarily in real estate equity securities and does concentrate its investments in the real estate industry, and, therefore, an investment in the fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Each of the other funds that may invest in REITs may, to a lesser degree, be subject to these risks. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting

2

from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

In addition, if the fund has rental income or income from the disposition of real property acquired as a result of a default on securities the fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Investments by the fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Risk factors associated with equity and mortgage REITs. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

Fixed-income securities. (All funds) Bonds and other fixed-income instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the principal amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed-income securities, and, conversely, during periods of rising interest rates, the value of a fund’s fixed-income securities will generally decline. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Changes by recognized credit rating agencies in the rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

Maturity and duration. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled prepayments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund’s reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on the original prepaid security thus affecting positively or negatively the return realized by the fund.

Duration of an individual portfolio security is a measure of the security’s price sensitivity to changes in interest rates taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of

3

interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

Ratings criteria. In general, the ratings of Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Ratings Group (S&P), Fitch Ratings (Fitch) represent the opinions of these agencies as to the credit quality of the securities which they rate. However, these ratings are relative and subjective and are not absolute standards of quality.

After its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither of these events will necessarily require the adviser, on behalf of a fund, to sell the securities.

Lower rated high yield fixed-income securities. (Investment Grade Bond Fund, Real Estate Fund, and Davis Venture Value Fund) Lower rated high yield fixed-income securities are those rated below Baa3 by Moody’s, or below BBB- by S&P or Fitch, or securities which are unrated and determined by the adviser to be of comparable quality. Investment Grade Bond Fund may invest in securities rated as low as B (which includes securities rated B3 or B-) by a rating agency, which may indicate that the obligations are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Davis Venture Value Fund will not purchase securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchaser would then cause 5% or more of the fund’s net asset to be invested in such lower-rated securities. See Appendix A attached to this SAI for a description of the characteristics of the categories. A fund may invest in eligible unrated securities which, in the opinion of the adviser, offer comparable risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Possible reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value a fund’s assets. The reduced availability of reliable, objective data may increase a fund’s reliance on management’s judgment in valuing the high yield bonds. To the extent that a fund invests in these securities, the achievement of the fund’s objective will depend more on the adviser’s judgment and analysis than it otherwise would. In addition, high yield securities in a fund’s portfolio may be susceptible to adverse publicity and investor perceptions, whether or not the perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower-rated securities and may do so in the future, particularly with respect to highly leveraged issuers.

Credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, lower quality, higher yielding bonds are subject to credit risk to a greater extent than higher quality, lower yielding bonds.

Interest rate risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute a fund’s net asset value.

4

Call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined, and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

U.S. government securities. (All funds) U.S. government securities include: U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association (GNMA)), (b) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (e.g., Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC)), or (d) only the credit of the agency and a perceived “moral obligation” of the U.S. government. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities. The interest and principal components of stripped U.S. government securities are traded independently. The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program. U.S. Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.

Mortgage-backed securities. (Investment Grade Bond Fund) Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, the fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

The fund’s investments in mortgage-backed securities may include conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class (“PAC”) and target amortization class (“TAC”) securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay

5

CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. Real Estate Fund and Investment Grade Bond Fund may invest in the most junior class of CMOs (z-tranche) which involves risks similar to those associated with investing in equity securities.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Agency mortgage securities. (Investment Grade Bond Fund) The funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. government include but are not limited to the GNMA, FNMA and FHLMC. GNMA securities are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Privately-issued mortgage-backed securities. (Investment Grade Bond Fund and Real Estate Fund) Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of GNMA, FNMA or FHLMC. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Asset-backed securities. (Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund) Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a fund’s ability to maintain positions in these securities will be affected by

6

reductions in the principal amount of the securities resulting from prepayments, and the fund must reinvest the returned principal at prevailing interest rates, which may be lower.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may entail features that make them less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws granting protection to the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not support payments on these securities. A fund may invest in any type of asset-backed security if the adviser determines that the security is consistent with the fund’s investment objective and policies.

Structured securities. (Investment Grade Bond Fund and Real Estate Fund) Structured securities include notes, bonds or debentures, the value of the principal of and/or interest on which is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Pay-in-kind, delayed payment and zero coupon bonds. (Investment Grade Bond Fund and Real Estate Fund) These securities are generally issued at a discount from their face value because actual interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes, which is required to be distributed to shareholders. The fund’s investments in pay-in-kind, delayed payment and zero coupon bonds may require the fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Floating rate/variable rate notes. (Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund) Some notes a fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy a fund’s credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a fund’s credit quality standards.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a fund to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or there are periods during which the fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a fund will be subject to the fund’s limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist and the fund cannot demand payment of the principal amount of such instruments within seven days.

7

Foreign securities. (All funds) Each fund may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

ADRs, EDRs, IDRs and GDRs. (All funds except Money Market Fund) American Depositary Receipts (ADRs) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR. European Depositary Receipts (EDRs) and International Depositary Receipts (IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Brady bonds. (Investment Grade Bond Fund) Brady bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Certain Brady bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the International Bank for Reconstruction and Development (the World Bank) and the debtor nation’s reserves. Although Brady bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government. In light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady bonds, investments in Brady bonds may be viewed as speculative. Brady bonds acquired by a fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady bonds held by the fund.

Sovereign debt obligations. (Investment Grade Bond Fund, Money Market Fund and Real Estate Fund) Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

8

Obligations of supranational entities. (Investment Grade Bond Fund, Money Market Fund and Real Estate Fund) Each fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the World Bank, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity.

Risks of foreign securities. Investments in foreign securities may involve a greater degree of risk than the risks of domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

To the extent that a fund’s foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that a fund’s foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer’s securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of a fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Dividends, interest and, in some cases, capital gains earned by a fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the fund’s shareholders.

The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial

9

holdings difficult or impossible at times. A fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Bank and corporate obligations. (All funds) Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Repurchase agreements. (All funds) In a repurchase agreement, a fund would buy a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the repurchase agreement counterparty at a fixed time and price plus accrued interest. A fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. government securities. Repurchase agreements that mature in more than seven days will be treated as illiquid for purposes of each fund’s 15% limit (10% for Money Market Fund) on illiquid investments.

Securities serving as collateral for each repurchase agreement must be delivered to the fund’s custodian either physically or in book-entry form. The collateral must be marked to market daily so that each repurchase agreement will be fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities while the fund is trying to enforce its rights to the collateral, possible below normal levels of income, decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

Reverse repurchase agreements. (All funds except Money Market Fund) A fund may also enter into reverse repurchase agreements, which involve the sale of U.S. government securities held in its portfolio to a counterparty with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest,” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with proceeds of the initial sale transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase at a fixed price agreed in advance. A fund will not enter into reverse repurchase agreements or borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed one-third of the fund’s total assets (including the amount borrowed) taken at market value. A fund will not use leverage to attempt to enhance its return. A fund will not purchase securities while outstanding borrowings exceed 5% of the fund’s total assets.

10

Mortgage “dollar roll” transactions. (Investment Grade Bond Fund) The fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. Under a dollar roll, the fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a fund’s borrowings and other senior securities. For financial reporting purposes, a fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

Restricted securities. (All funds) A fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933 (the “1933 Act”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and which are, therefore, restricted as to their resale. However, a fund will not invest more than 15% of its net assets (10% for Money Market Fund) in illiquid investments. The trustees may adopt guidelines and delegate to the adviser the daily function of determining the monitoring and liquidity of restricted securities. The trustees, however, will retain oversight as to, and be ultimately responsible for, the determinations. If the adviser or subadviser determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit (10% for Money Market Fund) on illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in the fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.

Other investment companies. (All funds) Each fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940 Act (the “1940 Act”). With certain exceptions, the 1940 Act: (a) prohibits a fund, together with any companies controlled by the fund, from acquiring more than 3% of the total outstanding securities of any other investment company, and (b) prohibits a fund from investing more than 5% of its total assets in any one investment company and more than 10% of its total assets in the securities of other investment companies in the aggregate.

Exchange-traded funds (“ETFs”). (All funds except Money Market Fund) A fund may invest in ETFs. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. Broad-based ETFs, such as Standard & Poor’s Depositary Receipt Shares (SPDRs), track a broad group of stocks from different industries and market sectors. HOLDRS (HOLding company Depositary ReceiptS) are securities that represent an investor’s ownership in the common stock of specified companies in a particular industry, sector or group. International ETFs track a group of stocks from a specific country or groups of countries.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of diversified stock portfolios. ETFs are subject to certain risks, including (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based.

Typically, ETF programs bear their own operational expenses, which are deducted from the dividends paid to investors. To the extent that a fund invests in ETFs, the fund must bear these expenses in addition to the expenses of its own operation.

Forward commitment and when-issued securities. (All funds) “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. A fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price

11

and yield at the time of purchase. In when-issued transactions, frequently no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the fund contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the other party to consummate the transaction. The failure of the issuer or other party to consummate the transaction may result in the fund’s losing the opportunity to obtain an advantageous price. The purchase of securities on a forward commitment or when-issued basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a forward commitment or when-issued basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Options on securities and securities indices. (All funds except Money Market Fund) A fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. A fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing covered options. A call option on securities written by a fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a fund obligates the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by a fund are covered. A written call option or put option may be covered by (i) segregating cash or liquid securities with a value at least equal to a fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as “closing purchase transactions.”

Purchasing options. A fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. A fund may also sell call and put options to close out its purchased options.

12

The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund’s portfolio securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the fund’s portfolio securities.

A fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks associated with options transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful

13

use of options depends in part on the adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures contracts and options on futures contracts. (All funds except Money Market Fund) To seek to increase total return or hedge against changes in interest rates or securities prices, a fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. A fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and other strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a fund proposes to acquire. When interest rates are rising or securities prices are falling, a fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

A fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund’s portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund’s portfolio securities.

If, in the opinion of the adviser, there is a sufficient degree of correlation between price trends for a fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund’s portfolio may be more or less volatile than prices of these futures contracts, the adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The fund may also purchase futures contracts as a substitute for

14

transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on futures contracts. A fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund’s assets. By writing a call option, a fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a fund intends to purchase. However, the fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

In addition, the SC FI Large Cap Growth Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of a Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Other considerations. A fund will engage in futures and related options transactions only in accordance with CFTC regulations, which permit principals of a company registered under the 1940 Act to engage in such transactions without registering as commodity pool operations pursuant to an exemption. To the extent that a fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the fund owns or futures contracts will be purchased to protect the fund against an increase in the price of securities it intends to purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities, require the fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. In the event of an imperfect correlation between a futures position and a portfolio position

15

which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the fund from closing out positions and limiting its losses.

Foreign currency transactions. (All funds except Money Market Fund) A fund’s foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A fund may elect to hedge less than all of its foreign portfolio positions if deemed appropriate by the adviser.

If a fund purchases a forward contract or sells a forward contract for non-hedging purposes, it will segregate cash or liquid securities, of any type or maturity, in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. The segregated assets will be valued at market daily and if the value of the segregated securities declines, additional cash or securities will be segregated so that the value of the account will be equal to the amount of the fund’s commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the

16

fund would not have to exercise its put option. Likewise, if a fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the fund would not have to exercise its call. Instead, the fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special risks associated with foreign currency options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a fund will not purchase or write such options unless and until, in the opinion of the adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign currency futures transactions. By using foreign currency futures contracts and options on such contracts, the fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

A foreign currency futures contract sale creates an obligation by the fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the fund is immediately paid the difference and realizes a gain, and if the price of the sale is less than the price of the offsetting purchase, the fund pays the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the fund realizes a gain, and if the offsetting sale price is less than the purchase price, the fund realizes a loss.

17

Special risks associated with foreign currency futures contracts and related options. Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.

Swaps, caps, floors and collars. (Investment Grade Bond Fund and Real Estate Fund) As one way of managing its exposure to different types of investments, a fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A fund will maintain in a segregated account, cash or liquid securities equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Credit Derivatives. (Investment Grade Bond Fund) A fund may use credit derivatives to provide comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives include default risk derivatives and market spread derivatives. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options, and structured securities, each of which is described in more detail above. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio securities transactions. A fund may value credit derivatives at fair value more frequently than other types of portfolio holdings either because market quotations are not available or the adviser believes that available market quotations do not accurately represent the credit derivatives’ actual value.

Temporary investments. (All funds except Money Market Fund) For temporary and defensive purposes, a fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities, including short-term U.S. government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper, floating rate notes, and repurchase agreements. A fund may also hold significant amounts of its assets in

18

cash. Money Market Fund will not take a defensive position because it invests exclusively in investment grade money market securities.

Lending of securities. (All funds except Money Market Fund) A fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is secured by cash, U.S. government securities or other collateral according to applicable regulatory requirements. A fund may reinvest any cash collateral in short-term securities and money market funds. When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a fund may incur a loss or, in the event of the borrower’s bankruptcy, may be delayed in or prevented from liquidating the collateral. A fund may not lend portfolio securities having a total value exceeding one-third of its total assets.

Short-term trading and portfolio turnover. (All funds except Money Market Fund) Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage costs that must be borne directly by the fund and thus indirectly by the shareholders, reducing the shareholder’s return.

Investment Restrictions. Each fund has adopted fundamental investment restrictions. These restrictions cannot be changed unless the change is approved by the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the affected fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected fund.

These fundamental restrictions provide that a fund may not:

1.	Invest 25% or more of its total assets in securities of issuers in any one industry, except that Real Estate Fund invests 25% or more of its total assets in the real estate group of industries. The United States government, its agencies or instrumentalities are not considered industries for purposes of this restriction.

2.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act.

3.	Make loans of securities to other persons, except loans of securities not exceeding one-third of the fund’s total assets, investments in debt obligations and transactions in repurchase agreements.

4.	Underwrite securities of other issuers, except insofar as the fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

5.	Purchase, sell or invest in real estate, but each fund subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund’s ownership of such securities.

6.	Invest in commodities or commodity futures contracts, excluding transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors,

7.	Make investments that are inconsistent with the status of each fund (except Real Estate Fund) as diversified funds.

19

The 1940 Act currently prohibits the funds from issuing senior securities or borrowing money, except that each fund, with the exception of Money Market Fund, may borrow from banks or pursuant to reverse repurchase agreements in an amount not exceeding one-third of total assets (including the amount borrowed). Each fund is required to reduce the amount of its borrowings to not more than one-third of total assets within three days after such borrowings first exceed this one-third limitation.

Additional investment restrictions adopted by the funds, which may be changed by the trustees, provide that a fund may not:

1.	(a) All Cap Fund, Investment Grade Bond Fund, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, FI Large Cap Growth Fund and Blue Chip Mid Cap Fund. With respect to 75% of the fund’s assets, invest more than 5% of the fund’s assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (2) securities of other investment companies.

(b) Money Market Fund Only. Except with respect to investments in obligations of (1) the U.S. government, its agencies, authorities or instrumentalities, and (2) domestic banks, purchase any security if, as a result: (i) more than 5% of its assets would be invested in the securities of any one issuer; or (ii) more than 25% of its assets would be invested in a particular industry.

2.	Invest more than 15% (10% for Money Market Fund) of its net assets (taken at market value at the time of purchase) in illiquid securities.

3.	Make investments for the purpose of exercising control or management.

4.	Invest in other investment companies except as permitted under the 1940 Act.

Portfolio Holdings. The board of trustees has adopted policies and procedures relating to disclosure of a fund’s portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, the adviser will make the funds’ portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Except with respect to the FI Large Cap Growth Fund, the adviser normally will publish the funds’ portfolio holdings thirty (30) days after the end of the month. Such information shall be made available on the adviser’s website at www.suncapitaladvisers.com and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. With respect to the FI Large Cap Growth Fund, the adviser normally will publish the fund’s portfolio holdings sixty (60) days after the end of the calendar quarter.

In addition, each fund may make certain portfolio information available upon request. A fund may disclose the percentage breakdown of the fund’s investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) that do not specifically identify the fund’s portfolio securities.

The Trust’s Chief Compliance Officer and Chief Legal Officer, acting jointly, are authorized to approve the disclosure of a fund’s full or partial portfolio holdings prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree: (i) to limit use of that information to a stated business purpose which does not conflict with the interests of a fund’s shareholders, (ii) to use the information only for such authorized purpose, and (iii) not to trade on such information. The Trust’s

20

Chief Compliance Officer and Chief Legal Officer will make a determination before approving any agreement with a third party that such arrangement will not be detrimental to the interests of the fund’s shareholders.

As of the date of this statement of additional information, there are no such arrangements for the Trust, the adviser or Pyramis Global Advisors, LLC (subadviser to SC FI Large Cap Growth Fund).

Except as described above, a fund does not provide or permit others to provide information about the fund’s portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund’s service providers or a service provider such as a proxy voting vendor or a corporate action processor, which generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser: Sun Capital Advisers LLC; the subadvisers: Davis Selected Advisers L.P., OppenheimerFunds, Inc., Pyramis Global Advisors, LLC and Wellington Management Company LLP; the Trust’s custodian and fund accounting agent: State Street Bank and Trust Company; principal underwriter: Clarendon Insurance Agency, Inc.; auditors: Deloitte & Touche, LLP; or counsel to the fund: Wilmer Cutler Pickering Hale and Dorr LLP and its service providers, and Ropes & Gray LLP (counsel to the independent trustees); as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. None of the adviser, subadvisers or any fund receives any compensation or other consideration from these arrangements for the release of the funds’ portfolio holdings information.

Furthermore, each of the subadvisers other than Pyramis Global Advisors, LLC provide portfolio holdings information to their service providers in the ordinary course of their business in managing client accounts, including the funds.

The other subadvisers have the following arrangements.

Davis Adviser has arrangements with Institutional Shareholder Services (“ISS”), their proxy voting vendor and Strategic Insight, which provides mutual fund industry analysis. ISS receives portfolio holdings information on a daily basis, whereas Strategic Insight receives this information on a monthly basis.

OppenheimerFunds, Inc. has an arrangement with ISS, which provides proxy voting services. ISS receives portfolio holdings information from OppenheimerFunds on a daily basis.

Wellington Management Company has the following arrangements. Each of these companies receives portfolio holdings information on a daily basis, unless otherwise indicated.

•	Brown Brothers Harriman & Co. provides corporate actions and trade confirmation.

•	FactSet Research Systems, Inc. provides analytical services.

•	Investment Technology Group provides analytical services and receives portfolio holdings information on a weekly basis.

•	Automatic Data Processing (formerly IRRC) provides proxy voting services.

The board of trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust’s Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust’s Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and at the end of the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws.

21

THE FUNDS’ MANAGEMENT

Trustees and Officers. Each fund is a series of Sun Capital Advisers Trust, a Delaware statutory trust (the “Trust”). The business of the Trust and each fund is managed by the trustees. The trustees elect each fund’s officers who are responsible for the day-to-day operations of the fund and who execute the investment policies approved by the trustees. Several of the funds’ trustees and officers are also directors and officers of the adviser and one or more of its affiliates, each of which is a wholly-owned subsidiary of Sun Life Financial Inc. (“Sun Life Financial”). During the fiscal year ended December 31, 2005, the board of trustees held four meetings. All of the current trustees attended 100% of the meetings.

The table below provides more information about the funds’ trustees and officers.

Name, Address, Age and Position(s) with the Trust	Term of Office and Length of Time Served[1]	Principal occupation(s) during past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Independent Trustees

Michael P. Castellano 16 Sheldrake Lane Palm Beach Gardens, FL 33418 Age: 64 Trustee	Since February, 2005	Retired.	8	Director and Audit Committee Chairman, Sona Mobil Holdings Corp. since 2005, Director and Audit Committee Chairman, Globe Tel Communications Corp. since 2006.

Anthony C. Paddock 350 Fifth Avenue, Suite 5513 New York, NY 10118 Age: 70 Trustee	Since October, 1998	Managing Director, Empire Valuation Consultants, Inc., since 1996. President, AC Paddock & Associates (consulting), since 1996.	8	None.

William N. Searcy, Jr. 4411 133rd St. Ct. NW Gig Harbor, WA 98332 Age: 59 Trustee, Chairman of the Board	Trustee since October, 1998, Chairman since 2005	Retired. Pension and savings trust officer, Sprint Corp. 1989 - 2004	8	Trustee, Scudder Funds (New York) Board (65 mutual funds) since 1993.

22

Interested Trustee

James M.A. Anderson* One Sun Life Executive Park Wellesley Hills, MA 02481 Age: 56 President and Chief Executive Officer	Since October, 1998	Executive Vice President and Chief Investment Officer, Sun Life Assurance Company of Canada since 2005. President, Chief Investment Officer and Manager, Sun Capital Advisers LLC, since 1998. Associated with Sun Life Financial since 1970.	8

Director, Sun Benefit Services Company, Inc. since 1998, Director, Clarendon Insurance Agency Inc. since 1998, Director, Sun Life of Canada (U.S.) Holdings, Inc. since 1997, Director, Sun Life Assurance Company of Canada (U.S.) Operations Holdings, Inc. since 1997, Director, Sun Life of Canada (U.S.) Holdings General Partner, LLC since 1998, Director, Sun Canada Financial Co. since 1997, Director, Director, Sun Life Financial (Japan), Inc. since 2000, Director, Sun Life Financial (U.S.) Finance, Inc. since 2001, Director, Sun Life Financial (U.S.) Holdings, Inc. since 2001, Director, Sun Life Financial (Bermuda) Holdings, Inc. since 2002, Director, Sun Life of Canada (U.S.) SPE 97-I, Inc. since 2003, Director, Crosspointe

Shops I LLC since 2004, Director, Crosspointe Shops II since 2004, Sun Life Financial Global Funding, U.L.C. since 2004.

Officers

James F. Alban* One Sun Life Executive Park Wellesley Hills, MA 02481 Age: 44 Chief Financial Officer and Treasurer	Since October, 1998 Serves at the discretion of the Trustees	Senior Vice President and Chief Financial Officer, Sun Capital Advisers LLC since 2000. Assistant Vice President, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1998.	N/A	N/A

23

John W. Donovan* One Sun Life Executive Park Wellesley Hills, MA 02481 Age: 41 Vice President	Since August, 2002 Serves at the discretion of the Trustees	Senior Vice President, Sun Capital Advisers LLC since 2003. Assistant Vice President, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 2001.	N/A	N/A

Richard R. Gable* One sun Life Executive Park Wellesley Hills, MA 02481 Age: 36 Vice President	Since February, 2005 Serves at the discretion of the Trustees	Senior Vice President, Sun Capital Advisers LLC since 2006. Assistant Vice President, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1998.	N/A	N/A

Maura A. Murphy, Esq.* One Sun Life Executive Park Wellesley Hills, MA 02481 Age: 46 Secretary and Chief Compliance Officer	Since October, 1998 Serves at the discretion of the Trustees	Senior Vice President and Chief Counsel, since 2000, and Secretary since 1998, Sun Capital Advisers LLC. Assistant Vice President and Senior Counsel, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1998.	N/A	N/A

Evan S. Moskovit* One Sun Life Executive Park Wellesley Hills, MA 02481 Age: 40 Vice President	Since August, 2002 Serves at the discretion of the Trustees	Senior Vice President, Sun Capital Advisers LLC since 2002. Assistant Vice President, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1989.	N/A	N/A

24

Thomas V. Pedulla* One Sun Life Executive Park Wellesley Hills, MA 02481 Age: 39 Vice President	Since February, 2003 Serves at the discretion of the Trustees	Senior Vice President, Sun Capital Advisers LLC since 2000. Vice President, Real Estate, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1991.	N/A	N/A

Leo D. Saraceno* One Sun Life Executive Park Wellesley Hills, MA 02481 Age: 43 Vice President	Since November, 2001 Serves at the discretion of the Trustees	Senior Vice President, Sun Capital Advisers LLC since 2001. Assistant Vice President, Equities, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1986.	N/A	N/A

Michael A. Savage* One Sun Life Executive Park Wellesley Hills, MA 02481 Age: 41 Vice President	Since August 2002 Serves at the discretion of the Trustees	Senior Vice President of Sun Capital Advisers LLC since 2003. Assistant Vice President, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1993.	N/A	N/A

Steven P. Wyman* One Sun Life Executive Park Wellesley Hills, MA 02481 Age: 44 Vice President	Since August 2002 Serves at the discretion of the Trustees	Senior Vice President of Sun Capital Advisers LLC since 2002. Vice President and Section Head, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1997.	N/A	N/A

[1]	A trustee serves until his successor is elected or the Trust terminates; except that: (a) any trustee may resign by delivering to the other trustees or to any Trust officer a written resignation, (b) any trustee may be removed with or without cause by a written instrument signed by at least a majority of the then trustees, specifying the effective date of removal, (c) any trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other trustees, specifying the effective date of retirement, (d) the mandatory retirement age for any trustee that is not an interested person of the Trust shall be 72 years of age and the effective date of such mandatory retirement shall be December 31 of the calendar year during which such trustee turned 72 years of age, and (e) any trustee may be removed by at least a two-thirds vote of the outstanding shares of shareholders at any meeting of the shareholders.

*	An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act as a result of such person’s employment with Sun Capital Advisers LLC (“Sun Capital” or the “adviser”) or its affiliates.

25

The board of trustees has established an Audit Committee, consisting of three members, including a Chairman of the Committee. The members of the Audit Committee are Michael P. Castellano (Chairman), William N. Searcy, Jr., and Anthony C. Paddock (the “independent trustees”). The functions performed by the Audit Committee of Independent Trustees are to oversee the integrity of the Trust’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust’s independent auditors and provides an open avenue of communication among the independent auditors, Trust management and the board of trustees. Prior to January 1, 2006, the independent trustees called the Audit Committee, the Committee of Independent Trustees. This Committee held five meetings during the fiscal year ended December 31, 2005.

The board of trustees has also established a Valuation Committee consisting of five members, including all of the independent trustees. The Valuation Committee members are James M. A. Anderson, Michael P. Castellano, William N. Searcy, Jr., Anthony C. Paddock, and James F. Alban. The function of the Valuation Committee is to determine the value of securities held by the funds in instances where market quotations are not readily available or are considered unreliable. The Valuation Committee held four meetings during the fiscal year ended December 31, 2005.

The board of trustees has also established a Dividend Committee consisting of three members. The Dividend Committee members are James F. Alban, James M.A. Anderson and Susan J. Walsh. The function of the Dividend Committee is to declare dividends necessary to meet federal income and excise tax requirements. The Dividend Committee held two meetings during the fiscal year ended December 31, 2005.

The board of trustees has also established a Nominating and Governance Committee consisting of three members. The Nominating and Governance Committee members are Michael P. Castellano, William N. Searcy, Jr. and Anthony C. Paddock. The functions of the Nominating and Governance Committee are (i) to identify and review the qualifications of candidates to serve as an independent trustee and determine whether to nominate candidates to the board of trustees and (ii) to oversee and make recommendations to the Board regarding fund governance-related matters, including, but not limited to: Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Trustees, and allocations of assignments and functions of Board committees.

The Nominating and Governance Committee will consider Independent Trustees candidates recommended by the shareholders of any Fund (i.e., the underlying variable annuity or variable life insurance contract owner). Any recommendation should be submitted in writing to the Secretary of the Trust. Any submission by shareholders should include at a minimum the following information as to each individual proposed for election or re-election as an Independent Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for the election of trustees and other information as required by the Nominating and Governance Committee. Any such submission must also be submitted by such date and contain such other information as may be specified in the Trust’s By-laws. The Nominating and Governance Committee held no meetings during the fiscal year ended December 31, 2005.

The funds sell their shares exclusively to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. As a result, it should be noted that shares of the funds cannot be purchased directly by individual investors. Set forth in the table below is the dollar range of equity securities held in the funds and the aggregate dollar range of securities in the fund complex beneficially owned by each trustee as of December 31, 2005.

26

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael P. Castellano	N/A	None	None
Anthony C. Paddock	N/A	None	None
William N. Searcy, Jr.	N/A	None	None
James M.A. Anderson*	N/A	None	None

*	An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

Shares of the Funds are offered exclusively through variable annuity and variable life products. As of March 31, 2006, the trustees and officers of the Trust as a group owned none of the outstanding shares of beneficial interest in each of the funds.

Trustee Compensation. The Trust pays the trustees who are not interested persons of the Trust or the adviser for their service as trustees. The trustees who are not affiliated as an officer or employee of the adviser or any of its affiliates each receive from the Trust an annual fee of $18,000, a $2,625 fee for each in-person trustees meeting attended, a $1,000 fee for certain telephonic trustees meetings attended, a $1,375 fee for each Committee meeting attended, plus reimbursement for out-of-pocket expenses incurred in attending such meetings. The Independent Chairman of the Board (Mr. Searcy) receives from the Trust an annual retainer of $11,000 for services as Chairman. The Chairmen of the Audit Committee (Mr. Castellano) and Nominating and Governance Committee (Mr. Paddock) receive an annual retainer of $4,000 and $2,000, respectively. The following table sets forth the total fees which were paid to the trustees as of the funds’ fiscal year ended December 31, 2005 (under a previous compensation schedule then in effect). The trustees who are officers or employees of the adviser or its affiliates in the Sun Life Financial group of companies are not paid by the Trust for their service as trustees.

Name of Independent Trustee	Aggregate Compensation Received From the Trust	Pension or Retirement Benefits Accrued (As Part of Funds’ Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Michael P. Castellano	$26,750	0	0	$26,750
Anthony C. Paddock	$26,750	0	0	$26,750
William N. Searcy, Jr.	$27,750	0	0	$27,750

Material Relationships of the Independent Trustees. For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the adviser, any subadviser or any of their affiliates acts as investment adviser. For example, the related funds include all of the funds of Sun Capital Advisers Trust.

As of December 31, 2005, none of the independent trustees, nor any of the members of their immediate families, beneficially owned any securities issued by the adviser, any subadviser or any other entity in a control relationship to the adviser or any subadviser. During the calendar years of 2004 and 2005, none

27

of the independent trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the adviser or any subadviser or any other entity in a control relationship to the adviser or any subadviser. During the calendar years 2004 and 2005, none of the independent trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a “fund-related party”): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) the adviser or any subadviser; (vi) any affiliate of the adviser or any subadviser; or (vii) an officer of any such affiliate.

During the calendar years 2004 and 2005, none of the independent trustees, nor any members of their immediate families, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust’s trustees or officers has any arrangement with any other person pursuant to which the trustee or officer serves in that capacity. During the calendar years 2004 and 2005, none of the independent trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Sun Capital, or (vi) any other entity in a control relationship to the Trust.

The Investment Adviser. Sun Capital Advisers LLC, the funds’ investment adviser, is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The adviser is an indirect wholly-owned subsidiary of Sun Life Financial. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934, with common shares listed on the Toronto, New York, and Philippine stock exchanges. Sun Life Financial and its affiliates currently transact business in Canada, the United States, the United Kingdom, Asia and South America.

The adviser is a Delaware limited liability company and a registered investment adviser. Each fund will offer its shares to separate accounts that are funding vehicles for variable contracts offered by Sun Life (U.S.) and its affiliates and other insurance companies.

Terms of Advisory Agreements. Each fund has entered into an investment advisory agreement with the adviser which was approved by the fund’s trustees. Under the terms of each advisory agreement, the adviser furnishes an investment program for the fund and determines, subject to the overall supervision and review of the trustees, which investments should be purchased, held, sold or exchanged and provides supervision over all aspects of the fund’s operations, except those which are delegated to a custodian, transfer agent or other agent. In the case of Davis Venture Value Fund, the adviser has engaged Davis Advisors to serve as subadviser to perform its investment management duties. In the case of Oppenheimer Main Street Small Cap Fund, the adviser has engaged OppenheimerFunds, Inc. to serve as subadviser to perform its investment management duties. In the case of the FI Large Cap Growth Fund, the adviser has engaged Pyramis Global Advisors, LLC to serve as subadviser to perform its investment management duties. In the case of the Blue Chip Mid Cap Fund, the adviser has engaged Wellington Management Company, LLP to serve as subadviser to perform its investment management duties. The adviser has entered into agreements with Sun Life Assurance Company of Canada (U.S.) to utilize the resources and personnel of the company.

Each fund bears the cost of its operations not expressly assumed by the adviser or another service provider. These costs may include, but are not limited to, (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the adviser, or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) charges and expenses of auditors; (iii) charges and expenses of any custodian, administrator, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which

28

the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Commission, state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (vii) all expenses of shareholders’ and trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the trustees; (ix) if applicable, any distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those trustees of the Trust who are not affiliated with or interested persons of the adviser or the Trust (other than as trustees); (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

Each of the following funds pays a fee quarterly to the adviser for its advisory services based on a stated percentage of its average daily net assets as follows:

Fund	Asset Level	Fee
All Cap Fund	All	0.70%
Investment Grade Bond Fund	All	0.60%
Money Market Fund	All	0.50%
Real Estate Fund	All	0.95%
Davis Venture Value Fund	$0 to $500 million	0.75%
	above $500 million	0.70%
Oppenheimer Main Street Small Cap Fund	$0 to $400 million	0.80%
	$400 million to $800 million	0.75%
	above $800 million	0.70%
FI Large Cap Growth Fund	$0 to $750 million	0.75%
	above $750 million	0.70%
Blue Chip Mid Cap Fund	$0 to $300 million	0.80%
	above $300 million	0.75%

The following table shows the total advisory fee each fund paid to the adviser for the past three fiscal years.

Fund	Fiscal Year Ended December 31,
	2005	2004	2003
All Cap Fund	$0	$0	$0
Investment Grade Bond Fund	186,803	223,181	324,015
Money Market Fund	267,758	508,447	713,192
Real Estate Fund	1,122,370	926,627	516,771
Davis Venture Value Fund	274,034	228,526	166,900
Oppenheimer Main Street Small Cap Fund	590,886	566,269	387,260
FI Large Cap Growth Fund*	NA	NA	NA
Blue Chip Mid Cap Fund	579,332	544,402	413,242

*	The fund commenced operations on May 1, 2006.

29

From time to time, the adviser may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The adviser has contractually agreed to limit its advisory fees and to reimburse each fund’s non-management expenses until at least April 30, 2007. As a result, the adviser may receive no fees for its services to certain funds because such funds’ total expenses exceeded the expense limitation. Each fund’s total operating expenses will be capped on an annual basis to the percentage of the fund’s average daily net assets set forth below. To the extent that a fund’s total expense ratio falls below its expense limit, the adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.

Fund	Contractual Expense Limitation in effect until April 30, 2007
	Initial Class	Service Class
All Cap Fund	0.90%	1.15%
Investment Grade Bond Fund	0.75%	1.00%
Money Market Fund	0.50%	0.75%
Real Estate Fund	1.10%	1.35%
Davis Venture Value Fund	0.90%	1.15%
Oppenheimer Main Street Small Cap Fund	1.00%	1.25%
FI Large Cap Growth Fund	0.81%	1.06%
Blue Chip Mid Cap Fund	1.00%	1.25%

For the periods ended December 31, 2005, 2004 and 2003, the adviser waived all of the advisory fees due to it for the period on the All Cap Fund. For the period ended December 31, 2005, the adviser waived a portion of its fees on the Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund and Blue Chip Mid Cap Fund equal to $159,872, $323,221, $166,204, $121,205, $81,383 and $139,792, respectively. For the period ended December 31, 2004, the adviser waived a portion of its fees on the Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund and Blue Chip Mid Cap Fund equal to $143,811, $74,654, $811, $120,762, $72,671 and $93,470, respectively. For the period ended December 31, 2003, the adviser waived a portion of its fees on the Investment Grade Bond Fund, Real Estate Fund, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund and Blue Chip Mid Cap Fund equal to $89,405, $5,843, $106,512, $68,336 and $89,619, respectively. Absent these fee waivers, the advisory fees for the past three fiscal years would have been as shown in the following table:

Fund	Fiscal Year Ended December 31,
	2005	2004	2003
All Cap Fund	$51,139	$42,712	$18,832
Investment Grade Bond Fund	346,675	366,992	413,420
Money Market Fund	590,979	583,101	713,192
Real Estate Fund	1,228,574	927,438	522,614
Davis Venture Value Fund	395,239	349,288	273,412
Oppenheimer Main Street Small Cap Fund	672,269	638,940	455,596
FI Large Cap Growth Fund*	NA	NA	NA
Blue Chip Mid Cap Fund	719,124	637,872	502,861

*	The fund commenced operations on May 1, 2006.

Pursuant to the investment advisory agreements, the adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the funds in connection with the matters to which its respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.

30

Under each investment advisory agreement, each fund may use the name “Sun Capital” or any name derived from or similar to this name only for as long as the investment advisory agreement or any extension, renewal or amendment of the agreement remains in effect. If a fund’s investment advisory agreement is no longer in effect, the fund will cease to use such name or any other name indicating that it is advised by or otherwise connected with the adviser. In addition, the adviser may grant the non-exclusive right to use the name “Sun Capital” or any similar name to any other corporation or entity, including but not limited to any investment company of which any Sun Life Financial subsidiary, any affiliate of the company or any successor to the business of the company is the investment adviser.

After an initial two-year period, each investment advisory agreement will continue in effect from year to year for each fund if approved by either the vote of the fund’s shareholders (if a shareholder vote is required) or the trustees, including a vote of a majority of the trustees who are not parties to the agreement or “interested persons” of any such party, cast at a meeting called for such purposes. Each investment advisory agreement may be terminated on 60 days’ written notice by any party or by a vote of a majority of the outstanding voting securities of the affected fund and will terminate automatically if assigned.

The Subadvisers. The Trust and the adviser have engaged the services of Davis Selected Advisers L.P., in the case of Davis Venture Value Fund; OppenheimerFunds, Inc., in the case of Oppenheimer Main Street Small Cap Fund; Pyramis Global Advisors, LLC, in the case of FI Large Cap Growth Fund; and Wellington Management Company, LLP, in the case of Blue Chip Mid Cap Fund, to assist with the portfolio management of each fund. Additional information about each subadviser is set forth in the prospectus.

Davis Selected Advisers, L.P. is a Colorado limited partnership and a registered investment adviser. Davis is a professional investment management firm which provides investment services to mutual funds, employee benefit plans and other institutions and individuals. Davis is a limited partnership and Davis Investments, LLC, is its sole general partner. Christopher Davis is the sole member of the general partner. As of December 31, 2005, Davis advised or subadvised more than 15 portfolios for U.S. registered investment companies with assets of more than $54.9 billion managed with an investment strategy similar to that of Davis Venture Value Fund.

OppenheimerFunds, Inc. is a Colorado corporation and a registered investment adviser. OppenheimerFunds has been an investment adviser since 1960.

Pyramis Global Advisors, LLC, is a Delaware limited liability company and a registered investment adviser. Pyramis is an indirect, wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity Investments family of companies. As of December 31, 2005, Pyramis managed more than $18.5 billion in assets.

Wellington Management Company, LLP is a Massachusetts limited liability partnership and a federally registered investment adviser. Wellington Management is a professional investment-counseling firm which provides investment services to mutual funds, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had discretionary investment authority with respect to approximately $521 billion of client assets.

Terms of Subadvisory Agreements. For each subadvised fund, the subadviser has entered into a subadvisory agreement with the adviser and the Trust on behalf of the fund. The subadviser is responsible for providing the subadvised fund with advice concerning the investment management of that fund’s portfolio. This advice must be consistent with the investment objectives and policies of the subadvised fund. The subadviser determines what securities shall be purchased, sold or held for the subadvised fund and what portion of the fund’s assets are held uninvested.

31

The adviser pays each subadviser out of its own resources; none of the subadvised funds has an obligation to pay the subadviser. Each subadviser’s subadvisory fee rate is based on a stated percentage of each subadvised fund’s average daily net assets as follows:

Fund	Asset Level	Fee
Davis Venture Value Fund	$0 to $100 million	.450%
	$100 to $500 million	.400%
	above $500 million	.350%
Oppenheimer Main Street Small Cap Fund	All assets	.400%
FI Large Cap Growth Fund	$0 to $250 million	.450%
	$250 to $750 million	.400%
	above $750 million	.350%
Blue Chip Mid Cap Fund	$0 to $50 million	.550%
	above $50 million to $200 million	.450%
	above $200 million to $500 million	.400%
	above $500 million	.350%

The following table shows the total subadvisory fees paid by the adviser on behalf of each fund’s Initial Class and Service Class shares to its subadviser for the past three fiscal years.

Fund	Fiscal Year Ended December 31,
	2005	2004	2003
Davis Venture Value Fund	$237,144	$209,573	$164,047
Oppenheimer Main Street Small Cap Fund*	336,135	319,470	227,798
FI Large Cap Growth Fund**	NA	NA	NA
Blue Chip Mid Cap Fund	454,508	408,803	332,859

*	Until January 9, 2006, OpCap Advisors LP was the subadviser to the fund. The fees provided were paid to OpCap Advisors, not OppenheimerFunds, Inc.

**	The fund commenced operations on May 1, 2006.

Each subadviser is responsible for bearing its own costs of providing services to a subadvised fund. Each subadviser will not be responsible for (i) the subadvised fund’s legal, auditing and accounting expenses; (ii) expenses of maintenance of the subadvised fund’s books and records, including computation of the subadvised fund’s daily net asset value per share and dividends; (iii) interest, taxes, governmental fees and membership dues incurred by the subadvised fund; (iv) fees of the subadvised fund’s custodians, transfer agents, registrars or other agents; (v) expenses of preparing the subadvised fund’s share certificates; (vi) expenses relating to the redemption or repurchase of the subadvised fund’s shares; (vii) expenses of registering and qualifying the subadvised fund’s shares for sale under applicable federal and state laws; (viii) expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to subadvised fund investors (except that each subadviser will be responsible for costs associated with supplements to such documents and regulatory filing requirements necessitated by a change of control of the subadviser or a change in the portfolio manager or managers assigned by the subadviser to manage the subadvised fund); (ix) cost of subadvised fund stationery; (x) costs of trustee, shareholder and other meetings of the Trust or the subadvised fund (except that each subadviser will be responsible for costs necessitated by any change of control of the subadviser); (xi) traveling expenses of officers, trustees and employees of the Trust or the subadvised fund; (xii) fees of the Trust’s trustees and salaries of any officers or employees of the Trust or the subadvised fund; and (xiii) the subadvised fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or the subadvised fund and their officers and trustees.

32

Under each subadvisory agreement, the subadviser is responsible for making specific decisions to buy and sell securities for the subadvised fund. Each subadviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.

Pursuant to subadvisory agreements between Sun Capital Advisers LLC and each of Davis Selected Advisors, L.P. and Wellington Management Company LLP, the subadviser is not liable for any loss sustained by reason of the adoption of any investment policy or for any security transaction based on the subadviser’s good faith recommendation. Each subadviser will be liable for losses due to (a) the subadviser’s causing the subadvised fund to violate any federal or state law, rule or regulation or any subadvised fund’s investment policy or restriction, (b) the subadviser’s causing the subadvised fund to fail the diversification requirements of Section 817(h) of Subchapter L of the Internal Revenue Code, or the diversification or source of income requirements of Subchapter M of the Code, or (c) the subadviser’s willful misfeasance, bad faith or negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the subadvisory agreement.

The subadvisory agreements between Sun Capital Advisers LLC and each of Davis Selected Advisors, L.P. and Wellington Management Company LLP provide that the subadviser will indemnify and hold harmless the adviser, its affiliated persons and the subadvised fund (collectively, the “Indemnified Persons”) to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Indemnified Person to the extent resulting, in whole or in part, from any of the subadviser’s acts or omissions specified in (a), (b) or (c) above, any breach of any duty or warranty thereunder of the subadviser or any inaccuracy of any representation of the subadviser made thereunder, provided, however, that nothing contained therein will provide indemnity to any Indemnified Person for liability resulting from its own willful misfeasance, bad faith, or negligence in the performance of its duties or reckless disregard of such duties.

Pursuant to the subadvisory agreement between Sun Capital Advisers LLC and OppenheimerFunds, Inc., the subadviser is not liable for any loss sustained by reason of the adoption of any investment policy or for any security transaction based on the subadviser’s good faith recommendation. The subadviser will be liable for losses due to (a) the subadviser’s causing the subadvised fund to violate any federal or state law, rule or regulation or any subadvised fund’s investment policy or restriction, (b) the subadviser’s causing the subadvised fund to fail the diversification requirements of Section 817(h) of Subchapter L of the Internal Revenue Code, or the diversification or source of income requirements of Subchapter M of the Code, or (c) the subadviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the subadvisory agreement.

The subadvisory agreement between Sun Capital Advisers LLC and OppenheimerFunds, Inc. provides that the subadviser will indemnify and hold harmless the adviser, its affiliated persons and the subadvised fund (collectively, the “Indemnified Persons”) to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Indemnified Person to the extent resulting, in whole or in part, from any of the subadviser’s acts or omissions specified in (a), (b) or (c) above, any breach of any duty or warranty thereunder of the subadviser or any inaccuracy of any representation of the subadviser made thereunder, provided, however, that nothing contained therein will provide indemnity to any Indemnified Person for liability resulting from its own willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of such duties.

Pursuant to the subadvisory agreement between Sun Capital Advisers LLC and Pyramis Global Advisors, LLC, the subadviser is not liable for any loss sustained by reason of the adoption of any investment policy or for any security transaction based on the subadviser’s good faith recommendation. The subadviser will be liable for losses due to the subadviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the subadvisory agreement. The subadvisory agreement defines gross negligence to include (a) the subadviser’s causing the SC FI Large Cap growth Fund to be in violation of any investment policy or restriction set forth in that

33

fund’s prospectus or Statement of Additional Information or any written guidelines or instruction provided by the Trust’s Board of Trustees or the adviser; and (b) the subadviser’s causing the fund to fail to satisfy the asset percentage diversification requirements set forth in section 817(h) of Subchapter L of the Internal Revenue Code or the source of income and asset percentage diversification requirements set forth in section 851 of Subchapter M of the Code, or, in each case, any successor provision of the Code.

The subadvisory agreement between Sun Capital Advisers LLC and Pyramis Global Advisors, LLC provides that the subadviser will indemnify and hold harmless the adviser, its affiliated persons and the subadvised fund (collectively, the “Indemnified Persons”) to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Indemnified Person to the extent resulting, in whole or in part, from any of the subadviser’s acts or omissions specified in the paragraph above, any breach of any duty or warranty thereunder of the subadviser or any inaccuracy of any representation of the subadviser made thereunder, provided, however, that nothing contained therein will provide indemnity to any Indemnified Person for liability resulting from its own willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of such duties.

Each subadvisory agreement will continue in effect from year to year for each subadvised fund if approved by either the vote of the subadvised fund’s shareholders (if a shareholder vote is required) or the trustees, including a vote of a majority of the trustees who are not parties to the agreement or “interested persons” of any such party, cast at a meeting called for such purposes. The subadvisory agreement may be terminated on 60 days’ written notice by the subadvised fund or adviser or by a vote of a majority of the outstanding voting securities of the subadvised fund. Each subadvisory agreement may be terminated by the subadviser upon 120 days notice.

Restrictions on Personal Trading. In order to avoid conflicts with portfolio trades for the funds, the adviser and subadvisers have each adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940. Pursuant to Rule 17j-1 under the 1940 Act, the board of trustees of the Trust adopted a code of ethics for the Trust and approved the code of ethics of the adviser and each subadviser. The codes of ethics permit personnel to invest in securities, including securities that may be purchased or held by a fund, subject to specified restrictions on personal securities trading.

Some of the adviser’s restrictions include pre-clearance for all personal trades and a prohibition on the purchase of limited offerings and initial public offerings without prior written approval. These restrictions reflect the basic principle that the interests of the funds and their shareholders come before the interests of personnel of the adviser and its affiliates. The adviser provides the Trust’s board of trustees with a quarterly certification of the adviser’s compliance with its code of ethics and a report of any significant violations of its code.

Because each subadviser is an entity not otherwise affiliated with the Trust or the adviser, the subadviser has responsibility for monitoring the personal trading activities of the subadviser’s personnel. Each subadviser provides the adviser with a quarterly certification of the subadviser’s compliance with its code of ethics and a report of any significant violations of its code.

Allocation of Investment Opportunities. Securities held by a fund may also be held by other funds or investment advisory clients for which the adviser, subadviser or any of their affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the adviser or subadviser for other funds or investment advisory clients arise at or about the same time, transactions in the securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the adviser, subadviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price obtained by a fund.

34

Administrator. State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, is the funds’ administrator. State Street is responsible for managing the funds’ business affairs. State Street’s services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, preparation and filing of tax returns, supervising the activities of the custodian and transfer and shareholder servicing agent and other administrative services necessary to conduct the funds’ business.

For the periods ended December 31, 2005, 2004 and 2003, each of the funds paid the administrator as follows:

Fund	2005	2004	2003
All Cap Fund	$19,086	$61,210	$48,293
Investment Grade Bond Fund	59,158	61,058	50,392
Money Market Fund	103,771	51,904	50,400
Real Estate Fund	120,780	61,094	50,391
Davis Venture Value Fund	45,126	51,883	50,391
Oppenheimer Main Street Small Cap Fund	70,059	51,885	50,392
FI Large Cap Growth Fund*	NA	NA	NA
Blue Chip Mid Cap Fund	74,718	51,953	50,390

*	The fund commenced operations on May 1, 2006.

Transfer Agent. State Street Bank & Trust Company is the transfer agent for the funds.

Custodian. Each fund’s portfolio securities are held pursuant to a master custodian agreement between the Trust and State Street Bank & Trust Company. Under the custodian agreement, the custodian performs custody, portfolio and fund accounting services.

Independent Registered Public Accounting Firm. The board of trustees has selected Deloitte & Touche, LLP, 200 Berkeley Street, Boston, Massachusetts 02116 as the funds’ independent registered public accounting firm.

Legal Counsel. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 serves as legal counsel to the Trust.

Proxy Voting Policies. The adviser’s and subadvisers’ proxy voting policies with respect to the funds are attached as Appendix B. Information regarding how each fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-432-1102 x1687; and (2) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS

Potential Conflicts of Interest Concerning Portfolio Managers. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Sun Capital and each of the subadvisers have adopted procedures that are intended to monitor compliance with policies referred to in the following paragraphs designed to ensure the fair and equitable treatment of accounts. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

Each subadviser has provided additional information about potential conflicts affecting their portfolio managers.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better

35

investment performance than other accounts that did not receive an allocation of the initial public offering. This conflict may arise with respect to any of the managers of the funds. Sun Capital and the subadvisers have policies and procedures designed to address such conflicts so that all client accounts receive fair and equitable treatment.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When the adviser or a subadviser is seeking to trade the same security on substantially similar terms for more than one account, the adviser and the subadvisers may “bunch” such orders, which means that the trades for the individual accounts are aggregated and each account receives the same average execution price. There are some types of accounts as to which bunching may not be possible for various reasons, including contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Sun Capital or the subadvisers will place the order in a manner intended to result in as favorable a price as possible for such client. This conflict may arise with respect to any of the managers of the funds. Sun Capital and the subadvisers have policies and procedures designed to address these trade order conflicts.

•	A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, or if the significance of the performance of other accounts in calculating the bonus is less because of their size, the measurement periods or other differences, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. This conflict may arise with respect to Davis Selected Advisers, L.P. managers, Christopher Davis and Kenneth Feinberg, OppenheimerFunds, Inc. managers, Nikolaos Monoyios and Mark Zavanelli, Pyramis Global Advisors, LLC manager, Bahaa Fam and Wellington Management Company LLP manager, Phillip Perelmuter. Similarly, if an advisory firm receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. This conflict relating to performance fees may arise for the Pyramis Global Advisors, LLC manager, Bahaa Fam and Wellington Management Company LLP manager, Phillip Perelmuter.

•

A portfolio manager may favor an account if the portfolio manager or his or her employer has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager or his or her employer held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. This conflict may arise with respect to any of the portfolio managers of the funds, to the extent that a portfolio manager begins to manage accounts in which the portfolio manager or his or her employer has a beneficial interest, including currently Sun Capital managers, John Donovan, Richard Gable, Evan Moskovit, Thomas Pedulla, Leo Saraceno, Michael Savage, Bonnie Ward and Steven Wyman; and Davis Selected Advisers, L.P. managers, Christopher Davis and Kenneth Feinberg. Sun Capital and the subadvisers, however, have policies and procedures designed to treat all accounts fairly, which may include code of ethics requirements imposing certain trading restrictions and reporting obligations for accounts in which

36

a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or the account that is short. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. This conflict may arise with respect to any of the managers of the funds. Sun Capital and the subadvisers developed policies and procedures, which may include assigning portfolio managers so as to avoid such conflicts, to address the simultaneous management of multiple client accounts so that all clients receive fair and equitable treatment.

A further discussion of the conflicts of interest that may arise with respect to Sun Capital, each subadviser and their respective managers is set forth below.

Other Accounts Managed by Portfolio Managers - Sun Capital. The table below provides information as of December 31, 2005 concerning other accounts managed by the persons employed by Sun Capital who are primarily responsible for the day-to-day management of the portfolios of the Funds identified below.

Manager	Fund(s)	Total # of Accounts	Total Assets Under Management
John W. Donovan		Investment Grade Bond Fund and Money Market Fund
Other Registered Investment Companies		0
Other Pooled Vehicles		5	$1,850,779,602
Other Accounts		15	$22,978,458,933
Richard R. Gable		All Cap Fund and Real Estate Fund
Other Registered Investment Companies		0
Other Pooled Vehicles		0
Other Accounts		6	$1,857,456,271
Evan S. Moskovit		Investment Grade Bond Fund and Money Market Fund
Other Registered Investment Companies		0
Other Pooled Vehicles		5	$1,850,779,602
Other Accounts		15	$22,978,458,933
Thomas V. Pedulla		Real Estate Fund
Other Registered Investment Companies		0
Other Pooled Vehicles		0
Other Accounts		5	$883,381,555
Leo D. Saraceno		All Cap Fund and Real Estate Fund
Other Registered Investment Companies		0
Other Pooled Vehicles		0
Other Accounts		6	$1,857,456,271
Michael A. Savage		Investment Grade Bond Fund
Other Registered Investment Companies		0
Other Pooled Vehicles		2	$759,534,051
Other Accounts		15	$21,883,218,593
Bonnie L. Ward		Money Market Fund
Other Registered Investment Companies		0
Other Pooled Vehicles		3	$15,042,106
Other Accounts		12	$1,095,240,340
Steven P. Wyman		All Cap Fund
Other Registered Investment Companies		0
Other Pooled Vehicles		0
Other Accounts		6	$1,857,456,271

37

Performance Fees- Sun Capital. The Sun Capital portfolio managers do not manage any account with a performance-based fee.

Compensation- Sun Capital. As a member of the Sun Life Financial Group of companies, Sun Capital has adopted a system of compensation that seeks to align employees’ individual goals and performance with Sun Life Financial’s business strategy. For portfolio managers, the compensation structure consists of the following components: base salary, annual incentive compensation, and equity awards. Portfolio managers also receive customary retirement and other benefits that are offered generally to all full-time employees of Sun Life Financial in the United States.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is considered a significant component of a portfolio manager’s overall compensation.

•	Incentive Compensation Plans. Portfolio managers are eligible to participate in one of two annual incentive compensation plans, both of which are tailored to take into account Sun Capital’s contribution to Sun Life Financial’s overall profitability.

•	Messrs. Donovan, Gable, and Savage, who are also Assistant Vice Presidents of Sun Life Financial, are eligible to participate in an annual incentive compensation plan for Sun Life Financial’s U.S. officers. Under this plan, Sun Capital’s management can award annual bonus compensation to eligible Sun Capital employees based on a combination of three elements: the overall performance of Sun Life Financial’s U.S. operations against targets for net income and other financial criteria, the overall performance of accounts managed by Sun Capital in comparison to short and long term performance of relevant benchmarks and peer groups and other financial criteria, and the individual’s performance against annual business and individual goals.

•	Messrs. Moskovit, Pedulla, Saraceno and Wyman, who are also Vice Presidents of Sun Life Financial, are eligible to participate in a corporate annual incentive compensation plan. Under this plan, Sun Life Financial’s management can award annual bonus compensation to eligible Sun Capital employees based on a combination of four elements: the overall profitability of Sun Life Financial, the overall performance of Sun Life Financial’s U.S. operations against targets for net income and other financial criteria, the overall performance of accounts managed by Sun Capital in comparison to short and long term performance of relevant benchmarks and peer groups and other financial criteria, and the individual’s performance against annual business and individual goals.

•	Equity Awards. At management’s discretion, portfolio managers may receive options for common shares of Sun Life Financial, the ultimate parent company of Sun Capital, and may receive participation units in restricted share unit and performance share unit plans. The extent to which these forms of long term incentive compensation are available varies from year to year.

Steps Taken by Sun Capital to Address Potential Conflicts. Sun Capital may manage numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that may trade in the same securities. Despite such similarities, portfolio decisions will differ from client to client. Sun Capital will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible clients. Further, in many instances, such as purchases of private placements or oversubscribed public offerings, it may not be possible or feasible to allocate a transaction pro rata to all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis. In addition, Sun Life Financial proprietary

38

accounts and pooled vehicles, such as pension plans, in which Sun Capital’s personnel have a beneficial interest, may buy or sell the same securities that Sun Capital recommends to its clients.

It is Sun Capital’s policy to manage all its client accounts fairly and in good faith, and to seek best execution for all transactions. Consistent with this policy, Sun Capital has adopted policies and procedures, including brokerage and allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Sun Capital monitors a variety of areas, including compliance with fund investment guidelines, the allocation of IPOs, and compliance with Sun Capital’s Code of Ethics.

Sun Capital has also adopted policies and procedures relating to the aggregation of trade orders and allocation of investment opportunities when trade orders are not completely filled. Sun Capital may, but need not, aggregate or “bunch” orders for accounts for which it has investment discretion in circumstances in which Sun Capital believes that bunching will result in a more favorable overall execution. Sun Capital may bunch a client’s trades with trades of other clients and with trades of Sun Life Financial proprietary accounts and pooled vehicles in which Sun Capital’s personnel have a beneficial interest. In those instances where aggregated orders are not completely filled, Sun Capital will generally allocate the order among participating accounts pro rata on the basis of order size. In allocating investments among various clients (including in what sequence orders for trades are placed), however, it is Sun Capital’s policy to allocate investment opportunities on a basis that Sun Capital in good faith believes is fair and equitable to each client over time.

Sun Capital has adopted policies and procedures relating to the selection of broker-dealers to execute trades for client accounts. Sun Capital’s primary objective in the selection of broker-dealers is to obtain the best combination of price and execution under the particular circumstances. Sun Capital periodically reviews brokerage placement and the reasonableness of commissions and conducts an annual review of brokerage policies and practices.

Sun Capital, its affiliated entities and their respective personnel may invest for their own accounts in securities that Sun Capital Advisers recommends to, or purchases or sells for, Sun Capital’s clients. Sun Capital has adopted a Code of Ethics that governs the conduct and reporting of personal securities transactions by its access persons. The Code of Ethics is designed to minimize conflicts with transactions and recommendations made for or on behalf of clients.

Other Accounts Managed by Portfolio Managers - Davis Advisors. The table below provides information as of December 31, 2005 concerning other accounts managed by the persons employed by Davis Advisors who are primarily responsible for the day-to-day management of the portfolio of the Davis Venture Value Fund.

Manager	Total # of Accounts	Total Assets Under Management
Christopher C. Davis
Other Registered Investment Companies	24	$57 billion
Other Pooled Vehicles	10	$1 billion
Other Accounts	37,500	$11 billion
Kenneth C. Feinberg
Other Registered Investment Companies	24	$57 billion
Other Pooled Vehicles	10	$1 billion
Other Accounts	37,500	$11 billion

Performance Fees- Davis Advisors. The Davis Advisors portfolio managers do not manage any account with a performance-based fee.

39

Compensation - Davis Advisors. Davis Advisors portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary.

Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.

Steps Taken by Davis Advisors to Address Potential Conflicts of Interest.

•	The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•	If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place orders for separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•	Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time.

Other Accounts Managed by Portfolio Managers – OppenheimerFunds, Inc. The table below provides information as of December 31, 2005 concerning other accounts managed by Nikolaos D. Monoyios and Mark Zavanelli of OppenheimerFunds, Inc. who are primarily responsible for the day-to-day management of the portfolio of the Oppenheimer Main Street Small Cap Fund.

40

Manager	Total # of Accounts	Total Assets Under Management
Nikolaos D. Monoyios
Other Registered Investment Companies	10	$23,285,584,968
Other Pooled Vehicles	1	$22,968,642
Other Accounts	None	None
Mark Zavanelli
Other Registered Investment Companies	3	$6,801,047,886
Other Pooled Vehicles	None	None
Other Accounts	None	None

Performance Fees- OppenheimerFunds. The OppenheimerFunds portfolio managers do not manage any account with a performance-based fee.

Compensation – OppenheimerFunds. Messrs. Monoyios and Zavanelli are employed and compensated by OppenheimerFunds, Inc., not the fund. Under OppenheimerFunds’ compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OppenheimerFunds. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. OppenheimerFunds’ compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.

As of December 31, 2005, each portfolio manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OppenheimerFunds’ holding company parent. Senior portfolio managers may also be eligible to participate in the OppenheimerFunds’ deferred compensation plan.

Base salary. The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OppenheimerFunds to attract and retain talent.

Annual discretionary bonus. The annual discretionary bonus is determined by senior management of OppenheimerFunds and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the fund is Lipper—Small Cap Core Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.

The portfolio managers’ compensation is not based on the total value of the fund’s portfolio assets, although the fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the portfolio managers. The compensation structure of the other funds managed by the portfolio managers is the same as the compensation structure of the fund, described above.

Steps Taken by OppenheimerFunds to Address Potential Conflicts of Interest. As indicated above, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the fund. That may occur whether the investment strategies of the other fund are the same as, or different from, the fund’s investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could

41

have a negative impact on the value of securities held by the fund. Not all funds and accounts advised by the portfolio manager have the same management fee. If the management fee structure of another fund is more advantageous to the portfolio manager than the fee structure of the fund, the portfolio manager could have an incentive to favor the other fund. However, the portfolio manager’s compliance procedures and Code of Ethics recognize the portfolio manager’s fiduciary obligations to treat all of its clients, including the fund, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the fund’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the fund.

Other Accounts Managed by Portfolio Managers – Pyramis. The table below provides information as of December 31, 2005 concerning other accounts managed by Bahaa Fam of Pyramis who is primarily responsible for the day-to-day management of the portfolio of the SC FI Large Cap Growth Fund.

Manager	Total # of Accounts	Total Assets Under Management
Bahaa Fam
Other Registered Investment Companies	4	$1,127,000,000
Other Pooled Vehicles	7	$1,280,000,000
Other Accounts	6	$788,000, 000

Performance Fees- Pyramis. Pyramis receives a fee based upon the investment performance of two other accounts managed by this portfolio manager. These two accounts have total assets of $364 million.

Compensation- Pyramis. Bahaa Fam is the portfolio manager of SC FI Large Cap Growth Fund and receives compensation for his services. As of December 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of a broad range of other equity funds and accounts managed by Pyramis or an affiliate. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of the portfolio manager’s bonus that is linked to the investment performance of the fund is based on the fund’s pre-tax investment performance measured against the Russell 1000 Growth Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., Pyramis’s parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Steps Taken by Pyramis to Address Potential Conflicts of Interest. The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under

42

management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund’s Code of Ethics.

Other Accounts Managed by Portfolio Managers - Wellington Management. The table below provides information as of December 31, 2005 concerning other accounts managed by Phillip H. Perelmuter of Wellington Management who is primarily responsible for the day-to-day management of the portfolio of the Blue Chip Mid Cap Fund.

Manager	Total # of Accounts	Total Assets Under Management
Phillip H. Perelmuter
Other Registered Investment Companies	5	$5,876,700,000
Other Pooled Vehicles	6	$776,300,000
Other Accounts	73	$2,661,100,000

Performance Fees- Wellington Management. Wellington Management receives a fee based upon the investment performance of three other accounts managed by this portfolio manager. These three accounts have total assets of $73.8 million.

Compensation- Wellington Management. Sun Capital pays Wellington Management a fee based on the assets under management of the Blue Chip Mid Cap Fund as set forth in the subadvisory agreement among Sun Capital, Wellington Management and the Trust with respect to the fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the subadvisory fees earned with respect to the fund. The following information relates to the fiscal year ended December 31, 2005.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components.

The base salary for the Portfolio Manager is determined by the Managing Partners of the firm. The Portfolio Manager’s base salary is generally a fixed amount that may change as a result of an annual review.

The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Blue Chip Mid Cap Fund and generally each other portfolio managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Blue Chip Mid Cap Fund is linked to the gross pre-tax performance of the Blue Chip Mid Cap Fund compared to the S&P 400 Mid Cap Index and the Lipper Mid Cap Core Average over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark peer groups, time period and rates may differ) to other portfolios managed by the Portfolio Manager, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by the Portfolio Manager can, and typically do, represent a significant portion of that Portfolio Manager’s overall

43

compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year.

Some Portfolio Managers are also eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. As a partner of Wellington Management, the Portfolio Manager is also eligible to participate in a partner-funded tax qualified retirement plan the contributions to which are made pursuant to an actuarial formula.

Steps Taken by Wellington Management to Address Potential Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Blue Chip Mid Cap Fund’s Portfolio Manager manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Blue Chip Mid Cap Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Blue Chip Mid Cap Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Blue Chip Mid Cap Fund, or make investment decisions that are similar to those made for the Blue Chip Mid Cap Fund, both of which have the potential to adversely impact the Blue Chip Mid Cap Fund depending on market conditions. For example, an investment professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Blue Chip Mid Cap Fund to Wellington Management.

Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, including performance based fees in some cases, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given investment professional. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager’s various client mandates.

Share Ownership by Portfolio Managers. Each of the Funds is offered solely as an investment funding vehicle supporting variable annuity and variable life contracts issued by insurance companies affiliated with Sun Life Financial Inc. Shares of the funds are not available directly to the general public or to any individual investor. As of March 31, 2006, none of the portfolio managers beneficially owned shares of any fund.

44

PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

Principal Underwriter. Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, is the principal underwriter and general distributor for the Trust in connection with the continuous offering of its shares. Clarendon, a registered broker-dealer, also acts as principal underwriter for variable annuities and variable life insurance issued by Sun Life Assurance Company of Canada (U.S.) (“Sun Life U.S.”) and affiliated insurance companies. Clarendon is a wholly-owned subsidiary of Sun Life U.S., which is an indirect subsidiary of Sun Life Financial.

The funds entered into an underwriting agreement with Clarendon pursuant to which Clarendon agrees to serve as principal underwriter for the distribution of Fund shares. The underwriting agreement provides that Clarendon will bear all of the expenses it incurs in connection with the distribution of the funds’ shares, and that Clarendon will receive distribution and service fees from the Trust pursuant to a distribution plan for the Service Class shares of the Trust (discussed below).

The underwriting agreement was approved by the trustees to be effective on February 1, 2004, and will remain in effect for an initial term of two years. After the initial two-year term, the underwriting agreement will remain in effect from year to year for each fund if approved by the vote either of the fund’s shareholders or the trustees, including a vote of a majority of the trustees who are not parties to the agreement or “interested persons” of any such party, cast at a meeting called for such purposes. The underwriting agreement may be terminated with respect to any fund on 60 days’ written notice, without payment of any penalty, by the board of trustees of the Trust, by a vote of a majority of the outstanding shares of the relevant fund or by Clarendon.

Distribution and Service Plan (Service Class only). The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class shares (the “Plan”), pursuant to which distribution and service fees are paid to Clarendon. Because the fees are paid out of the funds’ assets, attributable to the Service Class shares on an on-going basis, over time these fees will increase the cost of your investment in Service Class shares and may cost you more than paying other types of sales charges.

Pursuant to the Plan, the Trust pays Clarendon to finance any activity primarily intended to result in the sale of Service Class shares, provided the categories of expenses are approved by the board of trustees. The board of trustees has approved the following categories of expenses in respect of which, compensation may be paid under the Plan:

•	compensation to and expenses (including overhead, travel and telephone expenses) of Clarendon and any of its affiliates and any of their respective officers, sales representatives and employees who engage in the distribution of Service Class shares;

•	printing and mailing of prospectuses, statements of additional information and reports for other than existing holders of variable annuity or variable life insurance contracts investing indirectly in Service Class shares (“Variable Contracts”);

•	compensation (including incentive compensation) to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts;

•	expenses relating to the development, preparation, printing and mailing of Trust advertisements, sales literature and other promotional materials describing and/or relating to the Trust Service Class shares;

•	expenses of holding seminars and sales meetings designed to promote the distribution of Trust Service Class shares;

•	expenses of obtaining information and providing explanations to Variable Contract owners regarding Trust investment objectives and policies and other information about the Trust and its series, including the performance of the series;

•	expenses of training sales personnel regarding the Trust Service Class shares;

45

•	expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trust Service Class shares; and

•	expenses of personal services and/or maintenance of Variable Contract owner accounts with respect to Trust Service Class shares attributable to such accounts.

The Plan is of a type commonly known as a “compensation” plan. The fees of the Trust payable to Clarendon pursuant to the Plan are accrued daily at a rate with respect to each fund which may not exceed 0.25% of the fund’s average daily net assets attributable to Service Class shares regardless of the level of expenses actually incurred by Clarendon or others. Consequently, Clarendon may make a profit under the Plan.

The Plan was adopted because of its anticipated benefit to the funds. These anticipated benefits include: increased promotion and distribution of each fund’s shares, an enhancement in each fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the funds, increased stability in each fund’s positions, and greater flexibility in achieving investment objectives.

In accordance with the Plan, Clarendon will provide to the fund for review by the board of trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the board of trustees’ quarterly review of the Plan, they will consider the continued appropriateness and the level of reimbursement or compensation the Plan provides.

Because amounts paid pursuant to a Plan are paid to Clarendon, the funds’ underwriter, Clarendon and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. The officers of the Trust, including Mr. Anderson, who also serves as a trustee, are employees and officers of affiliates of Clarendon, and thus may be considered to have a direct or indirect financial interest in the Plan. None of the Independent Trustees has a direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

The Plan’s adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby. Any material amendment to the Plan must also be approved by the trustees in the manner provided in Rule 12b-1.

For the fiscal year ending December 31, 2005, the Trust paid $94,411 to Clarendon under the Plan. The Plan was approved by the board of trustees effective February 1, 2004.

INFORMATION ABOUT THE TRUST’S HISTORY AND ORGANIZATION

Description of the Trust’s Shares. The Trust is an open-end management investment company. Each fund of the Trust is diversified, except Real Estate Fund, which is not diversified. The Trust is a statutory trust organized under Delaware law. The trustees are responsible for the management and supervision of the funds. The declaration of trust, dated July 13, 1998, permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of the funds, without par value. Under the declaration of trust, the trustees have the authority to create and classify shares of beneficial interest in separate funds, without further action by shareholders. As of the date of this statement of additional information, the trustees have authorized seven funds. Additional funds may be added in the future. The declaration of trust also authorizes the trustees to classify and reclassify the shares of the funds, or any other funds of the Trust, into one or more classes. Pursuant thereto, the trustees have authorized the issuance of two classes of shares of the Trust, designated as Initial Class shares and Service Class shares.

Each share of a class of a fund represents an equal proportionate interest in the assets belonging to that fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a fund,

46

shareholders of each class of the fund are entitled to share pro rata in the net assets of the fund available for distribution to such shareholders. The Trust reserves the right to create and issue additional funds or classes of shares, in which case the shares of each class of a fund would participate equally in the earnings, dividends and assets allocable to that class of the particular fund. Shares of a fund are freely transferable and have no preemptive, subscription or conversion rights.

The shares of each class of a fund represent an interest in the same portfolio of investments of a fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution fees and may bear other expenses properly attributable to the particular class. Service Class shareholders have exclusive voting rights with respect to the Rule 12b-1 Plan adopted by holders of those shares in connection with the distribution of shares.

In accordance with the provisions of the declaration of trust, the trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The trustees may determine in the alternative, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

As of March 31, 2006, 100% of the outstanding voting securities of the funds were owned by separate accounts of Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”), Sun Life U.S., and the general account of Sun Life Assurance Company of Canada (“Sun Life of Canada”). The percentages owned by each insurance company are set forth in the table below. Based on these percentages, Sun Life (U.S.) is presumed to control (as that term is defined in the 1940 Act) of all of the funds, and Sun Life of Canada is also presumed to control All Cap Fund.

Fund	Percentage of Outstanding Voting Securities Owned
	Sun Life (U.S.)	Sun Life (N.Y.)	Sun Life of Canada
All Cap Fund	63.13%	0.26%	36.61%
Investment Grade Bond Fund	97.35%	2.65%	NA
Money Market Fund	98.98%	1.02%	NA
Real Estate Fund	96.51%	3.49%	NA
Davis Venture Value Fund	99.92%	0.08%	NA
Oppenheimer Main Street Small Cap Fund	98.95%	1.05%	NA
FI Large Cap Growth Fund*	NA	NA	NA
Blue Chip Mid Cap Fund	98.86%	1.14%	NA

*	The fund commenced operations on May 1, 2006.

Each insurance company is the legal owner of shares attributable to variable annuities and variable life insurance policies issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, however, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable annuities or variable life insurance policies issued by that separate account. In addition, all fund shares held by the general account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received.

The rights, if any, of variable contract holders to instruct an insurance company as to how to vote the shares of a fund are governed by the insurance company’s variable contract. For information on the voting rights under a particular variable contract, see the prospectus offering that variable contract.

Unless otherwise required by the 1940 Act or the declaration of trust, the funds have no intention of holding annual meetings of shareholders. Shareholders may remove a trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares. At any time that less than a majority of the trustees

47

holding office were elected by the shareholders, the trustees will call a special meeting of shareholders for the purpose of electing trustees.

Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the declaration of trust expressly provides that the Trust has been organized under Delaware law and that the declaration of trust will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.

To guard against this risk, the declaration of trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of Trust or fund property of any shareholders held personally liable for any obligations of the Trust or of the fund and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The declaration of trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The declaration of trust does not authorize the Trust or any fund to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

MORE INFORMATION ABOUT HOW THE FUNDS VALUE THEIR SHARES

For purposes of calculating the net asset value (NAV) of the shares of the funds, the funds use the following procedures.

The funds generally value equity securities traded on a principal exchange at their last sale price on the day of valuation. The funds generally value equity securities traded on the NASDAQ stock market at the NASDAQ official closing price. The funds generally value equity securities for which no sales are reported on a valuation day, and other securities traded over-the-counter, at the mean between the closing bid and asked prices.

The funds value debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally use electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

The funds value short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.

If market quotations are not readily available or if in the opinion of the adviser any quotation or market price is not representative of true market value, the funds may determine the fair value of any security in good faith in accordance with procedures approved by the trustees.

Money Market Fund utilizes the amortized cost valuation method of valuing portfolio instruments in the absence of extraordinary or unusual circumstances. Under the amortized cost method, assets are valued

48

by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund. The trustees will from time to time review the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as determined on the basis of available market quotations. If any deviation occurs that may result in unfairness either to new investors or existing shareholders, the trustees will take such actions as they deem appropriate to eliminate or reduce this unfairness to the extent reasonably practicable. These actions may include selling portfolio instruments prior to maturity to realize gains or losses or to shorten the fund’s average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or using available market quotations to determine net asset value per share.

The funds value foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The fund’s custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars as of the close of the London exchange (5:00 p.m., London time; 12:00 noon, New York time) on the date of determining a fund’s NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, the funds may value their assets by a method that the trustees believe accurately reflects fair value.

Each fund determines the NAV of each class of its shares each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. eastern time) by dividing the fund’s net assets attributable to each class of shares by the number of shares of such class outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will normally be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a fund’s NAV is not calculated. Consequently, a fund’s portfolio securities may trade and the NAV of that fund’s shares may be significantly affected on days when a shareholder has no access to that fund.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the funds each business day. That night, all orders received by that insurance company by the close of regular trading on the New York Stock Exchange on that business day are aggregated, and the insurance company transmits to the fund a net purchase or redemption order for shares of one or more funds by 9:30 a.m. on the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners’ orders to the insurance companies and the insurance companies’ orders to a fund. If an insurance company transmits orders to a fund after 9:30 a.m., the insurance company’s orders for fund shares may be executed at the NAV next computed after the order is actually transmitted to a fund.

Redemptions in Kind. Although the funds would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities as prescribed by the trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The fund will value securities for the purpose of making a redemption payment at the same value used in determining NAV.

TAXES

Each fund is treated as a separate entity for U.S. federal income tax purposes. Each fund intends to elect or has elected to be treated and intends to qualify each taxable year as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, each fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. Each fund that meets all such requirements will not be subject to U.S. federal income tax on all investment company taxable income and net capital gain earned by such fund, which are distributed to shareholders in accordance with the timing and other requirements of the Code.

49

In order to qualify as a regulated investment company under the Code, each fund must, among other things, (a) derive at least 90% of its gross income for its taxable year from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”); and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (1) at least 50% of the value of the fund’s total assets is represented by (i) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the fund’s total assets is invested in (i) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (ii) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more qualified publicly traded partnerships.

Each fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the fund as assets of the related separate account, these regulations are imposed on the assets of a fund unless a one year start up period exception is available to each separate account investing in the fund. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a separate account to satisfy the Section 817(h) requirements would generally result in adverse tax treatment of the variable contract holders by causing the variable contracts to lose their favorable tax status and requiring a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable U.S. Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. In addition, failure by a fund to qualify as a regulated investment company would subject the fund to federal and state income taxation of all of its taxable income and gain, whether or not distributed to shareholders.

If “seed money” contributed to any fund in connection with its organization exceeds $250,000 or under certain other circumstances, the fund will be subject to a 4% nondeductible federal excise tax on any amounts required to be but not distributed under a prescribed formula. The formula requires that a fund distribute (or be deemed to have distributed) to its shareholders during each calendar year at least 98% of the fund’s ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending on October 31 of such year, and any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the fund paid no income tax. Each fund intends generally to seek to avoid liability for this tax.

50

Dividends from net long-term capital gain in excess of net short-term capital loss (net capital gain) are treated as long-term capital gain without regard to the length of time a shareholder has held shares of the fund and dividends from investment company taxable income (which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains) are treated as ordinary income for U.S. federal income tax purposes, whether paid in cash or reinvested in additional shares. Redemptions of fund shares are also potentially taxable transactions. An insurance company should consult its own tax adviser regarding whether these dividends and share redemption proceeds received by separate accounts result in U.S. federal income tax liability for the insurance company if they are allocated to reserves for, or used to pay distributions on, the applicable variable contracts.

Any dividend declared by a fund as of a record date in October, November or December and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Any dividend (except a daily dividend) paid by a fund shortly after a shareholder’s purchase of shares will have the effect of reducing the net asset value per share by the amount of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder’s purchase price, they may be characterized as ordinary income or capital gain as described above.

If a fund acquires any equity interest (which under Treasury regulations that may be promulgated in the future will generally include not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), that fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available to ameliorate these adverse tax consequences, but such elections could require the applicable fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Any fund that is permitted to invest in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain futures contracts and options relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund’s investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a fund’s investment company taxable income (computed without regard to such loss), the resulting overall ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

Each fund that invests in foreign countries may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends, and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The funds do not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by a fund with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their tax returns.

51

Investments in debt obligations that are at risk of or in default may present special tax issues for a fund. Tax rules may not be entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by a fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Each fund that invests in certain pay in-kind securities, zero coupon securities, deferred interest securities, or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently) generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income tax. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, each fund is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a fund and therefore are not expected to be distributed as such to shareholders.

Redemptions and exchanges of fund shares (except, generally, shares of the Money Market Fund) are potentially taxable transactions for shareholders that are subject to tax. Shareholders should consult their own tax advisers to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain its tax consequences in their particular circumstances. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the same fund (including through automatic reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders or regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by a fund on certain securities, indices and foreign currencies, as well as certain foreign currency forward transactions may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or

52

loss. Additionally, a fund may be required to recognize gain if an option, forward contract, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amount, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (fund securities or other positions with respect to which a fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a fund’s income and gains or losses and hence of its distributions to shareholders.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to the funds and certain aspects of their distributions. The discussion does not address special tax rules applicable to insurance companies. Shareholders should consult their own tax advisers on these matters and on state or local tax consequences of ownership or redemption of shares of, and receipt of distributions from, a fund in their particular circumstances.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the adviser or subadviser and the officers of the Trust pursuant to recommendations made by the portfolio managers. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the adviser or subadviser, will offer the best price and market for the execution of each transaction. Purchases of portfolio securities from underwriters may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a “spread.”

In the U.S. and some other countries, debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

Purchases and sales of exchange-traded options and futures will be effected through brokers who charge a commission for their services.

Each fund’s primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

To the extent consistent with the foregoing, each fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information (including, for example, proprietary research, publications, and access to databases) and to a lesser extent statistical assistance furnished to the adviser or subadviser, and their value and expected contribution to the performance of the fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the adviser or subadviser. The receipt of research information is not expected to reduce significantly the expenses of the adviser or subadviser. The research information and statistical assistance furnished by brokers and dealers may benefit other advisory clients, including affiliated clients, of the adviser or subadviser, and

53

conversely, brokerage commissions and spreads paid by other advisory clients of the adviser or subadviser may result in research information and statistical assistance beneficial to the funds. The funds will not make commitments to allocate portfolio transactions on any prescribed basis. While the adviser’s and subadviser’s officers will be primarily responsible for the allocation of each fund’s brokerage business, those policies and practices must be consistent with the foregoing, and will at all times be subject to review by the trustees.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, a fund may pay to a broker which provides brokerage and research services to the fund an amount of disclosed commission, or in the case of riskless principal transactions, transaction costs in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the adviser or subadviser that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in the adviser’s or subadviser’s overall duties to the accounts or the policies that the trustees may adopt from time to time.

Pyramis may allocate brokerage transactions to brokers or dealers (who are not affiliates of Pyramis) who have entered into arrangements with Pyramis under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund’s expenses.

During the fiscal year ended December 31, 2005, the following funds directed brokerage transactions to a broker in recognition of third party research services provided to the fund’s adviser or subadviser.

Fund (Both Classes)	Principal Amount of Transaction	Commissions Paid in Transactions
All Cap Fund	$97,153	$608
Investment Grade Bond Fund	N/A	N/A
Money Market Fund	N/A	N/A
Real Estate Fund	$0	$0
Davis Venture Value Fund	$0	$0
Oppenheimer Main Street Small Cap Fund^	$1,793,586	$3,471
FI Large Cap Growth Fund*	N/A	N/A
Blue Chip Mid Cap Fund**	$7,618,399	$8,740

^	The fund (formerly SC Small Cap Value Fund) was subadvised by OpCap Advisors until January 9, 2006, the amounts above relate to the previous subadviser.

*	The fund commenced operations on May 1, 2006.

**	The commissions identified as being paid to a broker for third party research services are calculated by applying the sub-adviser’s firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser’s total activity with that firm. This calculated percentage is then applied across all of the sub-adviser’s client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission amount. The sub-adviser also receives research services provided directly by the broker. However, the amount of brokerage attributable to such research services are not readily ascertainable and are not included in the table.

Other investment advisory clients advised by the adviser or subadviser may also invest in the same securities as the funds. When these clients buy or sell the same securities at substantially the same time, the adviser or subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the adviser or subadviser believes to be equitable to each client, including the funds. In individual instances, this investment procedure may adversely affect the price to be paid or received by a fund or the size of the position attainable for it. On the other hand, to the extent permitted by law, the adviser or subadviser may aggregate securities to be sold or purchased for the funds with those to be sold or purchased for other clients managed by it in order to obtain overall best execution for its participating clients.

54

The following table shows the aggregate amount of brokerage commissions paid by each fund for the fiscal years ended December 31, 2005, 2004, and 2003:

Fund	2005	2004	2003
All Cap Fund	$55,648	$52,341	$29,224
Investment Grade Bond Fund[1]	N/A	N/A	N/A
Money Market Fund[1]	N/A	N/A	N/A
Real Estate Fund	$185,788	$249,257	$104,637
Davis Venture Value Fund	$12,127	$12,550	$10,322
Oppenheimer Main Street Small Cap Fund	$152,649	$226,447	$216,592
FI Large Cap Growth Fund[2]	NA	NA	NA
Blue Chip Mid Cap Fund	$124,263	$139,936	$169,447

[1]	No brokerage commissions were paid by this fund for the fiscal years ended December 31, 2005, 2004 and 2003. These funds invest in fixed income securities which are traded on a principal or spread basis with no separately stated commission.

[2]	The fund commenced operations on May 1, 2006.

Affiliated brokers. Pursuant to procedures determined by the trustees and subject to the general policies of the Trust and Section 17(e) of the 1940 Act, each Subadviser may place securities transactions, including agency cross trades, with brokers with whom it is affiliated (“Affiliated Brokers”).

Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by a fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the trustees who are not “interested persons” of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 promulgated thereunder to ensure that the broker’s commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

A transaction would not be placed with an Affiliated Broker if a fund would have to pay a commission rate less favorable than similar charges for comparable transactions for their other unaffiliated customers. No fund will engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a fund placed by Affiliated Brokers may be combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

At least annually, each subadviser which uses Affiliated Brokers will furnish to the Trust a statement setting forth the total amount of all compensation retained by the Affiliated Broker in connection with effecting transactions for the account of a fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith. In addition, each subadviser does not allocate trades to affiliates in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.”

For each fund which holds securities of a regular broker-dealer that derives more than 15% of gross revenues from securities-related activities, listed below is the aggregate holdings of the securities of each issuer as of December 31, 2005.

Fund (Both Classes)	Broker-Dealer	Value
All Cap Fund	Goldman Sachs & Co.	$180,199
	Lehman Brothers, Inc.	$198,407
	Merrill Lynch Pierce Fenner & Smith	$191,134
Investment Grade Bond Fund	Lehman Brothers, Inc.	$498,963
	Morgan Stanley Dean Witter & Co.	$479,534
Money Market Fund	Citigroup, Inc.	$4,345,000
	Goldman Sachs & Co.	$4,376,328
	Morgan Stanley Dean Witter & Co.	$3,375,797
Davis Venture Value Fund	Citigroup, Inc.	$1,248,823
	Morgan Stanley Dean Witter & Co.	$357,462
	State Street Corp	$116,424
Blue Chip Mid Cap Fund	State Street Corp.	$1,142,064

55

FINANCIAL STATEMENTS

The Trust’s audited financial statements for the fiscal year ended December 31, 2005 from the Trust’s annual report filed with the SEC on Form N-CSR on March 6, 2006 are incorporated by reference into this statement of additional information. The financial statements for the fiscal year ended December 31, 2005 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, dated February 23, 2006, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

56

APPENDIX A

RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR’S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

FITCH RATINGS

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

A: High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. however, business and financial alternatives can be identified which could assist the obligor satisfying its debt service requirements.

B: Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how a fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30, 2005 is available, (1) without charge, upon request, by calling (toll-free) 800-432-1102 x1687; and (2) on the Commission’s website at http://www.sec.gov.

Sun Capital Advisers Trust’s Proxy Voting Policies and Procedures follow:

Sun Capital Advisers Trust

Proxy Voting Policies and Procedures

Definitions.

“Adviser” shall mean Sun Capital Advisers LLC in its capacity as the investment adviser to Sun Capital All Cap Fund and Sun Capital Real Estate Fund; Davis Advisors in its capacity as the investment subadviser to SC Davis Venture Value Fund; OppenheimerFunds, Inc. in its capacity as the investment subadviser to SC Oppenheimer Main Street Small Cap Fund; Pyramis Global Advisors, LLC in its capacity as subadviser to SC FI Large Cap Growth Fund; and Wellington Management Company, L.L.P. in its capacity as the investment subadviser to SC Blue Chip Mid Cap Fund.

“Adviser’s proxy voting policy” shall mean each Adviser’s proxy voting policy to be applied to holdings of the relevant Fund, as amended from time to time and approved by the Board, a current copy of each of which is attached hereto as Exhibits A through E.

“Board” shall mean the Board of Trustees of Sun Capital Advisers Trust.

“Fund” or “Funds” shall mean each series of Sun Capital Advisers Trust.

“Proxy Voting Committee” shall mean each Adviser’s committee or other equivalent body delegated with the responsibility to oversee the Adviser’s proxy voting process.

Adoption of Each Adviser’s Proxy Voting Policy and Delegation. The provisions of each Adviser’s proxy voting policy are hereby incorporated herein by this reference and adopted as each relevant Fund’s proxy voting policies and procedures. The Board, on behalf of each Fund, has delegated to the relevant Adviser responsibility for voting all proxies for which the Fund is entitled to vote in accordance with the relevant Adviser’s proxy voting policy, and each Adviser has accepted such delegation. Each Fund and its delegated Adviser are listed in Appendix A. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Limitations on Adviser’s Responsibilities. Notwithstanding the above delegation of proxy voting authority to an Adviser:

•

Unjustifiable Costs. An Adviser may abstain from voting a Fund proxy in a specific instance if in its good faith determination, the costs involved in voting such proxy cannot be justified (e.g., costs associated with obtaining translations of relevant proxy materials in voting proxies of non-U.S. securities) in light of the benefits to the Fund of voting. In accordance with the Adviser’s duties, it shall in appropriate cases weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Adviser’s decision shall take into account the effect that the Fund’s vote, either by itself or together with other votes, is expected to have on the value of the Fund’s investment and whether this expected effect would outweigh the cost of voting.

(ii)	Board Direction. Notwithstanding the foregoing delegation to an Adviser, the Board may from time to time direct an Adviser to vote the relevant Fund’s proxies in a manner that is different from the guidelines set forth in the Adviser’s proxy voting policy. After its receipt of any such direction, the Adviser shall follow such direction for proxies for which the stockholder meeting has not been held and the vote not taken.

•	Shareblocking. Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Each Adviser may determine whether or not to vote securities that are subject to shareblocking, depending on the applicable restrictions on trade settlement and the materiality of the proxy to the relevant Fund.

•	Securities on Loan. The Funds may participate in securities lending programs to generate additional income. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the custodian bank in advance of the voting deadline. Each Fund’s policy is generally not to vote securities on loan unless the Adviser of the relevant Fund has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the Adviser may recommend that the Fund instruct its custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

Subdelegation. An Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for proxy voting. If an Adviser delegates such responsibilities, the Adviser shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

Expenses of Proxy Voting. Each Adviser shall generally bear all expenses associated with voting the relevant Fund’s proxies provided, however, that each Fund may be responsible for certain costs associated with voting proxies of non-U.S. securities. Each Fund shall be responsible for those costs incurred in order to comply with the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”) or rules adopted thereunder, relating to the compilation and retention of information required to be contained in reports required to be filed on Form N-PX, the preparation and filing of reports on Form N-PX, the preparation, amendment and retention of these policies and communications with shareholders concerning the availability of these procedures and the Fund’s proxy voting record, including the cost of printing and mailing such information as required.

Conflicts of Interest. Each Adviser has developed procedures for addressing proxy proposals that may present a material conflict between the interests of a Fund on the one hand and the relevant Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a “potential conflict”). Potential conflicts will be assessed on a proposal-by-proposal basis, and an actual or potential conflict with respect to one proposal in a proxy shall not indicate that an actual or potential conflict exists with respect to any other proposal in such proxy. Each Adviser shall use commercially reasonable efforts to determine whether an actual or potential conflict may exist, and an actual or potential conflict shall be deemed to exist if and only if one or more members of the relevant Adviser’s Proxy Voting Committee actually knew or reasonably should have known of the actual or potential conflict.

Without limiting the generality of the foregoing, each Adviser’s Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•	If the proposal that gives rise to an actual or potential conflict is specifically addressed in the relevant Adviser’s proxy voting policy, the Adviser may vote the proxy in accordance with the pre-determined policies and guidelines set forth in that proxy voting policy; provided that such pre-determined policies and guidelines involve little or no discretion on the part of the Adviser;

(ii)	The Adviser may disclose the actual or potential conflict to the Board and obtain the Board’s consent before voting in the manner approved by the Board;

•	The Adviser may engage an independent third-party to determine how the proxy should be voted; or

•	The Adviser may, where feasible, establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the decision maker from the actual or potential conflict.

Approval of Material Changes. Each Adviser shall promptly submit to the Board in writing any material changes to the Adviser’s proxy voting policy. Unless objected to by the Board within six months after such submission, the Board shall be deemed to have approved the change on the six month anniversary of such submission (unless such change was earlier approved by the Board).

Reports to the Board. At each quarterly meeting of the Board, each Adviser shall submit a report to the Board describing:

•	any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board, including but not limited to, information about conflicts of interest relating to the portfolio securities of the relevant Fund; and

(ii)	any proxy votes taken by the Adviser on behalf of the relevant Fund since the last report to the Board which were exceptions from the Adviser’s proxy voting policy and the reasons for any such exceptions.

In addition, no less frequently than annually, each Adviser shall furnish to the Board, and the Board shall consider, a written report describing any recommended changes in existing policies based upon the Adviser’s experience under these Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

Annual Review. At least annually, the Board shall review these Proxy Voting Policies and Procedures to determine their sufficiency and shall make and approve any changes that it deems necessary from time to time.

Annual Filing. Each Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures. Each Fund shall include in its registration statement:

•	A description of these Proxy Voting Policies and Procedures and of the Advisers’ proxy voting policies; and

•	A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

Each Fund shall include in its annual and semi-annual reports to shareholders:

•	A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling the Funds’ toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

•	A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

Maintenance of Records. Each Adviser shall maintain at its principal place of business the proxy records of the relevant Fund in accordance with the requirements and interpretations of the Investment Company Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), except that:

•	each Adviser may, but need not, maintain proxy statements that it receives regarding the relevant Fund’s securities to the extent that such proxy statements are available on the SEC’s EDGAR system; and

•	each Adviser may also rely upon a third party to maintain records required to be maintained under the Advisers Act.

Adopted: June 23, 2003, as revised [February 14], 2006

Trust’s Proxy Voting Policies’ Appendix A

Fund	Delegated Adviser

Sun Capital All Cap Fund and Sun Capital Real Estate Fund	Sun Capital Advisers LLC

SC Davis Venture Value Fund	Davis Advisors

SC Oppenheimer Main Street Small Cap Fund	OppenheimerFunds, Inc.

SC FI Large Cap Growth Fund	Pyramis Global Advisors, LLC

SC Blue Chip Mid Cap Fund	Wellington Management Company, LLP

EXHIBIT A

SUN CAPITAL ADVISERS LLC

Proxy Voting Policies and Procedures

As of June 30, 2003

Sun Capital Advisers LLC (“Sun Capital”) has adopted the following policies and procedures regarding proxy voting for securities held in its clients’ accounts. Sun Capital believes that these Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interest of its clients.

Sun Capital takes responsibility for voting proxies for each client that has provided Sun Capital with express written authorization to do so. In voting proxies on behalf of clients, Sun Capital will cast votes consistent with its fiduciary duty to maximize the economic value of its clients’ investments.

Any questions about these policies and procedures should be directed to the Chief Legal Officer.

Proxy Voting Committee

Sun Capital has a Proxy Voting Committee that is responsible for administering and overseeing the proxy voting process. The Proxy Voting Committee’s responsibilities include:

•	Developing, maintaining and implementing these Proxy Voting Policies and Procedures

•	Developing and maintaining Proxy Voting Guidelines (attached hereto as Exhibit A) for Sun Capital’s use in casting votes on specific types of proxy proposals

•	Overseeing the proxy voting process, including the identification and resolution of any material conflicts of interest that Sun Capital may encounter in the process

•	Selecting and overseeing any third party vendors retained by Sun Capital to perform proxy review, voting, or recordkeeping services.

The members of the Proxy Voting Committee will include the Chief Investment Officer, the Chief Legal Officer, and such other individuals with portfolio management, administration, or compliance expertise as may be designated from time to time.

Proxy Voting Process

As a general matter, Sun Capital will vote proxies in accordance with the Proxy Voting Guidelines attached hereto as Exhibit A. However, Sun Capital is not obligated to follow the Proxy Voting Guidelines in every case. A proxy proposal will receive further review, including a review for potential material conflicts of interest, in circumstances where:

•	The Proxy Voting Guidelines call for a case-by-case analysis of a specific type of proposal presented in a proxy;

•	The Proxy Voting Guidelines do not address a specific type of proposal presented in a proxy; or

•	Sun Capital investment personnel wish to vote differently from the Proxy Voting Guidelines on a specific proposal presented in a proxy.

A client that has provided Sun Capital with express written authorization to vote proxies may from time to time direct Sun Capital to vote its proxies in a manner that is different from the guidelines set forth in Sun Capital’s Proxy Voting Guidelines. Sun Capital shall follow such client direction for proxies for which the stockholder meeting has not been held and the vote not taken.

In addition, there may be instances in which Sun Capital may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. Such instances include:

(i)	Unjustifiable Costs. Sun Capital may abstain from voting a proxy in a specific instance if, in its good faith determination, the costs involved in voting such proxy cannot be justified (e.g., costs associated with obtaining translations of relevant proxy materials in voting proxies of non-U.S. securities) in light of the benefits to the client of voting. In accordance with Sun Capital’s duties, it shall in appropriate cases weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. Sun Capital’s decision shall take into account the effect that the client’s vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

(ii)	Shareblocking. Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Accordingly, the Proxy Voting Committee may determine not to vote shares that are subject to shareblocking, depending on the applicable restrictions on trade settlement and the materiality of the proxy to the client.

(iii)	Securities on Loan. Some clients of Sun Capital may participate in securities lending programs to generate additional income. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the custodian bank in advance of the voting deadline. However, efforts to recall loaned securities are not always successful. Sun Capital’s policy is generally not to vote securities on loan. If Sun Capital has knowledge of a material voting event that could affect the value of the loaned securities, Sun Capital may recommend that a client instruct its custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

(iv)

Inadequate Information or Immaterial Impact. Sun Capital may be unable to enter an informed vote in certain circumstances due to inadequate information from the proxy statement or the sponsor of the proxy proposal, and may abstain from voting in those situations. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Sun Capital may determine not to enter a vote.

Identifying and Resolving Material Conflicts of Interest

Sun Capital takes responsibility for identifying and resolving all material proxy-related conflicts of interest in the best interests of the client. As described under Proxy Voting Process, above, Sun Capital will review proxy proposals where the Proxy Voting Guidelines either require case-by-case analysis or do not address the issues, or where Sun Capital wishes to vote differently from the Proxy Voting Guidelines. In those instances, a Proxy Reviewer designated by the Proxy Voting Committee shall review the proxy proposals to assess the extent, if any, to which there may be a material conflict between the interests of a client and any of Sun Capital, its affiliates, directors, officers, personnel (and other similar persons). The Proxy Reviewer shall assess proxy proposals on a proposal-by-proposal basis, and an actual or potential conflict with respect to one proposal in a proxy shall not indicate that an actual or potential conflict exists with respect to any other proposal in such proxy.

If the Proxy Reviewer determines that an actual or potential conflict may exist, the Proxy Reviewer shall promptly report the matter to the Proxy Voting Committee. The chairman of the Proxy Voting Committee shall determine whether an actual or potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of Sun Capital’s clients (excluding any client that may itself have a potential conflict regarding the matter). Without limiting the generality of the foregoing, a potential conflict may be resolved in any of the following manners:

(i)	Sun Capital may disclose the actual or potential conflict to the client or clients and obtain the client’s written direction as to how to vote the proxy;

(ii)	Sun Capital may engage an independent third party to determine how the proxy should be voted; or

(iii)	Sun Capital may, where feasible, establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the decision maker from the actual or potential conflict.

The Proxy Voting Committee shall establish commercially reasonable efforts to determine whether an actual or potential conflict may exist, and an actual or potential conflict shall be deemed to exist if and only if one or more members of the Proxy Voting Committee actually knew or reasonably should have known of it.

Disclosure

Sun Capital shall provide clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

Upon reasonable written request from a client, Sun Capital shall provide the client with specific information about how it voted proxies for securities held in the client’s account.

Recordkeeping

Sun Capital shall maintain records relating to the implementation of these Proxy Voting Policies and Procedures, including:

•	A copy of these Proxy Voting Policies and Procedures

•	Proxy statements received regarding client securities that are not otherwise available on EDGAR or maintained by a third party

•	A record of each vote cast (which may be maintained by a third party)

•	A copy of any documentation created by Sun Capital that memorializes or was otherwise material to a decision on how to vote a proxy on behalf of a client

•	Each written client request for proxy voting records and Sun Capital’s response to any such client request for such records.

Such records shall be maintained in an easily accessible place for a period of five years, the first two by a Proxy Reviewer designated by the Proxy Voting Committee.

Sun Capital Advisers LLC Voting Guidelines

Composition and Role of the Board of Directors

• Election of Directors	For

• Repeal Classified Board	For

• Adopt Director Tenure/Retirement Age	Against

• Minimum Stock Ownership by Directors	For

• Adopt Director & Officer Indemnification	For

• Allow Special Interest Representation to Board	Against

• Require Board Independence	For

• Require Board Committees to be Independent	For

• Require a Separation of Chair and CEO or Require a Lead Director	For

• Boards not Amending Policies That are Supported by a Majority of Shareholders	Withhold vote*

* on all Directors seeking election the following year

• Approve Directors’ Fees	For

• Approve Bonuses for Retiring Directors	Against

• Elect Supervisory Board/Corporate Assembly	For

• Fix Board Size or Designate a Range for Board Size	For

• Permit Management to Alter Board Size without Shareholder Approval	Against

• Directors May Be Removed Only For Cause	Against

• Permit Shareholders to Elect Directors to Fill Board Vacancies	For

Management Compensation

• Adopt/Amend Stock Option Plans	Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans	For

• Eliminate Golden Parachutes	For

• Expense Future Stock Options	For

• Shareholder Approval of All Stock Option Plans	For

• Shareholder Approval of Future Severance Agreements Covering Senior Executives	For

• Recommend Senior Executives Own and Hold Company Stock, not including Options	For

• Disclose All Executive Compensation	For

• Implement a 401(k) Savings Plan for Employees	For

Reporting of Results

• Approve Financial Statements	For

• Set Dividends and Allocate Profits	For

• Limit Non-Audit Services Provided by Auditors	For

• Ratify Selection of Auditors and Set Their Fees	For

• Elect Statutory Auditors	For

Shareholder Voting Rights

• Adopt Cumulative Voting	Against

• Redeem or Vote on Poison Pill	For

• Authorize Blank Check Preferred Stock	Against

• Eliminate Right to Call a Special Meeting	Against

• Increase Supermajority Vote Requirement	Against

• Adopt Anti-Greenmail Provision	For

• Restore Preemptive Rights	Case-by-Case

• Adopt Confidential Voting	For

• Approve Unequal Voting Rights	Against

• Remove Right to Act by Written Consent	Against

• Approve Binding Shareholder Proposals	Case-by-Case

• Submit Poison Pill for Shareholder Ratification	For

Capital Structure

• Increase Authorized Common Stock	Case-by-Case

• Approve Merger or Acquisition	Case-by-Case

• Approve Technical Amendments to Charter	Case-by-Case

• Opt Out of State Takeover Statutes	For

• Consider Non-Financial Effects of Mergers	Against

• Authorize Share Repurchase	For

• Authorize Trade in Company Stock	For

• Issue Debt Instruments	For

• Create New Class of Common Stock with Superior Voting Rights	Against

• Increase Authorized Common Stock for the Explicit Purpose of Implementing a Shareholder Rights Plan (Poison Pill)	Against

• Implement a Reverse Stock Split when the Number of Authorized Shares will be Proportionately Reduced	For

• Implement Reverse Stock Split to Avoid Delisting	For

Social Issues

• Endorse the Ceres Principles	Case-by-Case

• Disclose Political and PAC Gifts	For

• Require Adoption of International Labor Organization’s Fair Labor Principles	Case-by-Case

Miscellaneous

• Approve Other Business	Abstain

• Approve Reincorporation	Case-by-Case

• Authorize Management to Adjourn Meeting	Against

• Change Company Name	For

EXHIBIT B

Davis Selected Advisers, LP

(“Davis Advisors”)

Proxy Voting Procedures and Policies

Amended as of April 1, 2004

I. Introduction

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

II. Guiding Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance – Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Exhibit A, “General Proxy Voting Policies” provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

III. Fiduciary Duties of Care and Loyalty

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of “care” and “loyalty”:

(1) The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2) The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client’s interest to Davis Advisors’ own interests.

IV. General Voting Policies

Section II, “Guiding Principles” describe Davis Advisors’ pre-determined proxy voting policies. Davis Advisors may, however, deviate from its general proxy voting polices in order to accomplish a specific objective. All deviations from the general proxy voting polices shall be documented.

V. Ensuring Proxies are Voted

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if Davis Advisors has been assigned the right to vote the proxies.

Scope. If a client has not authorized Davis Advisors to vote its proxies, then these Procedures and Policies shall not apply to that client’s account. The scope of Davis Advisors’ responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors’ contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis. Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client’s best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company’s shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients’ holdings.

Practical Limitations Relating To Proxy Voting While Davis Advisors uses it best efforts to vote proxies, it may not be practical or possible to vote every client proxy. For example, (i) when a client has loaned securities to a third party and Davis Advisors or the client is unable to recall the securities before record date; (ii) if Davis does not receive the proxy ballot/statement in time to vote the proxy; or (iii) if Davis is unable to meet the requirements necessary to vote foreign securities (e.g., shareblocking).

Errors by Proxy Administrators. Davis Advisors may use a proxy administrator or administrators to cast its proxy votes. Errors made by these entities may be beyond Davis’ Advisors’ control to prevent or correct.

Record of Voting

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Guiding Principles.

VI. Identifying and Resolving Potential Conflicts of Interest

Potential Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients, Davis Advisors will consider:

(1)	Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

(2)	Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. If (i) Davis Advisors’ clients control less than 2  1/2% of the voting company’s eligible vote; and (ii) less than 2  1/2% of Davis Advisors’ assets under management are controlled by the voting company, then the conflict of interest is presumed to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1) Votes consistent with the Guiding Principles listed in Section II. are presumed to be consistent with the best interests of clients;

(2) Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3) Davis Advisors may obtain guidance from an independent third party;

(4) The potential conflict may be immaterial; or

(5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

VII. Proxy Oversight Group

Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

(1) Establishes, amends, and interprets proxy voting procedures and policies; and

(2) Resolves conflicts of interest identified by the Compliance Department.

Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group. Davis Advisors’:

(1) Proxy Analyst;

(2) Chief Compliance Officer; and

(3) Chief Legal Officer.

Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

VIII. Shareholder Activism

Davis Advisors’ fiduciary duties to its clients do not necessarily require Davis Advisors to become a “shareholder activist.” As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors’ clients.

IX. Obtaining Copies of Davis Advisors’ Proxy Voting Procedures and Policies and/or How Proxies Were Voted

Davis Advisors’ clients may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies and/or a record of how their own proxies were voted by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

After August 2004, information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds’ website (http://www.davisfunds.com and http://www.selectedfunds.com) and also on the SEC’s website at http://www.sec.gov.

No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.

X. Summary of Proxy Voting Procedures and Policies

Davis Advisors shall maintain a summary of its Proxy Voting Procedures and Policies which also describes how a client may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies. This summary shall be included in Davis Advisors’ Form ADV Part II, which is delivered to all new clients.

XI. Records

Davis Advisors’ Chief Compliance Officer shall retain for the legally required periods the following records:

(a) Copies of Davis Advisors’ Proxy Voting Procedures and Policies and each amendment thereof;

(b) Proxy statements received regarding client securities;

(c) Records of votes Davis Advisors cast on behalf of clients;

(d) Records of written client requests for proxy voting information and Davis Advisors’ response; and

(e) Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.

XII. Amendments

Davis Advisors’ Proxy Oversight Group may amend these Proxy Procedures and Policies from time to time. Clients shall be notified of material changes.

Exhibit A

Davis Selected Advisers, L.P.

General Proxy Voting Policies

As Amended: April 1, 2004

Guiding Principles (Reproduced here from Section II of the Procedures)

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance – Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

The Guiding Principles control Davis Advisors’ Proxy Voting. Following is additional explanation of the analysis which Davis Advisors may conduct when applying these Guiding Principles to specific proxy votes. We will NOT vote as indicated below if, in our judgment, the result would be contrary to our Guiding Principles.

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

We generally vote with management in the routine election of Directors. As Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees may be shaped by our assessment of a director’s record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors’ performance in this area. In assessing a director’s performance in selecting and evaluating management, the primary consideration is the company’s long-term track record of creating value for shareholders. In terms of their record on compensation, long-term results will also be a key consideration. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management’s performance. Appropriate hurdles may include the company’s performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

In addition, we believe that stock option re-pricings and exchanges sever the alignment of employee and shareholder interests. Therefore, we will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

Directors also bear responsibility for the presentation of a company’s financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies.

Such policies may include reasonable pension return assumptions and appropriate accounting for stock based compensation, among others.

In voting on director nominees, we may also consider the following factors in order of importance:

(i) long-term corporate performance;

(ii) nominee’s business background and experience;

(iii) nominee’s investment in the company:

(iv) nominee’s ethical track record:

(v) whether a poor record of long term performance resulted from poor management or from factors outside of managements control:

(vi) corporate governance provisions and takeover activity (discussed in Sections III and IV):

(vii) interlocking directorships: and

(viii) other relevant information

B. Classification/Declassification of the Board

We generally vote against proposals to classify the board.

We generally vote for proposals to repeal classified boards and to elect all directors annually.

II. Executive Compensation

In general, we consider executive compensation such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effects. While we generally support management proposals, we oppose compensation plans which we consider to be excessive.

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

1. Over the long-term, what is the minimum level of shareholder returns below which management’s performance would be considered poor?

•	Performance below that of the S&P 500.

•	Performance below a pre-selected group of competitors.

•	Performance below the company’s cost of equity capital.

2. Does the company’s proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is “yes,” as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate – or actually do not go up at all but are simply volatile – over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned. To the extent that long-term incentive compensation proposals are put to a vote, we will examine the long-term track record of the management team, past compensation history, and use of appropriate performance hurdles.

We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices. We will generally vote against multi-year authorizations of shares to be used for compensation unless the company’s past actions have been consistent with these policies. We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

III. Tender Offer Defenses

A. Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B. Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

IV. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry

•	management’s track record

•	background to the proxy contest

•	qualifications of director nominees (both slates)

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	stock ownership positions

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a caseby- case basis.

V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We will generally vote for proposals that seek to fix the size of the board.

We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.

VI. Auditors

A. Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-Oxley mandates that the partners on a company’s audit engagement be subject to five-year term limits).

VII. Miscellaneous Governance Provisions

A. Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. We will generally vote for management proposals to adopt confidential voting.

B. Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

D. Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E. Stock Ownership Requirements

We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F. Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

H. Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J. Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to restore or permit cumulative voting.

L. Establish/Amend Nominee Qualifications

We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

M. Filling Vacancies/Removal of Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-Related Compensation Proposals

Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

P. Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Q. Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

R. 401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

S. Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.

We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-bycase basis.

T. Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.

We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

VIII. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

IX. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits

•	offer price (cost vs. premium)

•	prospects of the combined companies

•	how the deal was negotiated

•	changes in corporate governance and their impact on shareholder rights

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We will generally vote for changing the corporate name.

X. Social and Environmental Issues

Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

XI. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company’s industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company’s peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an “allowable increase” for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the “allowable increase” we will generally vote against the proposal.

B. Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis.

We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. Adjust Par Value of Common Stock

We will generally vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

•	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control - Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders.

It is not designed to preserve the voting power of an insider or significant shareholder.

J. Issue Stock for Use with Rights Plan

We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. Preferred Stock

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

We will generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

L. Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. Reverse Stock Splits

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

N. Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

EXHIBIT C

OPPENHEIMERFUNDS, INC.

OPPENHEIMERFUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of December 5, 2005)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

Oppenheimer Funds Portfolio Proxy Voting Guidelines

1.	OPERATIONAL ITEMS

1.1	Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.2	Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

1.3	Change Company Name.

•	Vote WITH Management

1.4	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.5	Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

1.6	Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill.

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board.

•	Sit on more than six public company boards.

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

2.5	Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors.

2.6	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

2.7	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties.

•	Two-thirds independent board.

•	All-independent key committees.

•	Established governance guidelines.

•

The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10	Majority of Independent Directors/Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11	Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12	Stock Ownership Requirements

•	Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

2.13	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

3.2	Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee

•	Vote WITH Management

4.7	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

5.4	Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/offers considered

•	Non-completion risk

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

5.10	Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

5.14	Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5	Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Pledge of Assets for Debt (Generally Foreign Issuers)

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

7.9	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11	Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2	Director Compensation

•	Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

8.3	Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

8.6	Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

8.8	Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT

8.12	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13	Shareholder Proposals Regarding Executive and Director Pay

•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

8.14	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15	Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

8.16	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.17	Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

EXHIBIT D

Pyramis Proxy Voting Guidelines

(including Fidelity Investments Canada Limited (FICL) funds as well as sub-advised by

Pyramis Global Advisors, LLC, a subsidiary of Fidelity Investments)

March 2005

I. General Principles

A. Except as set forth herein, Pyramis will generally vote in favor of routine management proposals. Pyramis will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B. Non-routine proposals will generally be voted in accordance with the guidelines.

C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Pyramis analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of Pyramis or the General Counsel of Fidelity Corp. (for FICL non-routine proposals, not covered by the following guidelines will be subject to the review of the Vice President and Corporate Counsel or Chief Compliance Officer of FICL). A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies’ relationship, business or otherwise, with that portfolio company.

E. The Fidelity Investment Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity or Pyramis employee is acting solely in the best interests of Fidelity or Pyramis and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

II. Definitions (as used in this document)

A. Large capitalization company – a company included in the Russell 1000 stock index.

B. Small capitalization company – a company not included in the Russell 1000 stock index.

C. Anti-takeover plan – includes fair price amendments; classified boards; “blank check” preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

D. Poison Pill Plan – a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

E. Golden parachute – accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

F. Tin parachute – accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

G. Sunset provision – a condition in a charter or plan that specifies an expiration date.

H. Greenmail – payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III. Directors

A. Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority on the election of directors if:

1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

With respect to poison pills, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

a. The poison pill includes a sunset provision of less than 5 years;

b. The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

c. Shareholder approval is required to reinstate the poison pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2. The company refuses, upon request by Pyramis, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3. Within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the 3 of 7 same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

B. Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

C. Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

IV. Compensation

A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards) Pyramis will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

1. (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and

(b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the level of dilution in the Plan or the amendments is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

However, option repricing may be acceptable if all of the following conditions, as specified by the plan’s express terms or board resolution, are met:

a. The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

4. The granting of awards to non-employee directors is subject to management discretion.

5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards. Pyramis will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

1. The shares are granted by a compensation committee composed entirely of independent directors; and

2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

B. Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;

2. Whether the equity proposed to be exchanged or repriced exceeded Pyramis’s dilution thresholds when initially granted;

3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4. The company’s relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C. Employee Stock Purchase Plans

Pyramis will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

D. Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E. Executive Compensation

Pyramis will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V. Anti-Takeover Plans

Pyramis will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

B. The anti-takeover plan includes the following:

1. the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

3. shareholder approval is required to reinstate the anti-takeover plan upon expiration;

4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

5. the anti-takeover plan allows the Fidelity funds and Pyramis advised and subadvised funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

C. It is an anti-greenmail proposal that does not include other anti-takeover provisions.

D. It is a fair price amendment that considers a two-year price history or less. Pyramis will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure / Incorporation

A. Increases in Common Stock

Pyramis will generally vote against a provision to increase a Company’s common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

B. New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

Pyramis will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

D. Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors

A. Pyramis will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company’s auditor.

B. Pyramis will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. Pyramis will also generally vote against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII. Other

A. Voting Process

Pyramis will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

B. Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. or Canadian banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board in the United States, or the office of the Superintendent of Financial Institutions in Canada) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

EXHIBIT E

Wellington Management Company, LLP

Proxy Policies and Procedures

Dated: January 18, 2006

Introduction Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies As a matter of policy, Wellington Management:

1

Takes responsibility for voting client proxies only upon a client’s written request.

2

Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5

Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6

Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7

Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Global Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate

Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the Corporate Operations Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each proxy received ismatched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy

Voting Guidelines.

•	Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes.

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material. If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting. In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Exhibit A

Wellington Management’s Proxy Voting Policies and Procedures

Proxy Voting Guidelines

Introduction Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. These Guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines Composition and Role of the Board of Directors

•	Election of Directors: Case-by-Case

Wellington Management Company believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Minimum Stock Ownership by Directors (SP): Case-by-Case

•	Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence: For

Wellington Management Company, LLP believes that, in the absence of a compelling counter-argument, at least 65% of a board should be comprised of independent directors. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent. For

Key board committees are the Nominating, Audit, and Compensation Committees.

•	Require a Separation of Chair and CEO or Require a Case-by-Case

Lead Director:

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: Case-by-Case

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

•	Adopt Shareholder Access/Majority Vote on Election of Case-by-Case

Directors (SP):

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

•	Approve Remuneration Policy: Case-by-Case

•	Exchange Underwater Options: Case-by-Case

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Case-by-Case Parachutes):

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Shareholder Approval of Future Severance Agreements For

Covering Senior Executives (SP):

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Require Senior Executives to Own and Hold Company Case-by-Case

Stock, not Including Options (SP):

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case

Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors: Case-by-Case

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

•	Vote on or Redeem Poison Pill (SP): For

•	Authorize Blank Check Preferred Stock: Against

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

•	Adopt Anti-Greenmail Provision: For

•	Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Approve Unequal Voting Rights: Against

•	Remove Right to Act by Written Consent: Against

•	Approve Binding Shareholder Proposals: Case-by-Case

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: For

•	Issue Debt Instruments: Case-by-Case

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): Case-by-Case

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s Case-by-Case

Fair Labor Principles (SP):

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Against

•	Approve Reincorporation: Case-by-Case

•	Approve Third-Party Transactions: Case-by-Case

58